As filed with the Securities and Exchange Commission on April 4, 1997

                                                      Registration Nos. 33-48066
                                                                        811-6677
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                   ----------
                                    FORM N-1A
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         | |

                         POST-EFFECTIVE AMENDMENT NO. 8                      |X|

                                       AND
                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940                      | |

                                 AMENDMENT NO. 9                             |X|

                        (CHECK APPROPRIATE BOX OR BOXES)
                                   ----------
                             PRUDENTIAL DRYDEN FUND
               (Exact name of registrant as specified in charter)
                              GATEWAY CENTER THREE
                          NEWARK, NEW JERSEY 07102-4077
               (Address of Principal Executive Offices) (Zip Code)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (800) 225-1852


                                  S. JANE ROSE
                              GATEWAY CENTER THREE
                          NEWARK, NEW JERSEY 07102-4077

                     (Name and Address of Agent for Service)

                                   COPIES TO:


                                 PAUL H. DYKSTRA
                            GARDNER, CARTON & DOUGLAS
                               321 N. CLARK STREET
                          CHICAGO, ILLINOIS 60610-4795


     APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after the effective date of the Registration Statement.

     It is proposed that this filing will become effective (check appropriate box):

          | | immediately upon filing pursuant to paragraph (b)

          | | on (date) pursuant to paragraph (b)

          | | 60 days after filing pursuant to paragraph (a)
          | | on (date) pursuant to paragraph (a) of Rule 485

          |X| 75 days after filing pursuant to paragraph (a)(ii)

          | | on (date) pursuant to paragraph (a)(ii) of Rule 485.

     If appropriate, check the following box:

          | | this post-effective amendment designates a new effective date for a previously filed post-effective amendment.


     Pursuant to Rule 24f-2 under the Investment Company Act of 1940, Registrant has previously registered an indefinite number of shares of beneficial interest, par value $.001 per share. The Registrant filed a notice under such Rule for its fiscal year ended September 30, 1996 on November 27, 1996.

================================================================================

                              CROSS REFERENCE SHEET
                            (AS REQUIRED BY RULE 495)


                                                                            LOCATION IN PRUDENTIAL ACTIVE BALANCED
N-1A ITEM NO.                                                               FUND PROSPECTUS
-------------                                                               --------------------------------------

PART A
Item  1.  Cover Page ...................................................... Cover Page
Item  2.  Synopsis ........................................................ Fund Highlights; Fund Expenses
Item  3.  Condensed Financial Information ................................. Fund Expenses; Financial Highlights;
                                                                            How the Fund Calculates Performance
Item  4.  General Description of Registrant ............................... Cover Page; Fund Highlights; General
                                                                            Information; How the Fund Invests
Item  5.  Management of the Fund .......................................... Fund Highlights; How the Fund is
                                                                            Managed
Item 5A.  Management's Discussion of Fund Performance ..................... Financial Highlights
Item  6.  Capital Stock and Other Securities .............................. Fund Highlights; How the Fund is
                                                                            Managed; Taxes, Dividends and
                                                                            Distributions; General Information
Item  7.  Purchase of Securities Being Offered ............................ How the Fund is Managed; How the
                                                                            Fund Values its Shares; Shareholder
                                                                            Guide
Item  8.  Redemption or Repurchase ........................................ Shareholder Guide
Item  9.  Pending Legal Proceedings ....................................... Not Applicable

                                                                            LOCATION IN PROSPECTUS OF PRUDENTIAL STOCK
                                                                            INDEX FUND, PRUDENTIAL SMALL-CAP INDEX
                                                                            FUND, PRUDENTIAL BOND MARKET INDEX FUND,
                                                                            PRUDENTIAL PACIFIC INDEX FUND AND PRUDENTIAL
                                                                            EUROPE INDEX FUND

N-1A ITEM NO.
-------------
PART A
Item  1.  Cover Page ...................................................... Cover Page
Item  2.  Synopsis ........................................................ Fund Highlights; Fund Expenses
Item  3.  Condensed Financial Information ................................. Fund Expenses; Financial Highlights;
                                                                            How Each Fund Calculates Performance
Item  4.  General Description of Registrant ............................... Cover Page; Fund Highlights; General
                                                                            Information; How the Funds Invest
Item  5.  Management of the Fund .......................................... Fund Highlights; How the Funds are
                                                                            Managed

Item 5A.  Management's Discussion of Fund Performance ..................... Financial Highlights

Item  6.  Capital Stock and Other Securities .............................. Fund Highlights; How the Funds are
                                                                            Managed; Taxes, Dividends and
                                                                            Distributions; General Information
Item  7.  Purchase of Securities Being Offered ............................ How the Funds are Managed; How Each
                                                                            Fund Values its Shares; Shareholder
                                                                            Guide
Item  8.  Redemption or Repurchase ........................................ Shareholder Guide
Item  9.  Pending Legal Proceedings ....................................... Not Applicable

PART B
Item 10.  Cover Page ...................................................... Cover Page
Item 11.  Table of Contents ............................................... Table of Contents
Item 12.  General Information and History ................................. Not Applicable
Item 13.  Investment Objectives and Policies .............................. Investment Objectives and Policies;
                                                                            Investment Restrictions
Item 14.  Management of the Fund .......................................... Trustees and Officers; Manager and
                                                                            Subadvisers
Item 15.  Control Persons and Principal Holders of Securities ............. Trustees and Officers
Item 16.  Investment Advisory and Other Services .......................... Manager and Subadvisers; Distributor;
                                                                            Custodian, Transfer and Dividend
                                                                            Disbursing Agent
Item 17.  Brokerage Allocation and Other Practices ........................ Portfolio Transactions and Brokerage
Item 18.  Capital Stock and Other Securities .............................. Purchase and Redemption of Fund Shares
Item 19.  Purchase, Redemption and Pricing of Securities Being Offered .... Purchase and Redemption of Fund
                                                                            Shares
Item 20.  Tax Status ...................................................... Taxes
Item 21.  Underwriters .................................................... Distributor
Item 22.  Calculation of Performance Data ................................. Performance and Yield Information
Item 23.  Financial Statements ............................................ Financial Statements

PART C
        Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement.

  The Prospectus of Prudential Active Balanced Fund dated November 29, 1996, is incorporated herein by reference in its entirety from the 497 filing made on December 7, 1996 (File No. 33-48066). This Registration Statement is not intended to amend the Prospectus of Prudential Active Balanced Fund dated November 29, 1996, except as indicated by the enclosed supplement.

                         PRUDENTIAL ACTIVE BALANCED FUND

                      Supplement dated __________, 1997 to
                       Prospectus dated November 29, 1996

THE FOLLOWING INFORMATION SUPPLEMENTS "GENERAL INFORMATION--DESCRIPTION OF SHARES" IN THE PROSPECTUS:

On February 19, 1997, the Company's Board of Trustees authorized four additional series: Prudential Small-Cap Index Fund, Prudential Bond Market Index Fund, Prudential Pacific Index Fund and Prudential Europe Index Fund, each of which offers Class Z shares. The Trustees also authorized Class I shares for Prudential Stock Index Fund.

THE STATEMENT OF ADDITIONAL INFORMATION WHICH IS INCORPORATED BY REFERENCE INTO THE PROSPECTUS IS DATED _________, 1997. IT RELATES TO ALL SIX OF THE FUNDS.

Prudential Stock Index Fund
Prudential Small-Cap Index Fund
Prudential Bond Market Index Fund
Prudential Pacific Index Fund
Prudential Europe Index Fund

--------------------------------------------------------------------------------

PROSPECTUS DATED           , 1997

--------------------------------------------------------------------------------

Prudential Dryden Fund (the Company) is a diversified, open-end, management investment company comprised of six separate portfolios, or series (the Funds). This Prospectus relates to the following Funds: Prudential Stock Index Fund, Prudential Small-Cap Index Fund, Prudential Bond Market Index Fund, Prudential Pacific Index Fund and Prudential Europe Index Fund (each a Fund and collectively, the Funds). Each Fund and its corresponding investment objective is described below:


     FUND                                              INVESTMENT OBJECTIVE
     ----                                              --------------------
  Prudential Stock             Seeks to provide investment results that correspond to the price and yield
   Index Fund                   performance of the Standard & Poor's 500 Composite Stock Price Index.
  Prudential Small-Cap         Seeks to provide investment results that correspond to the price and yield
   Index Fund                   performance of the Standard & Poor's 600 Small Capitalization Stock Index.
  Prudential Bond Market       Seeks to provide investment results that correspond to the total return
   Index Fund                   performance of the Lehman Brothers Aggregate Index.
  Prudential Pacific           Seeks to provide investment results that correspond to the price and yield
   Index Fund                   performance of the Morgan Stanley Capital International Pacific Index.
  Prudential Europe            Seeks to provide investment results that correspond to the price and yield
   Index Fund                   performance of the Morgan Stanley Capital International Europe Index.


There can be no assurance that the investment objective of any Fund will be achieved. See "How the Funds Invest--Investment Objectives and Policies." The Funds' address is Gateway Center Three, Newark, New Jersey 07102-4077, and their telephone number is (800) 225-1852.




This Prospectus sets forth concisely the information about the Funds that a prospective investor should know before investing. Additional information about the Funds has been filed with the Securities and Exchange Commission in a Statement of Additional Information, dated , 1997, which information is incorporated herein by reference (is legally considered a part of this Prospectus) and is available without charge upon request to the Funds at the address or telephone number noted above.

--------------------------------------------------------------------------------
Investors are advised to read this Prospectus and retain it for future reference.
--------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------
                                 FUND HIGHLIGHTS
--------------------------------------------------------------------------------
      The following summary is intended to highlight certain information contained in this Prospectus and is qualified in its entirety by the more detailed information appearing elsewhere herein.

--------------------------------------------------------------------------------

WHAT IS EACH FUND?

      The Company is comprised of six portfolios or series (the Funds), five of which are the following: Prudential Stock Index Fund, Prudential Small-Cap Index Fund, Prudential Bond Market Index Fund, Prudential Pacific Index Fund and Prudential Europe Index Fund. Technically, the Company is a diversified, open-end, management investment company comprised of separate series, each of which operates as a separate mutual fund. A mutual fund pools the resources of investors by selling its shares to the public and investing the proceeds of such sale in a portfolio of securities designed to achieve its investment objective.

WHAT IS THE INVESTMENT OBJECTIVE OF EACH FUND?

      The investment objective of Prudential Stock Index Fund is to seek to provide investment results that correspond to the price and yield performance of the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index). The investment objective of Prudential Small-Cap Index Fund is to seek to provide investment results that correspond to the price and yield performance of the Standard & Poor's 600 Small Capitalization Stock Index (S&P 600 Index). The investment objective of Prudential Bond Market Index Fund is to seek to provide investment results that correspond to the total return performance of the Lehman Brothers Aggregate Index. The investment objective of Prudential Pacific Index Fund is to seek to provide investment results that correspond to the price and yield performance of the Morgan Stanley Capital International Pacific Index (MSCI-Pacific Index). The investment objective of Prudential Europe Index Fund is to seek to provide investment results that correspond to the price and yield performance of the Morgan Stanley Capital International Europe Index (MSCI-Europe Index). There can be no assurance that the investment objective of any Fund will be achieved. See "How the Funds Invest--Investment Objectives and Policies" at page 6.

WHAT ARE THE FUNDS' RISK FACTORS AND SPECIAL CHARACTERISTICS?

      The Funds' performance will not precisely correspond to the performance of the index whose performance each Fund seeks to replicate. Prudential Stock Index Fund will attempt to achieve a correlation between its performance and that of the S&P 500 Index of at least 0.95, without taking into account expenses. Prudential Small-Cap Index Fund will attempt to achieve a correlation between its performance and that of the S&P 600 Index of at least 0.90, without taking into account expenses. Prudential Bond Market Index Fund will attempt to achieve a correlation between its performance and that of the Lehman Brothers Aggregate Index of at least 0.90, without taking into account expenses. Prudential Pacific Index Fund will attempt to achieve a correlation between its performance and that of the MSCI-Pacific Index of at least 0.90, without taking into account expenses. Prudential Europe Index Fund will attempt to achieve a correlation between its performance and that of the MSCI-Europe Index of at least 0.90, without taking into account expenses. Potential tracking differences, brokerage and other transaction costs and other Fund expenses may cause a Fund's return to be lower than the return of the index whose performance the Fund seeks to replicate. See "How the Funds Invest--Investment Objectives and Policies" at page 6.

      Each Fund may engage in various hedging and return enhancement strategies and invest in derivative securities. See "How the Funds Invest--Hedging and Return Enhancement Strategies--Risks of Hedging and Return Enhancement Strategies" at page 15. As with an investment in any mutual fund, an investment in a Fund can decrease in value and you can lose money.

WHO MANAGES THE FUNDS?

      Prudential Mutual Fund Management LLC (PMF or the Manager) is the manager of the Company and is compensated for its services at an annual rate of .30 of 1% of average daily net assets of Prudential Stock Index Fund, .30 of 1% of average daily net assets of Prudential Small-Cap Index Fund, .25 of 1% of average daily net assets of Prudential Bond Market Index Fund, .40 of 1% of average daily net assets of Prudential Pacific Index Fund and .40 of 1% of average

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

daily net assets of Prudential Europe Index Fund. As of , 1997, PMF served as manager or administrator to investment companies, including mutual funds, with aggregate assets of approximately $ billion. The Prudential Investment Corporation, which does business under the name of Prudential Investments (PI, the Subadviser or the investment adviser), furnishes investment advisory services in connection with the management of the Funds under Subadvisory Agreements with PMF. See "How the Funds are Managed--Manager" at page and "How the Funds are Managed--Subadviser" at page .

WHO DISTRIBUTES THE FUNDS' SHARES?

      Prudential Securities Incorporated (Prudential Securities or PSI), a major securities underwriter and securities and commodities broker, acts as the Distributor of the Funds' shares. Prudential Securities incurs the expense of distributing the Funds' shares under a Distribution Agreement with the Company, none of which is reimbursed or paid for by the Funds. See "How the Funds are Managed--Distributor" at page .


WHAT IS THE MINIMUM INVESTMENT?


      There is no minimum initial or subsequent investment requirement for investors who qualify to purchase shares. See "Shareholder Guide--How to Buy Shares of the Funds" at page and "Shareholder Guide--Shareholder Services" at page .


HOW DO I PURCHASE SHARES?


      You may purchase shares of the Funds through Prudential Securities, Pruco Securities Corporation (Prusec) or directly from the Funds, through their transfer agent, Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent), at the net asset value per share (NAV) next determined after receipt of your purchase order by the Transfer Agent or Prudential Securities. Shares of the Funds are offered to (i) investors who purchase $1 million or more of shares of the Funds (or who already own $1 million of shares of other Prudential Mutual Funds); (ii) participants in any fee-based program sponsored by Prudential Securities (or one of its affiliates) which includes mutual funds as investment options and for which a Fund is an available option; (iii) pension, profit-sharing or other employee benefit plans with at least $50 million in defined contribution assets, and (iv) for Prudential Stock Index Fund only, investors who were, or who executed a letter of intent to become, shareholders of any series of the Company on or before one or more series of the Company reorganized or who on that date had investments in certain products for which the Company provided exchangeability. Participants in programs sponsored by Prudential Retirement Services should contact their client representative for more information about purchasing shares of the Funds. See "How Each Fund Values its Shares" at page and "Shareholder Guide--How to Buy Shares of the Funds" at page .


WHAT ARE MY PURCHASE ALTERNATIVES?


      Prudential Stock Index Fund offers two classes of shares, Class Z and Class I shares, sold without an initial or contingent deferred sales charge to a limited group of investors. Class I shares must be held in an ominibus account and are subject to nominal transfer agency fees or expenses. Each of the other Funds offers one class of shares (Class Z shares), sold without an initial or contingent deferred sales charge to a limited group of investors. Shares of the Funds are not subject to any ongoing service- or distribution-related expenses.


HOW DO I SELL MY SHARES?


      You may redeem your shares at any time at the NAV next determined after Prudential Securities or the Transfer Agent receives your sell order. Participants in programs sponsored by Prudential Retirement Services should contact their client representative for more information about selling their shares. See "Shareholder Guide--How to Sell Your Shares" at page .


HOW ARE DIVIDENDS AND DISTRIBUTIONS PAID?


      Each Fund expects to pay dividends of net investment income, if any, and distributions of any net capital gains at least annually. Dividends and distributions of a Fund will be automatically reinvested in additional shares of that Fund at NAV without a sales charge unless you request that they be paid to you in cash. See "Taxes, Dividends and Distributions" at page .

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  FUND EXPENSES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Shareholder Transaction Expenses

  Maximum Sales Load Imposed on Purchases ...............................  None
  Maximum Deferred Sales Load ...........................................  None
  Maximum Sales Load Imposed on Reinvested Dividends ....................  None
  Redemption Fees .......................................................  None
  Exchange Fee ..........................................................  None


Annual Fund Operating Expenses*
(as a percentage of average net assets)   Prudential      Prudential   Prudential    Prudential   Prudential
                                            Stock          Small-Cap   Bond Market     Pacific      Europe
                                          Index Fund      Index Fund   Index Fund    Index Fund   Index Fund
                                       ----------------   ----------   -----------   ----------   ----------
                                       Class Z  Class I
                                       Shares   Shares
                                       -------  -------
  Management Fees ...................   .30%     .30%       .30%         .25%          .40%         .40%
  12b-1 Fees ........................   None     None       None         None          None         None
  Other Expenses (After
     Reimbursement)..................   .10%     .00%       .20%         .15%          .20%         .20%
                                        ---      ---        ---          ---           ---          ---
  Total Fund Operating Expenses
   (After Reimbursement) ............   .40%     .30%       .50%         .40%          .60%         .60%
                                        ===      ===        ===          ===           ===          ===


Example                                              1       3      5     10
                                                   Year    Years  Years  Years

You would pay the following expenses on a $1,000 investment, assuming
  (1) 5% annual return and (2) redemption at the end of each time period:


       Prudential Stock Index Fund
        Class Z .................................    $9     $13     $22    $73
        Class I .................................    $3     $10     $17    $38
       Prudential Small-Cap Index Fund
        Class Z .................................    $5     $16     $28    $63
       Prudential Bond Market Index Fund
        Class Z .................................    $4     $13     $22    $51
       Prudential Pacific Index Fund
        Class Z .................................    $6     $19     $33    $75
       Prudential Europe Index Fund
        Class Z .................................    $6     $19     $33    $75

      The above example is based on expenses expected to be incurred during the current fiscal year as reduced by the Manager's expense reimbursed. THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

      The purpose of this table is to assist investors in understanding the various types of costs and expenses that an investor in a Fund will bear, whether directly or indirectly. For more complete descriptions of the various costs and expenses, see "How the Funds are Managed." "Other Expenses" includes actual operating expenses for Prudential Stock Index Fund for the fiscal year ended September 30, 1996 and estimated operating expenses of the other Funds for the fiscal year ending September 30, 1997, such as Trustees' and professional fees, registration fees, reports to shareholders and transfer agency and custodian fees.
----------

* The Manager has agreed to reimburse each Fund so that Total Fund Operating Expenses do not exceed .40% and .30%, respectively, for Class Z and Class I shares of Prudential Stock Index Fund and .50%, .40%, .60% and .60% of the average net assets of Prudential Small-Cap Index Fund, Prudential Bond Market Index Fund, Prudential Pacific Index Fund and Prudential Europe Index Fund, respectively. Total Fund Operating Expenses before reimbursement are estimated to be .48% and .38%, respectively, of the average net assets of Class Z and Class I shares of Prudential Stock Index Fund and .38%, .48%, 1.11% and 1.11% of the average net assets of Prudential Small-Cap Index Fund, Prudential Bond Market Index Fund, Prudential Pacific Index Fund and Prudential Europe Index Fund, respectively, for the current fiscal year.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
       (for a share outstanding throughout each of the indicated periods)

                         (Prudential Stock Index Fund)

--------------------------------------------------------------------------------


      The following financial highlights have been audited by Deloitte & Touche LLP, independent accountants, whose report thereon was unqualified. This information should be read in conjunction with the financial statements and notes thereto, which appear in the Statement of Additional Information. The financial highlights contain selected data for a Class Z share of beneficial interest outstanding, total return, ratios to average net assets and other supplemental data for the periods indicated. The information is based on data contained in the financial statements. Further performance information is contained in the annual report, which may be obtained without charge. See "Shareholder Guide -- Shareholder Services -- Reports to Shareholders." During these periods, there were no Class I shares of Prudential Stock Index Fund outstanding, nor were there any shares outstanding of Prudential Small-Cap Index Fund, Prudential Bond Market Index Fund, Prudential Pacific Index Fund or Prudential Europe Index Fund.


--------------------------------------------------------------------------------

                                                                    CLASS Z SHARES
                                                             -------------------------------------------
                                                                                              NOVEMBER 5,
                                                                      YEAR ENDED               1992(A)
                                                                     SEPTEMBER 30,             THROUGH
                                                             ----------------------------     SEPTEMBER
                                                             1996        1995       1994       30,1993
                                                             ----        ----       ----      ----------

PER SHARE OPERATING PERFORMANCE:

Net asset value, beginning of period ...................    $14.22      $11.27      $11.12       $10.00
INCOME FROM INVESTMENT OPERATIONS

Net investment income(b) ...............................       .25         .23         .26          .23
Net realized and unrealized gain (loss) on investment
 and foreign currency transactions .....................      2.44        2.97         .11          .94
 Total from investment operations ......................      2.69        3.20         .37         1.17
LESS DISTRIBUTIONS:
Dividends from net investment income ...................      (.28)       (.22)       (.18)        (.05)
Distributions from net realized income .................      (.57)       (.03)       (.04)       --
 Total distributions ...................................      (.85)       (.25)       (.22)        (.05)
Net asset value, end of period .........................    $16.06      $14.22      $11.27       $11.12
TOTAL RETURN(D): .......................................     19.72%      29.02%       3.33%       11.73%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000) ........................  $184,379    $101,945     $50,119      $27,142
Average net assets (000) ...............................  $142,540    $ 71,711     $38,098      $18,807
Ratios to average net assets(b):
 Expenses ..............................................       .60%        .60%        .60%         .60%(c)
 Net investment income .................................      1.92%       2.55%       2.34%        2.41%(c)
Portfolio turnover rate ................................         2%         11%          2%           1%
Average commission rate paid per share .................  $ 0.0250         N/A         N/A          N/A

----------
(a)   Commencement of investment operations.
(b)   Net of expense subsidy.
(c)   Annualized.
(d) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and other distributions. Total return for periods of less than a full year are not annualized. Total return includes the effect of expense subsidies.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              HOW THE FUNDS INVEST
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE AND POLICIES


      THE COMPANY IS COMPRISED OF SIX SEPARATE SERIES. SHARES OF THE FOLLOWING FIVE SERIES (EACH A FUND AND COLLECTIVELY, THE FUNDS) ARE OFFERED THROUGH THIS
PROSPECTUS: PRUDENTIAL STOCK INDEX FUND, PRUDENTIAL SMALL-CAP INDEX FUND, PRUDENTIAL BOND MARKET INDEX FUND, PRUDENTIAL PACIFIC INDEX FUND AND PRUDENTIAL EUROPE INDEX FUND. THE INVESTMENT OBJECTIVE OF PRUDENTIAL STOCK INDEX FUND IS TO SEEK TO PROVIDE INVESTMENT RESULTS THAT CORRESPOND TO THE PRICE AND YIELD PERFORMANCE OF THE S&P 500 INDEX.

      THE INVESTMENT OBJECTIVE OF PRUDENTIAL SMALL-CAP INDEX FUND IS TO SEEK TO PROVIDE INVESTMENT RESULTS THAT CORRESPOND TO THE PRICE AND YIELD PERFORMANCE OF A BROAD-BASED INDEX OF SMALL CAP STOCKS. THE PRUDENTIAL SMALL-CAP INDEX FUND CURRENTLY USES THE S&P 600 INDEX FOR THAT PURPOSE.

      THE INVESTMENT OBJECTIVE OF PRUDENTIAL BOND MARKET INDEX FUND IS TO SEEK TO PROVIDE INVESTMENT RESULTS THAT CORRESPOND TO THE TOTAL RETURN PERFORMANCE OF A BROAD-BASED INDEX OF FIXED-INCOME SECURITIES. THE PRUDENTIAL BOND MARKET INDEX FUND CURRENTLY USES THE LEHMAN BROTHERS AGGREGATE INDEX FOR THAT PURPOSE.

      THE INVESTMENT OBJECTIVE OF PRUDENTIAL PACIFIC INDEX FUND IS TO SEEK TO PROVIDE INVESTMENT RESULTS THAT CORRESPOND TO THE PRICE AND YIELD PERFORMANCE OF A BROAD-BASED INDEX OF SECURITIES OF ISSUERS IN THE PACIFIC REGION. THE PRUDENTIAL PACIFIC INDEX CURRENTLY USES THE MSCI-PACIFIC INDEX FOR THAT PURPOSE.

     THE INVESTMENT OBJECTIVE OF PRUDENTIAL EUROPE INDEX FUND IS TO SEEK TO PROVIDE INVESTMENT RESULTS THAT CORRESPOND TO THE PRICE AND YIELD PERFORMANCE OF A BROAD-BASED INDEX OF SECURITIES OF EUROPEAN ISSUERS. THE PRUDENTIAL EUROPE INDEX FUND CURRENTLY USES THE MSCI-EUROPE INDEX FOR THAT PURPOSE.

     THERE CAN BE NO ASSURANCE THAT THE OBJECTIVE OF ANY FUND WILL BE ACHIEVED. See "Investment Objectives and Policies" in the Statement of Additional Information. As with an investment in any mutual fund, an investment in any of the Funds can decrease in value and you can lose money.

      [EACH FUND'S INVESTMENT OBJECTIVE IS A FUNDAMENTAL POLICY AND THEREFORE MAY NOT BE CHANGED WITHOUT THE APPROVAL OF THE HOLDERS OF A MAJORITY OF THE FUND'S OUTSTANDING VOTING SECURITIES, AS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940 (THE INVESTMENT COMPANY ACT).] INVESTMENT POLICIES THAT ARE NOT FUNDAMENTAL MAY BE MODIFIED BY THE BOARD OF TRUSTEES OF THE COMPANY (TRUSTEES). THE BROAD-BASED INDICES USED BY THE FUNDS (EXCEPT PRUDENTIAL STOCK INDEX FUND) MAY BE CHANGED FROM TIME TO TIME AT THE DISCRETION OF THE PORTFOLIO MANAGER UNDER THE SUPERVISION OF THE TRUSTEES.

     The Funds are not managed according to traditional methods of "active" investment management, which involve the buying and selling of securities based upon economic, financial and market analysis and investment judgment. Instead, the Funds, utilizing a "passive" or indexing investment approach, attempt to approximate the investment performance of their respective indexes by holding a portfolio of stocks or bonds selected through statistical procedures. The funds are managed without regard to tax ramifications. Each Fund pursues its objective through the investment policies described below. While each Fund will seek to achieve its objective, the Funds will differ with respect to the degree of risk that they involve.

PRUDENTIAL STOCK INDEX FUND

      Prudential Stock Index Fund seeks to provide investment results that correspond to the price and yield performance of the S&P 500 Index. The
S&P 500 Index is an unmanaged, market-weighted index of 500 stocks selected by Standard &

Poor's Corporation (S&P) on the basis of their market size, liquidity and industry group representation. Inclusion in the S&P 500 Index in no way implies an opinion by S&P as to a stock's attractiveness as an investment. The S&P 500 Index, composed of stocks representing more than 70% of the total market value of all publicly traded U.S. common stocks, is widely regarded as representative of the performance of the U.S. stock market as a whole. "Standard & Poor's(r)", "S&P(r)", "S&P 500(r)", "Standard & Poor's 500", and "500" are trademarks of McGraw-Hill, Inc. and have been licensed for use by The Prudential Insurance Company of America (Prudential) and its affiliates and subsidiaries. Prudential Stock Index Fund is not sponsored, endorsed, sold or promoted by S&P and S&P makes no representation regarding the advisability of investing in the Fund. See "Investment Objectives and Policies--Investment Policies Applicable to Prudential Stock Index Fund" in the Statement of Additional Information regarding certain additional disclaimers and limitations of liability on behalf of S&P.

      To achieve its investment objective, the Fund will purchase equity securities that as a group reflect the price and yield performance of the S&P 500 Index. Prudential Stock Index Fund intends to purchase all 500 stocks included in the S&P 500 Index in approximately the same proportions as they are represented in the S&P 500 Index. In addition, from time to time adjustments may be made in the Fund's holdings due to changes in the composition of the S&P 500 Index or due to receipt of distributions of securities of companies spun off from S&P 500 companies. Prudential Stock Index Fund will not adopt a temporary defensive investment posture in times of generally declining market conditions, and investors in the Fund therefore will bear the risk of such market conditions.

      Prudential Stock Index Fund intends that at least 80% of the value of its total assets will be invested in securities included in the S&P 500 Index. The Fund may invest the balance of its assets in: (i) other equity-related securities; (ii) money market instruments, including obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities; (iii) put and call options on securities and stock indices; and (iv) futures contracts on stock indices and options thereon.

PRUDENTIAL SMALL-CAP INDEX FUND

      Prudential Small-Cap Index Fund seeks to provide investment results that correspond to the price and yield performance of a broad-based index of small cap stocks. The Prudential Small-Cap Index Fund currently uses the S&P 600 Index for that purpose. The S&P 600 Index is an unmanaged capitalization weighted index of 600 smaller company U.S. common stocks that cover all industry sectors. Inclusion in the S&P 600 Index in no way implies an opinion by S&P as to a stock's attractiveness as an investment. The S&P 600 Index currently measures the performance of selected U.S. stocks with a market capitalization of no greater than $1.5 billion. "S&P" 600(R)," "Standard & Poor's 600" and "600" are trademarks of McGraw-Hill, Inc. and have been licensed for use by Prudential and its affiliates and subsidiaries. Prudential Small-Cap Index Fund is not sponsored, endorsed, sold or promoted by S&P and S&P makes no representation regarding the advisability of investing in the Fund. See "Investment Objectives and Policies--Investment Policies Applicable to Prudential Small-Cap Index Fund" in the Statement of Additional Information regarding certain additional disclaimers and limitations of liability on behalf of S&P.

      To achieve its investment objective, Prudential Small-Cap Index Fund will purchase equity securities that as a group reflect the price and yield performance of the S&P 600 Index. The Fund intends to purchase all 600 stocks included in the S&P 600 Index in approximately the same proportions as they are represented in the S&P 600 Index. In addition, from time to time adjustments may be made in the holdings of the Fund due to changes in the composition of the S&P 600 Index or due to receipt of distributions of securities of companies spun off from S&P 600 companies. Prudential Small-Cap Index Fund will not adopt a temporary defensive investment posture in times of generally declining market conditions, and investors in the Fund therefore will bear the risk of such market conditions.

      Prudential Small-Cap Index Fund intends to invest at least 80% of the value of its total assets in securities included in the S&P 600 Index. The Fund may invest the balance of its assets in money market instruments and stock futures contracts and options thereon.

PRUDENTIAL BOND MARKET INDEX FUND

      Prudential Bond Market Index Fund seeks to provide investment results that correspond to the total return performance of a broad-based index of fixed-income securities. The Prudential Bond Market Index Fund currently uses the Lehman Brothers Aggregate Index for that purpose. The Lehman Brothers Aggregate Index is an unmanaged index that measures the total return (capital change plus income) provided by a universe of fixed income securities, weighted by market value. The Fund is neither sponsored by nor affiliated with Lehman Brothers. See "Investment Objectives and Policies--Investment Policies Applicable to Prudential Bond Market Index Fund" in the Statement of Additional Information.

     To achieve its investment objective, Prudential Bond Market Index Fund will purchase securities that as a group reflect the performance of the Lehman Brothers Aggregate Index. The Fund intends to hold securities that reflect the three major classes of fixed-income investments in the Lehman Brothers Aggregate
Index: U.S. Treasury and Government agency securities, corporate debt obligations and mortgage-backed securities. The securities included in the index generally have an outstanding market value of at least $100 million. In addition, from time to time adjustments may be made in the holdings of the Fund due to changes in the composition of the Lehman Brothers Aggregate Index. Prudential Bond Market Index Fund will not adopt a temporary defensive investment posture in times of generally declining market conditions, and investors in the Fund therefore will bear the risk of such market conditions.

      Prudential Bond Market Index Fund intends to invest at least 80% of the value of its total assets in the types of securities included in the Lehman Brothers Aggregate Index. The Fund may invest the balance of its assets in money market instruments and bond futures contracts and options thereon.

PRUDENTIAL PACIFIC INDEX FUND

      Prudential Pacific Index Fund seeks to provide investment results that correspond to the price and yield performance of a broad-based index of securities of issuers in the Pacific Region. The Prudential Pacific Index Fund currently uses the MSCI-Pacific Index for that purpose. The MSCI-Pacific Index is an unmanaged, diversified, capitalization weighted index currently consisting of 416 securities listed on the stock exchanges of Australia, Japan, Hong Kong, New Zealand, Singapore and Malaysia. The Fund is neither sponsored by nor affiliated with Morgan Stanley Capital International. See "Investment Objectives and Policies--Investment Policies Applicable to Prudential Pacific Index Fund" in the Statement of Additional Information.

      To achieve its investment objective, Prudential Pacific Index Fund will purchase securities that as a group reflect the performance of the MSCI-Pacific Index. The Fund intends to purchase all 416 securities included in the MSCI-Pacific Index in approximately the same proportions as they are represented in the MSCI-Pacific Index. In addition, from time to time adjustments may be made in the holdings of the Fund due to changes in the composition of the MSCI-Pacific Index. Prudential Pacific Index Fund will not adopt a temporary defensive investment posture in times of generally declining market conditions, and investors in the Fund therefore will bear the risk of such market conditions.

      Prudential Pacific Index Fund intends to invest at least 80% of the value of its total assets in securities included in the MSCI-Pacific Index. The Fund may invest the balance of its assets in money market instruments and financial futures contracts on stocks and currencies and options thereon.

PRUDENTIAL EUROPE INDEX FUND

      Prudential Europe Index Fund seeks to provide investment results that correspond to the price and yield performance of a broad-based index of securities of European issuers. The Prudential Europe Index Fund currently uses the MSCI-Europe Index for that purpose. The MSCI-Europe Index is an unmanaged diversified weighted index currently consisting of 619 companies located in 14 developed European countries. These countries are: Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, Netherlands, Norway, Spain, Sweden, Switzerland and the United Kingdom. The Fund is neither sponsored by nor affiliated with Morgan Stanley Capital International. See "Investment Objectives and Policies--Investment Policies Applicable to Prudential Europe Index Fund" in the Statement of Additional Information.

      To achieve its investment objective, Prudential Europe Index Fund will purchase securities that as a group reflect the price and yield performance of the MSCI-Europe Index. The Fund intends to purchase all stocks included in the MSCI-Europe Index in approximately the same proportions as they are represented in that Index. In addition, from time to time adjustments may be made in the holdings of the Fund due to changes in the composition of the MSCI-Europe Index. Prudential Europe Index Fund will not adopt a temporary defensive investment posture in times of generally declining market conditions, and investors in the Fund therefore will bear the risk of such market conditions.

      Prudential Europe Index Fund intends to invest at least 80% of the value of its total assets in securities included in the MSCI-Europe Index. The Fund may invest the balance of its assets in money market instruments and financial futures contracts on stocks and currencies and options thereon.

      PI believes that its investment approach with regard to each Fund will provide an effective method of tracking the performance of the relevant index. Nevertheless, PI does not expect that a Fund's performance will precisely correspond to the performance of its respective index. Each Fund will attempt to achieve a correlation between its performance and that of its respective index of at least 0.90, except that Prudential Stock Index Fund will attempt to achieve a correlation between its performance and that of the S&P 500 Index of at least 0.95, in each case without taking into account expenses. A correlation of 1.00 would indicate perfect correlation, which would be achieved when a Fund's net asset value, including the value of its dividends and capital gains distributions, increases or decreases in exact proportion to changes in its respective index. PI will, of course, attempt to minimize any tracking differential (i.e., the statistical measure of the difference between the investment results of a Fund and that of its respective index). Tracking will be monitored at least on a monthly basis. All tracking maintenance activities will be reviewed regularly to determine whether any changes in policies or techniques are necessary. However, in addition to potential tracking differences, brokerage and other transaction costs, as well as other expenses, are likely to cause a Fund's return to be lower than the return of its respective index. Consequently, there can be no assurance as to how closely a Fund's performance will correspond to the performance of its respective index.

      Options, futures contracts, and options on futures contracts are used, if at all, primarily to invest uncommitted cash balances, to maintain liquidity to meet redemptions, to facilitate tracking, to reduce transaction costs or to hedge a Fund's portfolio.

      In order to invest uncommitted cash balances, maintain liquidity to meet redemptions, or for incidental return enhancement purposes, the Funds may also
(i) enter into repurchase agreements, when-issued, delayed delivery and forward commitment transactions; and (ii) lend their portfolio securities.

INVESTMENT POLICIES APPLICABLE TO EACH FUND

EQUITY SECURITIES

      EACH FUND OTHER THAN PRUDENTIAL BOND MARKET INDEX FUND INVESTS PRIMARILY IN EQUITY SECURITIES, AND THE VALUE OF THESE FUNDS' INVESTMENTS WILL GO UP AND DOWN WITH THE PERFORMANCE OF THE STOCKS IN THE APPLICABLE INDEX. INVESTMENT BY PRUDENTIAL SMALL-CAP INDEX FUND IN SMALL COMPANIES INVOLVES GREATER RISK THAN IS CUSTOMARILY ASSOCIATED WITH MORE ESTABLISHED COMPANIES. These companies often have sales and earnings growth rates which exceed those of large companies; however, smaller companies often have limited operating histories, product lines, markets or financial resources, and may lack management depth. These companies may be subject to intense competition from larger entities, and the securities of these companies may have limited marketability and may be subject to more abrupt or erratic movements in price than securities of larger companies or the market averages in general.


EQUITY-RELATED SECURITIES


      The Funds other than Prudential Bond Market Index Fund may invest in equity-related securities. Equity-related securities are common stocks, preferred stocks, rights, warrants and debt securities or preferred stocks which are convertible or exchangeable for common stocks or preferred stocks. See "Investment Objectives and Policies--Investment Policies Applicable to Each of the Funds--Convertible Securities, Warrants and Rights" in the Statement of Additional Information.


SECURITIES OF FOREIGN ISSUERS


      PRUDENTIAL PACIFIC INDEX FUND AND PRUDENTIAL EUROPE INDEX FUND WILL INVEST PRIMARILY IN EQUITY SECURITIES OF FOREIGN COMPANIES. FOREIGN SECURITIES INVOLVE CERTAIN RISKS WHICH SHOULD BE CONSIDERED CAREFULLY BY AN INVESTOR IN EITHER OF THESE FUNDS. THESE RISKS INCLUDE POLITICAL OR ECONOMIC INSTABILITY IN THE COUNTRY OF THE ISSUER, THE DIFFICULTY OF PREDICTING INTERNATIONAL TRADE PATTERNS, THE POSSIBILITY OF IMPOSITION OF EXCHANGE CONTROLS AND THE RISK OF CURRENCY FLUCTUATIONS. Foreign securities may be subject to greater fluctuations in price than securities issued by U.S. corporations or issued or guaranteed by the U.S. Government, its instrumentalities or agencies. In addition, there may be less publicly available information about a foreign company than about a domestic company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. There is generally less government regulation of securities exchanges, brokers and listed companies abroad than in the United States and, with respect to certain foreign countries, there is a possibility of expropriation, confiscatory taxation or diplomatic developments which could affect investment in those countries.

      Shareholders should be aware that investing in the equity markets of developing countries involves exposure to economies that are generally less diverse and mature, and to political systems which can be expected to have less stability than those of developed countries. Historical experience indicates that the markets of developing countries have been more volatile than the markets of developed countries. The risks associated with investments in foreign securities may be greater with respect to investments in developing countries.

      IF A SECURITY IS DENOMINATED IN A FOREIGN CURRENCY, IT WILL BE AFFECTED BY CHANGES IN CURRENCY EXCHANGE RATES AND IN EXCHANGE CONTROL REGULATIONS, AND COSTS WILL BE INCURRED IN CONNECTION WITH CONVERSIONS BETWEEN CURRENCIES. A change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of a Fund's securities denominated in that currency. Such changes also will affect the Fund's income and distributions to shareholders. In addition, although Prudential Pacific Index Fund and Prudential Europe Index Fund will receive income in such currencies, the two Funds will be required to compute and distribute their income in U.S. dollars. Therefore, if the exchange rate for any such currency declines after the Funds' income has been accrued and translated into U.S. dollars, the Funds could be required to liquidate portfolio securities to make such distributions, particularly in instances in which the amount of income the Funds are required to distribute is not immediately reduced by the decline in such currency. Similarly, if an exchange rate declines between the time a Fund incurs expenses in U.S. dollars and the time such expenses are paid, the amount of such currency required to be converted into U.S. dollars in order to pay such expenses in U.S. dollars will be greater than the equivalent amount in any such currency of such expenses at the time they were incurred. Prudential Pacific Index Fund and Prudential Europe Index Fund may, but need not, enter into futures contracts on foreign currencies, forward foreign currency exchange contracts and options on foreign currencies for hedging purposes, including: locking-in the U.S. dollar price of the purchase or sale of securities denominated in a foreign currency; locking-in the U.S. dollar equivalent of interest or dividends to be paid on such securities which are held by the Fund; and protecting the U.S. dollar value of such securities which are held by the Fund.

      The Funds may invest a portion of their assets in equity securities of foreign issuers denominated in U.S. currency. The Funds may purchase American Depositary Receipts (ADRs), which are U.S. dollar-denominated certificates issued by a United States bank or trust company and represent the right to receive securities of a foreign issuer deposited in a domestic bank or foreign branch of a U.S. bank and traded on a U.S. exchange or in an over-the-counter market. Generally, ADRs are in registered form. There are no fees imposed on the purchase or sale of ADRs when purchased from the issuing bank or trust company in the initial underwriting, although the issuing bank or trust company may impose charges for the collection of dividends and the conversion of ADRs into the underlying securities. Investment in ADRs has certain advantages over direct investment in the underlying foreign securities since: (i) ADRs are U.S. dollar-denominated investments that are registered domestically, easily transferable, and for which market quotations are readily available; and (ii) issuers whose securities are represented by ADRs are usually subject to comparable auditing, accounting and financial reporting standards as domestic issuers.

FIXED-INCOME OBLIGATIONS

      Prudential Bond Market Index Fund will invest primarily in fixed-income securities including U.S. Treasury obligations and securities issued or guaranteed by U.S. government agencies and instrumentalities, investment-grade corporate debt obligations, and mortgage-backed securities.

      U.S. Treasury securities, including bills, notes and bonds, are direct obligations of the U.S. Government and, as such, are backed by the "full faith and credit" of the United States. They differ primarily in their interest rates and the lengths of their maturities. Obligations issued or guaranteed by agencies of the U.S. Government or instrumentalities established or sponsored by the U.S. Government may or may not be backed by the "full faith and credit" of the United States.

      The Fund may invest in debt securities of U.S. issuers that have securities outstanding that are rated at the time of purchase at least BBB by Standard & Poor's Ratings Group (S&P Ratings) or Baa by Moody's Investors Service (Moody's) or comparably rated by a similar nationally recognized statistical rating organization (NRSRO) or, if not rated, of comparable quality in the opinion of the investment adviser. Securities rated Baa by Moody's are considered to be investment grade, although they have speculative characteristics. Changes in economic or other circumstances are more likely to lead to a weakened capacity of issuers whose securities are rated BBB or Baa to pay interest or repay principal than is the case for issuers of higher rated securities. See "Description of Ratings" in the Statement of Additional Information.

      Mortgage-backed securities represent undivided ownership interests in pools of mortgages. The issuer guarantees the payment of interest on and principal of these securities; however, the guarantees do not extend to the yield or value of the securities. These securities are in most cases "pass-through" instruments, through which the holders receive a share of all interest and principal payments from the mortgages underlying the securities, net of certain fees. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate.


MONEY MARKET INSTRUMENTS


      The Funds may invest in high quality money market instruments, including commercial paper of a U.S. or non-U.S. company, foreign government securities, certificates of deposit, bankers' acceptances and time deposits of domestic and foreign banks, and obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities. These obligations will be U.S. dollar denominated. Money market instruments typically have a maturity of one year or less as measured from the date of purchase. The Funds may invest in money market instruments without limit for temporary defensive and cash management purposes. To the extent the Funds otherwise invest in money market instruments, they are subject to the limitations described above.


OTHER INVESTMENTS AND POLICIES

      BORROWING


      Each Fund may borrow an amount equal to no more than 20% of the value of its total assets (calculated when the loan is made) from banks to take advantage of investment opportunities, for temporary, extraordinary or emergency purposes or for the clearance of transactions. Each Fund may pledge up to 20% of its total assets to secure these borrowings. If a Fund's asset coverage for borrowings falls below 300%, the Fund will take prompt action to reduce its borrowings. No Fund will purchase portfolio securities when borrowings exceed 5% of the value of its total assets. See "Investment Objectives and Policies--Investment Policies Applicable to Each of the Funds--Borrowing" in the Statement of Additional Information.

      ILLIQUID SECURITIES


      Each Fund may hold up to 15% of its net assets in illiquid securities, including repurchase agreements which have a maturity of longer than seven days, securities with legal or contractual restrictions on resale (restricted securities) and securities that are not readily marketable in securities markets either within or outside of the United States. Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended (the Securities Act) and privately placed commercial paper that have a readily available market are not considered illiquid for purposes of this limitation. The investment adviser will monitor the liquidity of such restricted securities under the supervision of the Trustees. A Fund's investment in Rule 144A securities could have the effect of increasing illiquidity to the extent that qualified institutional buyers become, for a limited time, uninterested in purchasing Rule 144A securities. See "Investment Restrictions" in the Statement of Additional Information. Repurchase agreements subject to demand are deemed to have a maturity equal to the applicable notice period.


      REPURCHASE AGREEMENTS


      Each Fund may enter into repurchase agreements whereby the seller of the security agrees to repurchase that security from the Fund at a mutually agreed-upon time and price. The repurchase date is usually within a day or two of the original purchase, although it may extend over a number of months. A Fund's repurchase agreements will at all times be fully collateralized in an amount at least equal to the resale price. In the event of a default or bankruptcy by a seller, the Fund that has entered into the repurchase agreement will promptly seek to liquidate the collateral. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase are less than the repurchase price, the Fund will suffer a loss. Each Fund may participate in a joint repurchase account managed by PI. See "Investment Objectives and Policies--Investment Policies Applicable to Each of the Funds--Repurchase Agreements" in the Statement of Additional Information.


      WHEN-ISSUED AND DELAYED DELIVERY SECURITIES


      The Funds may purchase or sell securities (including equity securities) on a when-issued or delayed delivery basis. When-issued or delayed delivery transactions arise when securities are purchased or sold by a Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and/or yield to the Fund at the time of entering into the transaction. While the Funds will only purchase securities on a when-issued or delayed delivery basis with the intention of acquiring the securities, the Funds may sell the securities before the settlement date, if it is deemed advisable. At the time a Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, the Fund will record the transaction and thereafter reflect the value, each day, of such security in determining the net asset value of the Fund. At the time of delivery of the securities, the value may be more or less than the purchase price. The Funds' Custodian will maintain, in a segregated account of the Fund, cash or liquid assets, having a value equal to or greater than the Funds' purchase commitments. Subject to this requirement, each Fund may purchase securities on such basis without limit. See "Investment Objectives and Policies--Investment Policies Applicable to Each of the Funds--When-Issued and Delayed Delivery Securities" in the Statement of Additional Information.


      SECURITIES LENDING


     Each Fund may lend its portfolio securities to brokers or dealers, banks or other recognized institutional borrowers of securities, provided that the borrower at all times maintains cash or equivalent collateral or secures a letter of credit in favor of the Fund in an amount equal to at least 100%, determined daily, of the market value of the securities loaned which are maintained in a segregated account pursuant to applicable regulations. During the time portfolio securities are on loan, the borrower will pay the Fund that has loaned its portfolio securities an amount equivalent to any dividend or interest paid on such securities and that Fund may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower. As with any extensions of credit, there are risks of delay in recovery and in some cases loss of rights in the collateral should the borrower of the securities fail financially. As a matter of fundamental policy, a Fund cannot lend more than 30% of the value of its total assets. See "Investment Objectives and Policies--Investment Policies Applicable to Each of the Funds--Securities Lending" in the Statement of Additional Information. The Fund may pay reasonable administration and custodial fees in connection with a loan.

      SEGREGATED ACCOUNTS. Each Fund will establish a segregated account with its Custodian, State Street Bank and Trust Company (State Street), in which it will maintain cash, U.S. Government securities, equity securities or other liquid, unencumbered assets equal in value to its obligations in respect of potentially leveraged transactions, including forward contracts, when-issued and delayed delivery securities, repurchase agreements, futures contracts, written options and options on futures contracts (unless otherwise covered). The assets deposited in the segregated account will be marked-to-market daily.


HEDGING AND RETURN ENHANCEMENT STRATEGIES


      THE FUNDS MAY ALSO ENGAGE IN VARIOUS PORTFOLIO STRATEGIES TO REDUCE CERTAIN RISKS OF THEIR INVESTMENTS AND TO ATTEMPT TO ENHANCE RETURN. A FUND, AND THUS THE INVESTOR, MAY LOSE MONEY THROUGH THE UNSUCCESSFUL USE OF THESE STRATEGIES. These strategies currently include the use of derivatives, such as options, futures contracts and options thereon. A Fund's ability to use these strategies may be limited by market conditions, regulatory limits and tax considerations and there can be no assurance that any of these strategies will succeed. See "Investment Objectives and Policies" and "Taxes" in the Statement of Additional Information. PI does not intend to buy all of these instruments or use all of these strategies to the full extent permitted unless it believes that doing so will help a Fund achieve its objective. New financial products and risk management techniques continue to be developed and each Fund may use these new investments and techniques to the extent consistent with its investment objective and policies.


OPTIONS TRANSACTIONS


      EACH FUND MAY PURCHASE AND WRITE (I.E., SELL) PUT AND CALL OPTIONS ON ANY SECURITIES IN WHICH IT MAY INVEST OR OPTIONS ON ANY SECURITIES INDEX BASED ON SECURITIES IN WHICH IT MAY INVEST. THESE OPTIONS ARE TRADED ON U.S. EXCHANGES OR IN THE OVER-THE-COUNTER MARKET TO HEDGE ITS PORTFOLIO. Each Fund may write covered put and call options to generate additional income through the receipt of premiums, purchase put options in an effort to protect the value of securities that it owns against a decline in market value and purchase call options in an effort to protect against an increase in the price of securities it intends to purchase. Each Fund may also purchase put and call options to offset previously written put and call options of the same series. See
"Investment Objectives and Policies--Investment Policies Applicable to Each of the Funds--Options on Securities and Securities Indices" in the Statement of Additional Information.

      A CALL OPTION GIVES THE PURCHASER, IN EXCHANGE FOR A PREMIUM PAID, THE RIGHT FOR A SPECIFIED PERIOD OF TIME TO PURCHASE THE SECURITY OR SECURITIES IN THE INDEX SUBJECT TO THE OPTION AT A SPECIFIED PRICE (THE EXERCISE PRICE OR STRIKE PRICE). The writer of a call option, in return for the premium, has the obligation, upon exercise of the option, to deliver, depending upon the terms of the option contract, the underlying securities or a specified amount of cash to the purchaser upon receipt of the exercise price. When a Fund writes a call option, it gives up the potential for gain on the underlying securities in excess of the exercise price of the option during the period that the option is open.

      A PUT OPTION GIVES THE PURCHASER, IN RETURN FOR A PREMIUM, THE RIGHT, FOR A SPECIFIED PERIOD OF TIME, TO SELL THE SECURITIES SUBJECT TO THE OPTION TO THE WRITER OF THE PUT AT THE SPECIFIED EXERCISE PRICE. The writer of the put option, in return for the premium, has the obligation, upon exercise of the option, to acquire the securities underlying the option at the exercise price. A Fund might, therefore, be obligated to purchase the underlying securities for more than their current market price.

      EACH FUND WILL WRITE ONLY "COVERED" OPTIONS. A written option is covered if, as long as a Fund is obligated under the option, it (i) owns an offsetting position in the underlying security or (ii) maintains in a segregated account, cash liquid assets in an amount equal to or greater than its obligation under the option. Under the first circumstance, a Fund's losses are limited because it owns the underlying security or currency; under the second circumstance, in the case of a written call option, a Fund's losses are potentially unlimited. See "Investment Objectives and Policies--Other Investments and Policies--Options on Securities and Securities Indices" in the Statement of Additional Information. There is no limitation on the amount of options the Funds may write.

      Each Fund may also write a call option, which can serve as a limited short hedge because decreases in value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the Fund will be obligated to sell the security at less than its market value.

      Each Fund may purchase and sell put and call options on securities indices. Securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. When purchasing or selling securities index options, each Fund is subject to the risk that the value of its portfolio securities may not change as much as or more than the index because the Fund's investments generally will not match the composition of the index. See "Investment Objectives and Policies--Investment Policies Applicable to Each of the Funds--Options on Securities and Securities Indices" and "Taxes" in the Statement of Additional Information.


      FUTURES CONTRACTS AND OPTIONS THEREON


      EACH FUND MAY PURCHASE AND SELL FINANCIAL FUTURES CONTRACTS AND OPTIONS THEREON WHICH ARE TRADED ON A COMMODITIES EXCHANGE OR BOARD OF TRADE TO REDUCE CERTAIN RISKS OF ITS INVESTMENTS AND TO ATTEMPT TO ENHANCE RETURN IN ACCORDANCE WITH REGULATIONS OF THE COMMODITY FUTURES TRADING COMMISSION (CFTC). THE FUNDS, AND THUS THE INVESTOR, MAY LOSE MONEY THROUGH THE UNSUCCESSFUL USE OF THESE STRATEGIES. These futures contracts and related options will be on securities indices. A futures contract is an agreement to purchase or sell an agreed amount of securities at a set price for delivery in the future. A stock index futures contract is an agreement to purchase or sell cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. A Fund may purchase and sell futures contracts or related options as a hedge against changes in market conditions.

      A Fund may not purchase or sell futures contracts and related options to attempt to enhance return, if immediately thereafter the sum of the amount of initial margin deposits on the Fund's existing futures and options on futures and premiums paid for such related options would exceed 5% of the liquidation value of the Fund's total assets. A Fund may purchase and sell futures contracts and related options, without limitation, for bona fide hedging purposes in accordance with regulations of the CFTC (i.e., to reduce certain risks of its investments). The value of all futures contracts sold will not exceed the total market value of a Fund's portfolio.

      Futures contracts and related options are generally subject to segregation and coverage requirements of the CFTC or the SEC. If a Fund does not hold the security underlying the futures contract, the Fund will be required to segregate on an ongoing basis with its Custodian cash or liquid assets in an amount at least equal to the Fund's obligations with respect to such futures contracts.

      A FUND'S SUCCESSFUL USE OF FUTURES CONTRACTS AND RELATED OPTIONS IS SUBJECT TO VARIOUS ADDITIONAL RISKS. The correlation between movements in the price of a futures contract and the movements in the index is imperfect and there is a risk that the value of the indices underlying the futures contract may increase or decrease at a greater rate than the related futures contracts resulting in losses to the Fund. Certain futures exchanges or boards of trade have established daily limits on the amount that the price of futures contracts or related options may vary, either up or down, from the previous day's settlement price. These daily limits may restrict each Fund's ability to purchase or sell certain futures contracts or related options on any particular day.

      A Fund's ability to enter into or close out futures contracts and options thereon is limited by the requirements of the Internal Revenue Code for qualification as a regulated investment company. See "Investment Objectives and Policies" and "Taxes" in the Statement of Additional Information.


      RISKS OF HEDGING AND RETURN ENHANCEMENT STRATEGIES


      PARTICIPATION IN THE OPTIONS OR FUTURES MARKETS INVOLVES INVESTMENT RISKS AND TRANSACTION COSTS TO WHICH A FUND WOULD NOT BE SUBJECT ABSENT THE USE OF THESE STRATEGIES. A FUND, AND THUS THE INVESTOR, MAY LOSE MONEY THROUGH THE UNSUCCESSFUL USE OF THESE STRATEGIES. Risks inherent in the use of options, futures contracts and options on futures contracts include (1) imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities being hedged; (2) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (3) the possible absence of a liquid secondary market for any particular instrument at any time; (4) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences; and (5) the possible inability of a Fund to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or the possible need for a Fund to sell a portfolio security at a disadvantageous time, due to the need for the Fund to maintain "cover" or to segregate securities in connection with hedging transactions. See "Taxes" in the Statement of Additional Information.

      Each Fund will generally purchase options and futures on an exchange only if there appears to be a liquid secondary market for such options or futures; a Fund will generally purchase OTC options only if the investment adviser believes that the other party to options will continue to make a market for such options. However, there can be no assurance that a liquid secondary market will continue to exist or that the other party will continue to make a market. Thus, it may not be possible to close an options or futures transaction. The inability to close options and futures positions also could have an adverse impact on a Fund's ability to effectively hedge its portfolio. There is also the risk of loss by a Fund of margin deposits or collateral in the event of bankruptcy of a broker with whom the Fund has an open position in an option, a futures contract or related option.


INVESTMENT RESTRICTIONS


      Each Fund is subject to certain investment restrictions which, like its investment objective, constitute fundamental policies. Fundamental policies cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities, as defined in the Investment Company Act. See "Investment Restrictions" in the Statement of Additional Information.

--------------------------------------------------------------------------------
                            HOW THE FUNDS ARE MANAGED
--------------------------------------------------------------------------------

      THE COMPANY HAS A BOARD OF TRUSTEES WHICH, IN ADDITION TO OVERSEEING THE ACTIONS OF THE FUNDS' MANAGER, SUBADVISER AND DISTRIBUTOR, DECIDES UPON MATTERS OF GENERAL POLICY. THE FUNDS' MANAGER CONDUCTS AND SUPERVISES THE DAILY BUSINESS OPERATIONS OF EACH FUND. THE FUNDS' SUBADVISER FURNISHES DAILY INVESTMENT ADVISORY SERVICES.

      Each Fund is responsible for the payment of certain fees and expenses including, among others, the following: (i) management fees; (ii) the fees of unaffiliated Trustees; (iii) the fees of the Funds' Custodian and Transfer and Dividend Disbursing Agent; (iv) the fees of the Funds' legal counsel and independent accountants; (v) brokerage commissions incurred in connection with portfolio transactions; (vi) all taxes and charges of governmental agencies, including registration fees; (vii) the reimbursement of organization expenses; and (viii) expenses related to shareholder communications including all expenses of shareholders' and Board of Trustees' meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders.

      For the fiscal year ended September 30, 1996, total expenses as a percentage of Prudential Stock Index Fund's average net assets were .60% for Class Z shares.


MANAGER


      PRUDENTIAL MUTUAL FUND MANAGEMENT LLC (PMF OR THE MANAGER), GATEWAY CENTER THREE, NEWARK, NEW JERSEY 07102-4077, IS THE MANAGER OF THE COMPANY AND IS COMPENSATED FOR ITS SERVICES AT AN ANNUAL RATE OF .30 OF 1% OF AVERAGE DAILY NET ASSETS OF PRUDENTIAL STOCK INDEX FUND, .30 OF 1% OF AVERAGE DAILY NET ASSETS OF PRUDENTIAL SMALL-CAP INDEX FUND, .25 OF 1% OF AVERAGE DAILY NET ASSETS OF PRUDENTIAL BOND MARKET INDEX FUND, .40 OF 1% OF AVERAGE DAILY NET ASSETS OF PRUDENTIAL PACIFIC INDEX FUND AND .40 OF 1% OF AVERAGE DAILY NET ASSETS OF PRUDENTIAL EUROPE INDEX FUND. PMF was established as a New York limited liability company in 1996. See "Manager and Subadvisers" in the Statement of Additional Information. Prior to October 30, 1996, the manager of Prudential Stock Index Fund was Prudential Institutional Fund Management, Inc. It was compensated for its services at an annual rate of .40 of 1% of average daily net assets of Prudential Stock Index Fund.

     As of ____________, 1997, PMF served as the manager to open-end investment companies, constituting all of the Prudential Mutual Funds, and as manager or administrator to ______ closed-end investment companies with aggregate assets of approximately $ billion.


      Under the Management Agreements with the Company, PMF manages the investment operations of the Funds and also administers the Company's business affairs. See "Manager and Subadvisers" in the Statement of Additional Information.

SUBADVISER


      THE PRUDENTIAL INVESTMENT CORPORATION (PIC), 751 BROAD STREET, NEWARK, NEW JERSEY 07102, SERVES AS SUBADVISER TO EACH FUND.

      PURSUANT TO THE SUBADVISORY AGREEMENTS WITH PMF, PIC, DOING BUSINESS AS PRUDENTIAL INVESTMENTS (PI, THE SUBADVISER OR THE INVESTMENT ADVISER), FURNISHES INVESTMENT ADVISORY SERVICES IN CONNECTION WITH THE MANAGEMENT OF THE COMPANY AND IS REIMBURSED FOR ALL REASONABLE COSTS AND EXPENSES INCURRED BY PI.

      Under each Subadvisory Agreement, PI, subject to the supervision of PMF, is responsible for managing the assets of each Fund in accordance with its investment objective, investment program and policies. PI determines what securities and other instruments are purchased and sold for each Fund and is responsible for obtaining and evaluating financial data relevant to each Fund.

      Prudential Investments Quantitative Management, a unit of PI, is responsible for the day-to-day management of Prudential Stock Index Fund, Prudential Small-Cap Index Fund, Prudential Pacific Index Fund and Prudential Europe Index Fund, employing a team approach to the management of these Funds. The Global Fixed Income Group of Prudential Investments is responsible as a team for the day-to-day management of Prudential Bond Market Index Fund.

      PMF and PIC are wholly owned subsidiaries of Prudential, a major diversified insurance and financial services company.


DISTRIBUTOR


      PRUDENTIAL SECURITIES INCORPORATED (PRUDENTIAL SECURITIES OR PSI), ONE SEAPORT PLAZA, NEW YORK, NEW YORK 10292, IS A CORPORATION ORGANIZED UNDER THE LAWS OF THE STATE OF DELAWARE AND SERVES AS THE DISTRIBUTOR OF THE SHARES OF EACH FUND. IT IS AN INDIRECT, WHOLLY OWNED SUBSIDIARY OF PRUDENTIAL.

      UNDER A DISTRIBUTION AGREEMENT (THE DISTRIBUTION AGREEMENT), PRUDENTIAL SECURITIES (ALSO THE DISTRIBUTOR) INCURS THE EXPENSES OF DISTRIBUTING EACH FUND'S SHARES, NONE OF WHICH IS REIMBURSED BY OR PAID FOR BY THE FUND. These expenses include commissions and account servicing fees paid to, or on account of, financial advisers of Prudential Securities and Pruco Securities Corporation (Prusec), an affiliated broker-dealer, commissions and account servicing fees paid to, or on account of, other broker-dealers or financial institutions (other than national banks) which have entered into agreements with the Distributor, advertising expenses, the cost of printing and mailing prospectuses to potential investors and indirect and overhead costs of Prudential Securities and Prusec associated with the sale of each Fund's shares, including lease, utility, communications and sales promotion expenses.

      The Manager (or one of its affiliates) may make payments to dealers and other persons which distribute shares of the Funds. Such payments may be calculated by reference to the net asset value of shares sold by such persons or otherwise.


      On October 21, 1993, PSI entered into an omnibus settlement with the SEC, state securities regulators (with the exception of the Texas Securities Commissioner who joined the settlement on January 18, 1994) and the National Association of Securities Dealers, Inc. (NASD) to resolve allegations that from 1980 through 1990 PSI sold certain limited partnership interests in violation of securities laws to persons for whom such securities were not suitable and misrepresented the safety, potential returns and liquidity of these investments. Without admitting or denying the allegations asserted against it, PSI consented to the entry of an SEC Administrative Order which stated that PSI's conduct violated the federal securities laws, directed PSI to cease and desist from violating the federal securities laws, pay civil penalties, and adopt certain remedial measures to address the violations.

      Pursuant to the terms of the SEC settlement, PSI agreed to the imposition of $10,000,000 civil penalty, established a settlement fund in the amount of $330,000,000 and procedures to resolve legitimate claims for compensatory damages by purchasers of the partnership interests. PSI has agreed to provide additional funds, if necessary, for the purposes of the settlement fund. PSI's settlement with the state securities regulators included an agreement to pay a penalty of $500,000 per jurisdiction. PSI consented to a censure and to the payment of a $5,000,000 fine in settling the NASD action.

      In October 1994, a criminal complaint was filed with the United States Magistrate for the Southern District of New York alleging that PSI committed fraud in connection with the sale of certain limited partnership interests in violation of federal securities laws. An agreement was simultaneously filed to defer prosecution of these charges for a period of three years from the signing of the agreement, provided that PSI complies with the terms of the agreement. If, upon completion of the three year period, PSI has complied with the terms of the agreement, no prosecution will be instituted by the United States for the offenses charged in the complaint. If on the other hand, during the course of the three year period, PSI violates the terms of the agreement, the U.S. Attorney can then elect to pursue these charges. Under the terms of the agreement, PSI agreed, among other things, to pay an additional $330,000,000 into the fund established by the SEC to pay restitution to investors who purchased certain PSI limited partnership interests.

      For more detailed information concerning the foregoing matters, see "Distributor" in the Statement of Additional Information, a copy of which may be obtained at no cost by calling 1-800-225-1852.


      The Company is not affected by PSI's financial condition and is an entirely separate legal entity from PSI, which has no beneficial ownership therein and the assets of each Fund which are held by State Street, an independent custodian, are separate and distinct from PSI.


FEE WAIVERS AND SUBSIDY


      For the fiscal year ending September 30, 1997, PMF has agreed to subsidize the operating expenses of Prudential Stock Index Fund, Prudential Small-Cap Index Fund, Prudential Bond Market Index Fund, Prudential Pacific Index Fund and Prudential Europe Index Fund so that total Fund operating expenses do not exceed
 .40% and .30% for Class Z and Class I shares of Prudential Stock Index Fund and .50%, .40%, .60% and .60%, respectively, of each other Fund's average net assets. Thereafter PMF may from time to time waive all or a portion of its management fee and subsidize all or a portion of the operating expenses of a Fund. Fee waivers and expense subsidies will increase a Fund's total return. See "Performance and Yield Information" in the Statement of Additional Information and "Fund Expenses" above.


PORTFOLIO TRANSACTIONS

      Prudential Securities may act as a broker or futures commission merchant for the Funds provided that the commissions, fees or other remuneration it receives are fair and reasonable. See "Portfolio Transactions and Brokerage" in the Statement of Additional Information.

CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT


      State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian for each Fund's portfolio securities and cash and, in that capacity, maintains certain financial and accounting books and records pursuant to an agreement with the Company.

      Prudential Mutual Fund Services LLC (PMFS), Raritan Plaza One, Edison, New Jersey 08837, serves as Transfer Agent and Dividend Disbursing Agent and in those capacities maintains certain books and records for the Funds. PMFS is a wholly owned subsidiary of PMF. Its mailing address is P.O. Box 15005, New Brunswick, New Jersey 08906-5005.

--------------------------------------------------------------------------------
                         HOW EACH FUND VALUES ITS SHARES
--------------------------------------------------------------------------------

      A FUND'S NET ASSET VALUE PER SHARE OR NAV IS DETERMINED BY SUBTRACTING ITS LIABILITIES FROM THE VALUE OF ITS ASSETS AND DIVIDING THE REMAINDER BY THE NUMBER OF OUTSTANDING SHARES. THE TRUSTEES FIXED THE SPECIFIC TIME OF DAY FOR THE COMPUTATION OF EACH FUND'S NAV TO BE AS OF 4:15 P.M., EASTERN TIME.


      Portfolio securities are valued based on market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Company's Trustees. See "Net Asset Value" in the Statement of Additional Information.


      Each Fund will compute its NAV once daily on days that the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem shares have been received by the Fund or days on which changes in the value of the Fund's portfolio securities do not materially affect the NAV. The New York Stock Exchange is closed on the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. See "Net Asset Value" in the Statement of Additional Information.

--------------------------------------------------------------------------------
                      HOW EACH FUND CALCULATES PERFORMANCE
--------------------------------------------------------------------------------

      FROM TIME TO TIME A FUND MAY ADVERTISE ITS TOTAL RETURN (INCLUDING "AVERAGE ANNUAL" TOTAL RETURN AND "AGGREGATE" TOTAL RETURN) AND YIELD IN ADVERTISEMENTS OR SALES LITERATURE. These figures are based on historical earnings and are not intended to indicate future performance. The "total return" shows how much an investment in a Fund would have increased (decreased) over a specified period of time (i.e., one, five or ten years or since inception of the Fund) assuming that all distributions and dividends by the Fund were reinvested on the reinvestment dates during the period and less all recurring fees. The "aggregate" total return reflects actual performance over a stated period of time. "Average annual" total return is a hypothetical rate of return that, if achieved annually, would have produced the same aggregate total return if performance had been constant over the entire period. "Average annual" total return smooths out variations in performance. Neither "average annual" total return nor "aggregate" total return takes into account any federal or state income taxes which may be payable upon redemption. The "yield" refers to the income generated by an investment in a Fund over a one-month or 30-day period. This income is then "annualized;" that is, the amount of income generated by the investment during that 30-day period is assumed to be generated each 30-day period for twelve periods and is shown as a percentage of the investment. The income earned on the investment is also assumed to be reinvested at the end of the sixth 30-day period. A Fund also may include comparative performance information in advertising or marketing the Fund's shares. Such performance information may include data from Lipper Analytical Services, Inc., Morningstar Publications, Inc., and other industry publications, business periodicals and market indices. See "Performance and Yield Information" in the Statement of Additional Information. Further performance information will be contained in each Fund's annual and semi-annual reports to shareholders, which may be obtained without charge. See "Shareholder Guide--Shareholder Services--Reports to Shareholders."

--------------------------------------------------------------------------------
                       TAXES, DIVIDENDS AND DISTRIBUTIONS
--------------------------------------------------------------------------------

      TAXATION OF THE FUND


      PRUDENTIAL STOCK INDEX HAS ELECTED TO QUALIFY (AND EACH OTHER FUND INTENDS TO ELECT TO QUALIFY) AND EACH FUND INTENDS TO REMAIN QUALIFIED AS A REGULATED INVESTMENT COMPANY UNDER THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE INTERNAL REVENUE CODE). ACCORDINGLY, THE FUNDS WILL NOT BE SUBJECT TO FEDERAL INCOME TAXES ON THEIR NET INVESTMENT INCOME AND CAPITAL GAINS, IF ANY, THAT THEY DISTRIBUTES TO THEIR SHAREHOLDERS.

      In addition, under the Internal Revenue Code, special rules apply to the treatment of certain options and futures contracts (Section 1256 contracts). At the end of each year, such investments held by each Fund will be required to be "marked-to-market" for federal income tax purposes; that is, treated as having been sold at market value. Sixty percent of any gain or loss recognized on these "deemed sales" and on actual dispositions may be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss. See "Taxes" in the Statement of Additional Information.


      TAXATION OF SHAREHOLDERS


      All dividends out of net investment income, together with distributions of net short-term capital gains, will be taxable as ordinary income to the shareholder whether or not reinvested. Certain gains or losses from fluctuations in exchange rates (Section 988 gains or losses) will affect the amount of ordinary income a Fund will be able to pay as dividends. See "Dividends and Distributions" in the Statement of Additional Information. Any net long-term capital gains distributed to shareholders will be taxable as such to the shareholder, whether or not reinvested and regardless of the length of time a shareholder has owned his or her shares. The maximum long-term capital gains rate for corporate shareholders is currently the same as the maximum tax rate for ordinary income. The maximum long-term capital gains rate for individual shareholders is currently 28% and the maximum tax rate for ordinary income is 39.6%.


      Any gain or loss realized upon a sale or redemption of shares by a shareholder who is not a dealer in securities will be treated as long-term capital gain or loss if the shares have been held more than one year and otherwise as short-term capital gain or loss. Any such loss, however, on shares that are held for six months or less, will be treated as a long-term capital loss to the extent of any capital gain distributions received by the shareholder.

      WITHHOLDING TAXES


      Under U.S. Treasury Regulations, each Fund is required to withhold and remit to the U.S. Treasury 31% of dividend, capital gain income and redemption proceeds, payable on the accounts of those shareholders who fail to furnish their tax identification numbers on IRS Form W-9 (or IRS Form W-8 in the case of certain foreign shareholders) with the required certifications regarding the shareholder's status under the federal income tax law.


      Shareholders are urged to consult their own tax advisers regarding specific questions as to federal, state or local taxes. See "Taxes" in the Statement of Additional Information.

      DIVIDENDS AND DISTRIBUTIONS


      EACH FUND EXPECTS TO PAY DIVIDENDS OF NET INVESTMENT INCOME, IF ANY, AND TO MAKE DISTRIBUTIONS OF ANY CAPITAL GAINS IN EXCESS OF NET LONG-TERM CAPITAL LOSSES AT LEAST ANNUALLY. SEE "HOW EACH FUND VALUES ITS SHARES."

      DIVIDENDS AND DISTRIBUTIONS WILL BE PAID IN ADDITIONAL FUND SHARES, BASED ON THE NAV ON THE RECORD DATE OR SUCH OTHER DATE AS THE TRUSTEES MAY DETERMINE, UNLESS THE SHAREHOLDER ELECTS IN WRITING NOT LESS THAN FIVE BUSINESS DAYS PRIOR TO THE RECORD DATE TO RECEIVE SUCH DIVIDENDS AND DISTRIBUTIONS IN CASH. Such election should be submitted to Prudential Mutual Fund Services LLC, Attn:
Account Maintenance Unit, P.O. Box 15015, New Brunswick, New Jersey 08906-5015. A Fund will notify each shareholder after the close of the Fund's taxable year both of the dollar amount and the taxable status of that year's dividends and distributions on a per share basis. If you hold shares through Prudential Securities, you should contact your financial adviser to elect to receive dividends and distributions in cash.

      WHEN A FUND GOES "EX-DIVIDEND," ITS NAV IS REDUCED BY THE AMOUNT OF THE DIVIDEND OR DISTRIBUTION. IF YOU BUY SHARES JUST PRIOR TO THE EX-DIVIDEND DATE (WHICH GENERALLY OCCURS FOUR BUSINESS DAYS PRIOR TO THE RECORD DATE), THE PRICE YOU PAY WILL INCLUDE THE DIVIDEND OR DISTRIBUTION AND A PORTION OF YOUR INVESTMENT WILL BE RETURNED TO YOU AS A TAXABLE DISTRIBUTION. YOU SHOULD, THEREFORE, CONSIDER THE TIMING OF DIVIDENDS WHEN MAKING YOUR PURCHASES.


--------------------------------------------------------------------------------
                               GENERAL INFORMATION
--------------------------------------------------------------------------------

DESCRIPTION OF SHARES


      THE COMPANY WAS ESTABLISHED AS A DELAWARE BUSINESS TRUST ON MAY 11, 1992. THE COMPANY IS AUTHORIZED TO ISSUE AN UNLIMITED NUMBER OF SHARES OF BENEFICIAL INTEREST, $.001 PAR VALUE PER SHARE, DIVIDED INTO THE FOLLOWING SIX SERIES OR
PORTFOLIOS: PRUDENTIAL STOCK INDEX FUND, PRUDENTIAL SMALL-CAP INDEX FUND, PRUDENTIAL BOND MARKET INDEX FUND, PRUDENTIAL PACIFIC INDEX FUND, PRUDENTIAL EUROPE INDEX FUND AND PRUDENTIAL ACTIVE BALANCED FUND (WHOSE SHARES ARE OFFERED THROUGH A SEPARATE PROSPECTUS). Each Fund described in this Prospectus other than Prudential Stock Index Fund offers one class of shares. Prudential Stock Index Fund offers two classes of shares and in accordance with the Company's Declaration of Trust, the Trustees may authorize the creation of additional series of beneficial interest and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine.

      The Company's expenses generally are allocated among the Funds on the basis of relative net assets at the time of allocation, except that expenses directly attributable to a particular Fund or class of a Fund are charged to that Fund or Class.

      The Trustees may increase or decrease the number of authorized shares without the approval of shareholders. Shares of a Fund, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares are also redeemable at the option of a Fund under certain circumstances as described under "Shareholder Guide--How to Sell Your Shares." The Company's shares do not have cumulative voting rights for the election of Trustees.


      THE COMPANY DOES NOT INTEND TO HOLD ANNUAL MEETINGS OF SHAREHOLDERS UNLESS OTHERWISE REQUIRED BY LAW. THE COMPANY WILL NOT BE REQUIRED TO HOLD MEETINGS OF SHAREHOLDERS UNLESS, FOR EXAMPLE, THE ELECTION OF TRUSTEES IS REQUIRED TO BE ACTED ON BY SHAREHOLDERS UNDER THE INVESTMENT COMPANY ACT. SHAREHOLDERS HAVE CERTAIN RIGHTS, INCLUDING THE RIGHT TO CALL A MEETING UPON A VOTE OF 10% OR MORE OF THE COMPANY'S OUTSTANDING SHARES FOR THE PURPOSE OF VOTING ON THE REMOVAL OF ONE OR MORE TRUSTEES OR TO TRANSACT ANY OTHER BUSINESS.

ADDITIONAL INFORMATION

      This Prospectus, including the Statement of Additional Information which has been incorporated by reference herein, does not contain all the information set forth in the Registration Statement filed by the Company with the SEC under the Securities Act. Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the office of the SEC in Washington, D.C.

--------------------------------------------------------------------------------
                                SHAREHOLDER GUIDE
--------------------------------------------------------------------------------


HOW TO BUY SHARES OF A FUND

      YOU MAY PURCHASE SHARES OF A FUND THROUGH PRUDENTIAL SECURITIES, PRUSEC OR DIRECTLY FROM THE FUND, THROUGH ITS TRANSFER AGENT, PRUDENTIAL MUTUAL FUND SERVICES LLC (PMFS OR THE TRANSFER AGENT), ATTENTION: INVESTMENT SERVICES, P.O. BOX 15020, NEW BRUNSWICK, NEW JERSEY 08906-5020. PARTICIPANTS IN PROGRAMS SPONSORED BY PRUDENTIAL RETIREMENT SERVICES SHOULD CONTACT THEIR CLIENT REPRESENTATIVE FOR MORE INFORMATION ABOUT PURCHASING SHARES OF THE FUND. The offering price is the NAV next determined following receipt of an order by the Transfer Agent or Prudential Securities. Shares of each Fund are offered to a limited group of investors at net asset value without any sales charge. See "How Each Fund Values its Shares."

      There is no minimum subsequent investment requirement for shares of the Funds. See "Shareholder Services."


      Application forms can be obtained from PMFS, Prudential Securities or Prusec. If a share certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares. Shareholders who hold their shares through Prudential Securities will not receive share certificates.


      The Funds reserve the right to reject any purchase order (including an exchange into a Fund) or to suspend or modify the continuous offering of their shares. See "How to Sell Your Shares."

      Your dealer is responsible for forwarding payment promptly to the applicable Fund. The Distributor reserves the right to cancel any purchase order for which payment has not been received by the third business day following the investment.


      Transactions in Fund shares may be subject to postage and handling charges imposed by your dealer.

ELIGIBLE PURCHASERS


      Class Z shares of each Fund are available for purchase by (i) investors who purchase $1 million or more of shares (or who already own $1 million of shares of other Prudential Mutual Funds), including those described under "Benefit Plans" and "PruArray and SmartPath Plans" below; (ii) participants in any fee-based program sponsored by Prudential Securities, The Prudential Savings Bank, F.S.B. (or any affiliate) which includes mutual funds as investment options and for which a Fund is an available option; (iii) certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by Prudential for whom Class Z shares of the Prudential Mutual Funds are an available investment option; (iv) Benefit Plans for which Prudential Retirement Services serves as record keeper and as of September 20, 1996, (a) were Class Z shareholders of the prudential Mutual Funds, or (b) executed a letter of intent to purchase Class Z shares of the Prudential Mutual Funds; (v) current and former Directors/Trustees of the Prudential Mutual Funds (including the Company); and (vi) employees of Prudential and/or Prudential Securities who participate in a Prudential-sponsored employee savings plan.

      In addition, shares of a Fund may be purchased through Prudential Securities or the Transfer Agent by the following persons: (a) employees of Prudential Securities and PMF and their subsidiaries and members of the families of such persons who maintain an "employee related" account at Prudential Securities of the Transfer Agent, (b) employees of subadvisers of the Prudential Mutual Funds provided that the purchases at NAV are permitted by such person's employer, and (c) Prudential, employees and special agents of Prudential and its subsidiaries and all persons who have retired directly from active service with Prudential or one of its subsidiaries.

      Class I shares of Prudential Stock Index Fund are available for purchase by pension, profit-sharing or other employee benefit plans qualified under
Section 401 of the Internal Revenue Code and defined compensation and annuity plans under Sections 457 or 403(b)(7) of the Internal Revenue Code (collectively, Benefit Plans), provided that the Benefit Plan has at least $150 million in defined contribution assets and $50 million of such assets are invested in Prudential Mutual Funds.

      In connection with the sale of shares, the Manager, the Distributor or one of their affiliates will pay dealers, financial advisers and other persons that distribute shares a finders' fee based on a percentage of the net asset value of shares sold by such persons.

      PURCHASE BY WIRE. For an initial purchase of shares of a Fund by wire, you must first telephone PMFS to receive an account number at (800) 225-1852 (toll-free). The following information will be requested: your name, address, tax identification number, class election, dividend distribution election, amount being wired and wiring bank. Instructions should then be given by you to your bank to transfer funds by wire to State Street Bank and Trust Company, Boston, Massachusetts, Custody and Shareholder Services Division, Attention:
Prudential Dryden Fund, specifying on the wire the account number assigned by PMFS and your name and identifying the Fund and the applicable class if purchasing shares of Prudential Stock Index Fund.

      If you arrange for receipt by State Street of federal funds prior to 4:15 P.M., New York time, on a business day, you may purchase shares of the applicable Fund as of that day.

      In making a subsequent purchase order by wire, you should wire State Street directly and should be sure that the wire specifies Prudential Dryden Fund, the Fund whose shares you are purchasing, and your name and individual account number. It is not necessary to call PMFS to make subsequent purchase orders utilizing federal funds. The minimum amount which may be invested by wire is $1,000.

      ALTERNATIVE PURCHASE PLAN. THE PRUDENTIAL STOCK INDEX FUND OFFERS TWO CLASSES OF SHARES, CLASS Z AND CLASS I SHARES (ALTERNATIVE PURCHASE PLAN).

      The two classes of shares represent an interest in the same portfolio of investments of Prudential Stock Index Fund and have the same rights and obligations, except that (i) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class; and (ii) Class I shares, which are held in a single omnibus account, are subject to nominal transfer agency fees and expenses. The two classes also have separate exchange privileges. See "How to Exchange Your Shares" below.

      RIGHT OF ACCUMULATION. Shares of a Fund and shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) may be aggregated to determine eligibility. See "Purchase and Redemption of Fund Shares" in the Statement of Additional Information.

      BENEFIT PLANS. Shares of a Fund may be purchased by a Benefit Plan provided that the Benefit Plan has existing assets of at least $1 million invested in shares of Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) or 250 eligible employees or participants. In the case of Benefit Plans whose accounts are held directly with the Transfer Agent or Prudential Securities and for which the Transfer Agent or

Prudential Securities does individual account recordkeeping (Direct Account Benefit Plans) and Benefit Plans sponsored by PSI or its subsidiaries (PSI or Subsidiary PrototypeBenefit Plans), shares may be purchased by participants who are repaying loans made from such plans to the participant.


      PRUARRAY AND SMARTPATH PLANS. Shares of a Fund may be purchased by certain savings, retirement and deferred compensation plans, qualified or non-qualified under the Internal Revenue Code, including pension, profit-sharing, stock-bonus or other employee benefit plans under Section 401 of the Internal Revenue Code and deferred compensation and annuity plans under Sections 457 or 403(b)(7) of the Internal Revenue Code that participate in the Transfer Agent's PruArray and SmartPath Programs (benefit plan recordkeeping services) (hereafter referred to as a PruArray or SmartPath Plan); provided that the plan has at least $1 million in existing assets or 250 eligible employees or participants. The term "existing assets" for this purpose includes stock issued by a PruArray or SmartPath Plan sponsor, shares of non-money market Prudential Mutual Funds and shares of certain unaffiliated non-money market mutual funds that participate in the PruArray or SmartPath Program (Participating Funds). "Existing assets" also include shares of money market funds acquired by exchange from a Participating Fund, monies invested in The Guaranteed Interest Account (GIA), a group annuity insurance product issued by Prudential, and units of The Stable Value Fund, an unaffiliated bank collective fund.

      PRUARRAY ASSOCIATION BENEFIT PLANS. Shares are also offered to Benefit Plans sponsored by employers which are members of a common trade, professional or membership association (Association) that participate in the PruArray Program provided that the Association enters into a written agreement with Prudential. Such Benefit Plans may purchase shares of a Fund without regard to the assets or number of participants in the individual employer's qualified Plan(s) so long as the employers in the Association (i) have retirement plan assets in the aggregate of at least $1 million and 250 participants in the aggregate and (ii) maintain their accounts with the Fund's transfer agent.

      PRUARRAY SAVINGS PROGRAM. Shares of each Fund are also offered to employees of companies that enter into a written agreement with Prudential Retirement Services to participate in the PruArray Savings Program. Under this Program, a limited number of Prudential Mutual Funds are available for purchase by Individual Retirement Accounts and Savings Accumulation Plans of the company's employees. The Program is available only to (i) employees who open an IRA or Savings Accumulation Plan account with the Fund's transfer agent and (ii) spouses of employees who open an IRA account with the Fund's transfer agent. The program is offered to companies that have at least 250 eligible employees.


HOW TO SELL YOUR SHARES


      YOU CAN REDEEM SHARES OF A FUND AT ANY TIME FOR CASH AT THE NAV PER SHARE NEXT DETERMINED AFTER THE REDEMPTION REQUEST IS RECEIVED IN PROPER FORM BY THE TRANSFER AGENT OR PRUDENTIAL SECURITIES. See "How Each Fund Values its Shares."

      IF YOU HOLD SHARES OF THE FUND THROUGH PRUDENTIAL SECURITIES, YOU MUST REDEEM YOUR SHARES BY CONTACTING YOUR PRUDENTIAL SECURITIES FINANCIAL ADVISER. IF YOU HOLD SHARES IN NON-CERTIFICATE FORM, A WRITTEN REQUEST FOR REDEMPTION SIGNED BY YOU EXACTLY AS THE ACCOUNT IS REGISTERED IS REQUIRED. IF YOU HOLD CERTIFICATES, THE CERTIFICATES SIGNED IN THE NAMES(S) SHOWN ON THE FACE OF THE CERTIFICATES, MUST BE RECEIVED BY THE TRANSFER AGENT IN ORDER FOR THE REDEMPTION REQUEST TO BE PROCESSED. IF REDEMPTION IS REQUESTED BY A CORPORATION, PARTNERSHIP, TRUST OR FIDUCIARY, WRITTEN EVIDENCE OF AUTHORITY ACCEPTABLE TO THE TRANSFER AGENT MUST BE SUBMITTED BEFORE SUCH REQUEST WILL BE ACCEPTED. All correspondence and documents concerning redemptions should be sent to the Fund whose shares you are redeeming in care of its Transfer Agent, Prudential Mutual Fund Services LLC, Attention: Redemption Services, P.O. Box 15010, New Brunswick, New Jersey 08906-5010.


      If the proceeds of the redemption (a) exceed $50,000, (b) are to be paid to a person other than the record owner, (c) are to be sent to an address other than the address on the Transfer Agent's records, or (d) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request and on the certificates, if any, or stock power must be guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker, dealer or credit union. The Transfer Agent reserves the right to request additional information from, and make reasonable inquiries of, any eligible guarantor institution. For clients of Prusec, a signature guarantee may be obtained from the agency or office manager of most Prudential Insurance and Financial Services or Prudential Preferred Financial Services offices. In the case of redemptions from a PruArray or SmartPath Plan, if the proceeds of the redemption are invested in another investment option of the plan, in the name of the record holder and at the same address as reflected in the Transfer Agent's records, a signature guarantee is not required.

      PAYMENT FOR SHARES PRESENTED FOR REDEMPTION WILL BE MADE BY CHECK WITHIN SEVEN DAYS AFTER RECEIPT BY THE TRANSFER AGENT OF THE CERTIFICATE AND/OR WRITTEN REQUEST EXCEPT AS INDICATED BELOW. IF YOU HOLD SHARES THROUGH PRUDENTIAL SECURITIES, PAYMENT FOR SHARES PRESENTED FOR REDEMPTION WILL BE CREDITED TO YOUR PRUDENTIAL SECURITIES ACCOUNT, UNLESS YOU INDICATE OTHERWISE. Such payment may be postponed or the right of redemption suspended at times (a) when the New York Stock Exchange is closed for other than customary weekends and holidays, (b) when trading on such Exchange is restricted, (c) when an emergency exists as a result of which disposal by a Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for a Fund fairly to determine the value of its net assets, or (d) during any other period when the SEC, by order, so permits; provided that applicable rules and regulations of the SEC shall govern as to whether the conditions prescribed in (b), (c) or (d) exist.

      PAYMENT FOR REDEMPTION OF RECENTLY PURCHASED SHARES WILL BE DELAYED UNTIL A FUND OR ITS TRANSFER AGENT HAS BEEN ADVISED THAT THE PURCHASE CHECK HAS BEEN HONORED, UP TO 10 CALENDAR DAYS FROM THE TIME OF RECEIPT OF THE PURCHASE CHECK BY THE TRANSFER AGENT. SUCH DELAY MAY BE AVOIDED BY PURCHASING SHARES BY WIRE OR BY CERTIFIED OR OFFICIAL BANK CHECK.

      REDEMPTION IN KIND. If the Trustees determines that it would be detrimental to the best interests of the remaining shareholders of a Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the investment portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the SEC. Securities will be readily marketable and will be valued in the same manner as a regular redemption. See "How Each Fund Values its Shares." If your shares are redeemed in kind, you would incur transaction costs in converting the assets into cash. The Company has, however, elected to be governed by Rule 18f-1 under the Investment Company Act, under which a Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during a 90-day period for any one shareholder.

      INVOLUNTARY REDEMPTION. In order to reduce expenses of each Fund, the Trustees may redeem all of the shares of any shareholder, other than a shareholder which is an IRA or other tax-deferred retirement plan, whose account has a net asset value of less than $500 due to a redemption. The Funds will give any such shareholder 60 days' prior written notice in which to purchase sufficient additional shares to avoid such redemption.


HOW TO EXCHANGE YOUR SHARES


      AS A SHAREHOLDER OF A FUND YOU HAVE AN EXCHANGE PRIVILEGE WITH THE OTHER SERIES OF THE COMPANY AND CERTAIN OTHER PRUDENTIAL MUTUAL FUNDS, INCLUDING ONE OR MORE SPECIFIED MONEY MARKET FUNDS, SUBJECT TO THE MINIMUM INVESTMENT REQUIREMENTS OF SUCH FUNDS. SHAREHOLDERS WHO ARE OTHERWISE ELIGIBLE TO PURCHASE CLASS Z SHARES HAVE THE ABILITY TO EXCHANGE THEIR CLASS Z SHARES OF A FUND FOR CLASS Z SHARES OF ANOTHER FUND ON THE BASIS OF THE RELATIVE NAV. SHAREHOLDERS WHO ARE OTHERWISE ELIGIBLE TO PURCHASE CLASS A SHARES HAVE THE ABILITY TO EXCHANGE THEIR SHARES OF A FUND FOR CLASS A SHARES OF ANOTHER FUND ON THE BASIS OF THE RELATIVE NAV. CLASS I SHAREHOLDERS HAVE THE ABILITY TO EXCHANGE THEIR CLASS I SHARES OF PRUDENTIAL STOCK INDEX FUND FOR CLASS Z SHARES OF ANOTHER FUND ON THE BASIS OF THE RELATIVE NAV. An exchange will be treated as a redemption and purchase for tax purposes.

      IN ORDER TO EXCHANGE SHARES BY TELEPHONE, YOU MUST AUTHORIZE TELEPHONE EXCHANGES ON YOUR INITIAL APPLICATION FORM OR BY WRITTEN NOTICE TO THE TRANSFER AGENT AND HOLD SHARES IN NON-CERTIFICATE FORM. Thereafter, you may call the Company at (800) 225-1852 to execute a telephone exchange of shares, on weekdays, except holidays, between the hours of 8:00 A.M. and 6:00 P.M., New York time. For your protection and to prevent fraudulent exchanges, your telephone call will be recorded and you will be asked to provide your personal identification number. A written confirmation of the exchange transaction will be sent to you. NEITHER THE FUNDS NOR THEIR AGENTS WILL BE LIABLE FOR ANY LOSS, LIABILITY OR COST WHICH RESULTS FROM ACTING UPON INSTRUCTIONS REASONABLY BELIEVED TO BE GENUINE UNDER THE FOREGOING PROCEDURES. All exchanges will be made on the basis of the relative NAV of the two funds next determined after the request is received in good order. The exchange privilege is available only in states where the exchange may legally be made.


      IF YOU HOLD SHARES THROUGH PRUDENTIAL SECURITIES, YOU MUST EXCHANGE YOUR SHARES BY CONTACTING YOUR PRUDENTIAL SECURITIES FINANCIAL ADVISER.

      IF YOU HOLD CERTIFICATES, THE CERTIFICATES, SIGNED IN THE NAME(S) SHOWN ON THE FACE OF THE CERTIFICATES, MUST BE RETURNED IN ORDER FOR THE SHARES TO BE EXCHANGED. SEE "HOW TO SELL YOUR SHARES" ABOVE.


      You may also exchange shares by mail by writing to Prudential Mutual Fund Services LLC, Attention: Exchange Processing, P.O. Box 15010, New Brunswick, New Jersey 08906-5010.

      IN PERIODS OF SEVERE MARKET OR ECONOMIC CONDITIONS THE TELEPHONE EXCHANGE OF SHARES MAY BE DIFFICULT TO IMPLEMENT AND YOU SHOULD MAKE EXCHANGES BY MAIL BY WRITING TO PRUDENTIAL MUTUAL FUND SERVICES LLC, AT THE ADDRESS NOTED ABOVE.

      Each Fund reserves the right to reject any exchange order including exchanges (and market timing transactions) which are of a size and/or frequency engaged in by one or more accounts acting in concert or otherwise, that have or may have an adverse effect on the ability of the Subadviser to manage the portfolio. The determination that such exchanges or activity may have an adverse effect and the determination to reject any exchange order shall be in the discretion of the Manager and the Subadviser.


      The Exchange Privilege is not a right and may be suspended, modified or terminated on 60 days' notice to shareholders.

SHAREHOLDER SERVICES


      In addition to the exchange privilege, as a shareholder in a Fund, you can take advantage of the following additional services and privileges:

      o AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR DISTRIBUTION. For your convenience, all dividends and distributions are automatically reinvested in full and fractional shares of the Funds at NAV. You may direct the Transfer Agent in writing not less than 5 full business days prior to the record date to have subsequent dividends and/or distributions sent in cash rather than reinvested. If you hold shares through Prudential Securities, you should contact your financial adviser.


      o TAX-DEFERRED RETIREMENT PLANS. Various tax-deferred retirement plans, including a 401(k) plan, self-directed individual retirement accounts and "tax-sheltered accounts" under Section 403(b)(7) of the Internal Revenue Code are available through the Distributor. These plans are for use by both self-employed individuals and corporate employers. These plans permit either self-direction of accounts by participants, or a pooled account arrangement. Information regarding the establishment of these plans, the administration, custodial fees and other details is available from

Prudential Securities or the Transfer Agent. If you are considering adopting such a plan, you should consult with your own legal or tax adviser with respect to the establishment and maintenance of such a plan.

      o SYSTEMATIC WITHDRAWAL PLAN. A systematic withdrawal plan is available to shareholders, which provides for monthly or quarterly checks. See also "Shareholder Investment Account--Systematic Withdrawal Plan" in the Statement of Additional Information.


      o REPORTS TO SHAREHOLDERS. The Funds will send you annual and semi-annual reports. The financial statements appearing in annual reports are audited by independent accountants. In order to reduce duplicate mailing and printing expenses, each Fund will provide one annual and semi-annual shareholder report and annual prospectus per household. You may request additional copies of such reports by calling (800) 225-1852 (toll-free) or by writing to the Fund at Gateway Center Three, Newark, New Jersey 07102-4077. In addition, monthly unaudited financial data are available upon request from each Fund.


      o SHAREHOLDER INQUIRIES. Inquiries should be addressed to the Funds at Gateway Center Three, Newark, New Jersey 07102-4077, or by telephone, at (800) 225-1852 (toll-free) or, from outside the U.S.A. at (908) 417-7555 (collect).

      For additional information regarding the services and privileges described above, see "Shareholder Investment Account" in the Statement of Additional Information.

                      [This page intentionally left blank]

--------------------------------------------------------------------------------
                        THE PRUDENTIAL MUTUAL FUND FAMILY
--------------------------------------------------------------------------------

      Prudential Mutual Fund Management offers a broad range of mutual funds designed to meet your individual needs. We welcome you to review the investment options available through our family of funds. For more information on the Prudential Mutual Funds, including charges and expenses, contact your Prudential Securities financial adviser or Prusec representative or telephone the Fundat
(800) 225-1852 for a free prospectus. Read the prospectus carefully before you invest or send money.

--------------------------------------------------------------------------------
------------------------------
     TAXABLE BOND FUNDS
------------------------------
Prudential Diversified Bond Fund, Inc.
Prudential Government Income Fund, Inc.
Prudential Government Securities Trust
 Short-Intermediate Term Series
Prudential High Yield Fund, Inc.
Prudential Mortgage Income Fund, Inc.
Prudential Structured Maturity Fund, Inc.
 Income Portfolio
The BlackRock Government Income Trust

------------------------------
     TAX-EXEMPT BOND FUNDS
------------------------------
Prudential California Municipal Fund
 California Series
 California Income Series
Prudential Municipal Bond Fund
 High Yield Series
 Insured Series
 Intermediate  Series
Prudential Municipal Series Fund
 Florida Series
 Hawaii Income Series
 Maryland Series
 Massachusetts Series
 Michigan Series
 New Jersey Series
 New York Series
 North Carolina Series
 Ohio Series
 Pennsylvania Series
Prudential National Municipals Fund, Inc.

------------------------------
     GLOBAL FUNDS
------------------------------

Prudential Europe Growth Fund, Inc.
Prudential Global Genesis Fund, Inc.
Prudential Global Limited Maturity Fund, Inc.
 Limited Maturity Portfolio
Prudential Intermediate Global Income Fund, Inc.
Prudential Natural Resources Fund, Inc.
Prudential Pacific Growth Fund, Inc.
Prudential World Fund, Inc.
 Global Series
 International Stock Series
The Global Government Plus Fund, Inc.
The Global Total Return Fund, Inc.
Global Utility Fund, Inc.

------------------------------
     EQUITY FUNDS
------------------------------
Prudential Allocation Fund
 Balanced  Portfolio
 Strategy Portfolio
Prudential Distressed Securities Fund, Inc.
Prudential Dryden Fund
 Prudential Active Balanced Fund
 Prudential Stock Index Fund
 Prudential Small-Cap Index Fund
 Prudential Bond Market Index Fund
 Prudential Pacific Index Fund
 Prudential Europe Index Fund
Prudential Emerging Growth Fund, Inc.
Prudential Equity Fund, Inc.
Prudential Equity Income Fund
Prudential Jennison Series Fund, Inc.
 Prudential Jennison Growth Fund
 Prudential Jennison Growth & Income Fund
Prudential Multi-Sector Fund, Inc.
Prudential Small Companies Fund, Inc.
Prudential Utility Fund, Inc.
Nicholas-Applegate Fund, Inc.
 Nicholas-Applegate Growth Equity Fund

------------------------------
     MONEY MARKET FUNDS
------------------------------
o  Taxable Money Market Funds
Prudential Government Securities Trust
 Money Market Series
 U.S. Treasury Money Market Series
Prudential Special Money Market Fund, Inc.
 Money Market Series
Prudential MoneyMart Assets, Inc.
o  Tax-Free Money Market Funds
Prudential Tax-Free Money Fund, Inc.
Prudential California Municipal Fund
 California Money Market Series
Prudential Municipal Series Fund
 Connecticut Money Market Series
 Massachusetts Money Market Series
 New Jersey Money Market Series
 New York Money Market Series
o  Command Funds
Command Money Fund
Command Government Fund
Command Tax-Free Fund
o  Institutional Money Market Funds
Prudential Institutional Liquidity Portfolio, Inc.
 Institutional Money Market Series


--------------------------------------------------------------------------------

No dealer, sales representative or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained herein, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund or the Distributor. This Prospectus does not constitute an offer by the Fund or by the Distributor to sell or a solicitation of any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction.

================================================================================
                                TABLE OF CONTENTS
                                                                            PAGE
                                                                            ----
FUND HIGHLIGHTS ............................................................   2

 What are the Funds' Risk Factors and
  Special Characteristics? .................................................   2

FUND EXPENSES ..............................................................   4
FINANCIAL HIGHLIGHTS .......................................................   5

HOW THE FUNDS INVEST .......................................................   6

 Investment Objective and Policies .........................................   6

 Other Investments and Policies ............................................  11
 Hedging and Return Enhancement Strategies .................................  13
 Investment Restrictions ...................................................  15
HOW THE FUNDS ARE  MANAGED .................................................  16
 Manager ...................................................................  16
 Subadviser ................................................................  16
 Distributor ...............................................................  17
 Fee Waivers and Subsidy ...................................................  18
 Portfolio Transactions ....................................................  18
 Custodian and Transfer and
  Dividend Disbursing Agent ................................................  18
HOW EACH FUND VALUES ITS SHARES ............................................  19
HOW EACH FUND CALCULATES PERFORMANCE .......................................  19
TAXES, DIVIDENDS AND DISTRIBUTIONS .........................................  20
GENERAL INFORMATION ........................................................  21
 Description of Shares .....................................................  21
 Additional Information ....................................................  22
SHAREHOLDER GUIDE ..........................................................  22
 How to Buy Shares of a Fund ...............................................  22
 How to Sell Your Shares ...................................................  24
 How to Exchange Your Shares ...............................................  25
 Shareholder Services ......................................................  28

THE PRUDENTIAL MUTUAL FUND FAMILY .......................................... A-1

================================================================================

MF174A

--------------------------------------------------------------------------------

   CUSIP Nos.:   Prudential Stock Index Fund
                  Class Z: 74431F209
                  Class I:
                 Prudential Small-Cap Index Fund:
                  Class Z:
                 Prudential Bond Market Index Fund:
                  Class Z:
                 Prudential Pacific Index Fund:
                  Class Z:
                 Prudential Europe Index Fund:
                  Class Z:
--------------------------------------------------------------------------------


Prudential
Stock
Index Fund

--------------------
Prudential
Small-Cap
Index Fund
--------------------
Prudential
Bond Market
Index Fund
--------------------
Prudential
Pacific
Index Fund
--------------------
Prudential
Europe
Index Fund

--------------------
PROSPECTUS
        ,1997
--------------------

[LOGO] PRUDENTIAL
       INVESTMENTS

                         PRUDENTIAL ACTIVE BALANCED FUND
                           PRUDENTIAL STOCK INDEX FUND


                         PRUDENTIAL SMALL-CAP INDEX FUND
                        PRUDENTIAL BOND MARKET INDEX FUND
                          PRUDENTIAL PACIFIC INDEX FUND
                          PRUDENTIAL EUROPE INDEX FUND


                       Statement of Additional Information

                            dated _____________, 1997

      Prudential Active Balanced Fund, Prudential Stock Index Fund, Prudential Small-Cap Index Fund, Prudential Bond Market Index Fund, Prudential Pacific Index Fund and Prudential Europe Index Fund (each a Fund and collectively, the Funds) are each a series of Prudential Dryden Fund (the Company).

      The investment objective of Prudential Active Balanced Fund is to seek to achieve total returns approaching equity returns, while accepting less risk than an all-equity portfolio, through an actively-managed portfolio of equity securities, fixed income securities and money market instruments.

      The investment objective of Prudential Stock Index Fund is to seek to provide investment results that correspond to the price and yield performance of the Standard & Poor's 500 Composite Stock Price Index.

      The investment objective of Prudential Small-Cap Index Fund is to seek to provide investment results that correspond to the price and yield performance of a broad-based index of small-cap stocks. The Prudential Small-Cap Index Fund currently uses the Standard & Poor's 600 Small Capitalization Stock Index for that purpose.

      The investment objective of Prudential Bond Market Index Fund is to seek to provide investment results that correspond to the total return performance of a broad-based index of fixed income securities. The Prudential Bond Market Index Fund currently uses the Lehman Brothers Aggregate Index for that purpose.

      The investment objective of Prudential Pacific Index Fund is to seek to provide investment results that correspond to the price and yield performance of a broad-based index of securities of issuers in the Pacific Region. The Prudential Pacific Index Fund currently uses the Morgan Stanley Capital International Pacific Index for that purpose.

      The investment objective of Prudential Europe Index Fund is to seek to provide investment results that correspond to the price and yield performance of a broad-based index of securities of European issuers. The Prudential Europe Index Fund currently uses the Morgan Stanley Capital International Europe Index for that purpose.

      There can be no assurance that a Fund's investment objective will be achieved. See "Investment Objectives and Policies."

      The Company's address is Gateway Center Three, Newark, New Jersey 07102-4077, and its telephone number is (800) 225-1852.

      This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus of Prudential Active Balanced Fund, dated November 29, 1996 and the Prospectus of Prudential Stock Index Fund, Prudential Small-Cap Index Fund, Prudential Bond Market Index Fund, Prudential Pacific Index Fund and Prudential Europe Index Fund, dated , 1997, copies of which may be obtained from the Company upon request.

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
General Information .....................................................  B-2
Investment Objectives and Policies ......................................  B-2
Investment Restrictions .................................................  B-16
Trustees and Officers ...................................................  B-17
Manager and Subadvisers .................................................  B-23
Distributor .............................................................  B-26
Portfolio Transactions and Brokerage ....................................  B-28
Purchase and Redemption of Fund Shares ..................................  B-29
Shareholder Investment Account ..........................................  B-32
Net Asset Value .........................................................  B-36
Taxes ...................................................................  B-37
Performance and Yield Information .......................................  B-39
Custodian, Transfer and Dividend Disbursing Agent
 and Independent Accountants ............................................  B-41
Financial Statements ....................................................  B-42

Appendix--Description of Ratings ........................................  A-1

Appendix I--Historical Performance Data .................................  I-1
Appendix II--General Investment Information .............................  II-1
Appendix III--Information Relating to The Prudential ....................  III-1

                               GENERAL INFORMATION


      The Company changed its name from The Prudential Institutional Fund to Prudential Dryden Fund effective October 30, 1996. In addition, Active Balanced Fund changed its name to Prudential Active Balanced Fund and Stock Index Fund changed its name to Prudential Stock Index Fund at the same time. On February 19, 1997, the Trustees approved the addition of the following four Funds to the
Company: Prudential Small-Cap Index Fund, Prudential Bond Market Index Fund, Prudential Pacific Index Fund and Prudential Europe Index Fund.


                       INVESTMENT OBJECTIVES AND POLICIES

INVESTMENT POLICIES APPLICABLE TO PRUDENTIAL ACTIVE BALANCED FUND

FORWARD ROLLS AND DOLLAR ROLLS


      Forward roll and dollar roll transactions involve the risk that the market value of the securities sold by Prudential Active Balanced Fund may decline below the repurchase price of those securities. At the time the Fund enters into a forward roll transaction, it will place in a segregated account with its Custodian cash or liquid assets, having a value equal to the repurchase price (including accrued interest). "Liquid assets," as used in the Funds' Prospectus and this Statement of Additional Information, include U.S. Government securities, equity securities, investment grade debt obligations or other liquid, unencumbered assets.


MORTGAGE-RELATED SECURITIES

      Mortgage-backed securities may be classified as private, governmental or government related, depending on the issuer or guarantor. Private mortgage-backed securities represent pass-through pools consisting principally of conventional residential mortgage loans created by non-governmental issuers, such as commercial banks, savings and loan associations and private mortgage insurance companies. Governmental mortgage-backed securities are backed by the full faith and credit of the United States. Government National Mortgage Association (GNMA), the principal U.S. guarantor of such securities, is a wholly owned corporate instrumentality of the United States within the Department of Housing and Urban Development. Pass-through securities issued by the Federal National Mortgage Association (FNMA) are guaranteed as to timely payment of principal and interest by FNMA, which guarantee is not backed by the full faith and credit of the U.S. Government. The Federal Home Loan Mortgage Corporation (FHLMC) is a corporate instrumentality of the United States, the stock of which is owned by the Federal Home Loan Banks. Participation certificates representing interests in mortgages from FHLMC's national portfolio are guaranteed as to the timely payment of interest and ultimate, but generally not timely, collection of principal by FHLMC. The obligations of the FHLMC under its guarantee are obligations solely of FHLMC and are not backed by the full faith and credit of the U.S. Government.


      Prudential Active Balanced Fund expects that private and governmental entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may be shorter than previously customary. As new types of mortgage-backed securities are developed and offered to investors, the Fund, consistent with its investment objective and policies, will consider making investments in those new types of securities.


      The Fund may also invest in pass-through securities backed by adjustable rate mortgages that have been issued by GNMA, FNMA and FHLMC or private issuers. These securities bear interest at a rate that is adjusted monthly, quarterly or annually. The prepayment experience of the mortgages underlying these securities may vary from that for fixed rate mortgages.

      The average maturity of pass-through pools of mortgage-related securities varies with the maturities of the underlying mortgage instruments. In addition, a pool's stated maturity may be shortened by unscheduled payments on the underlying mortgages. Factors affecting mortgage prepayments include the level of interest rates, general economic and social conditions, the location of the mortgaged property and age of the mortgage. Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool. Common practice is to assume that prepayments will result in an average life ranging from two to ten years for pools of fixed rate 30-year mortgages. Pools of mortgages with other maturities or different characteristics will have varying average life assumptions.

      Because prepayments of principal generally occur when interest rates are declining, it is likely that the Fund will have to reinvest the proceeds of prepayments at lower interest rates than those at which the assets were previously invested. If this occurs, the Fund's yield will correspondingly decline. Thus, mortgage-related securities may have less potential for capital appreciation in periods of falling interest rates than other fixed income securities of comparable maturity, although these securities may have a comparable risk of decline in market value in periods of rising interest rates. To the extent that the Fund purchases mortgage-related securities at a premium, unscheduled prepayments, which are made at par, will result in a loss equal to any unamortized premium.


      Government stripped mortgage-related interest only (IOs) and principal only (POs) securities are currently traded in an over-the-counter market maintained by several large investment banking firms. There can be no assurance that the Fund will be able to effect a trade of IOs or POs at a time when it wishes to do so. The Fund will acquire IOs and POs only if, in the opinion of the Fund's Subadviser, a secondary market for the securities exists at the time of acquisition, or is subsequently expected. The Fund will treat IOs and POs that are not U.S. Government securities as illiquid and will limit its investments in these securities, together with other illiquid investments, in order not to hold more than 10% of its net assets in illiquid securities. With respect to IOs and POs that are issued by the U.S. Government, the Subadviser, subject to the supervision of the Trustees, may determine that such securities are liquid, if it determines the securities can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of net asset value per share.


      Investing in IOs and POs involves the risks normally associated with investing in government and government agency mortgage-related securities. In addition, the yields on IOs and POs are extremely sensitive to the prepayment experience on the mortgage loans underlying the certificates collateralizing the securities. If a decline in the level of prevailing interest rates results in a rate of principal prepayments higher than anticipated, distributions of principal will be accelerated, thereby reducing the yield to maturity on IOs and increasing the yield to maturity on POs. Sufficiently high prepayment rates could result in the Fund not fully recovering its initial investment in an IO.

COLLATERALIZED MORTGAGE OBLIGATIONS

      Prudential Active Balanced Fund also may invest in, among other things, parallel pay Collateralized Mortgage Obligations (CMOs), and Planned Amortization Class CMOs (PAC Bonds). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PAC Bonds generally require payments of a specified amount of principal on each payment date. PAC Bonds always are parallel pay CMOs with the required principal payment on such securities having the highest priority after interest has been paid to all classes.


      In reliance on Securities and Exchange Commission (SEC) rules and orders, the Fund's investments in certain qualifying CMOs, including CMOs that have elected to be treated as Real Estate Mortgage Investment Conduits (REMICs), are not subject to the limitations of the Investment Company Act of 1940 (Investment Company Act) on acquiring interests in other investment companies. In order to be able to rely on the SEC's interpretation, the CMOs and REMICs must be unmanaged, fixed-asset issuers that (i) invest primarily in mortgage-backed securities, (ii) do not issue redeemable securities, (iii) operate under general exemptive orders exempting them from all provisions of the Investment Company Act, and (iv) are not registered or regulated under the Investment Company Act as investment companies. To the extent that the Fund selects CMOs or REMICs that do not meet the above requirements, the Fund may not invest more than 10% of its assets in all such entities and may not acquire more than 3% of the voting securities of any single such entity.


ASSET-BACKED SECURITIES


      The value of these securities may change because of changes in the market's perception of the creditworthiness of the servicing agent for the pool, the originator of the pool, or the financial institution providing credit enhancement for the pool.


CUSTODIAL RECEIPTS

      Prudential Active Balanced Fund may acquire custodial receipts or certificates, such as CATS, TIGRs and FICO Strips, underwritten by securities dealers or banks, that evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued by the U.S. Government, its agencies or instrumentalities. The underwriters of these certificates or receipts purchase a U.S. Government security and deposit the security in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payment on the U.S. Government security. Custodial receipts evidencing specific coupon or principal payments have the same general attributes as zero coupon U.S. Government securities.

      There are a number of risks associated with investments in custodial receipts. Although typically under the terms of a custodial receipt, the Fund is authorized to assert its rights directly against the issuer of the underlying obligation, the Fund may be required to assert through the custodian bank such rights as may exist against the underlying issuer. Thus, in the event the underlying issuer fails to pay principal and/or interest when due, the Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying security has been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying security would be reduced in respect of any taxes paid.

LIQUIDITY PUTS

      Prudential Active Balanced Fund may purchase instruments together with the right to resell the instruments at an agreed-upon price or yield, within a specified period prior to the maturity date of the instruments. This instrument is commonly known as a "put bond" or a "tender option bond."

      Consistent with its investment objective, the Fund may purchase a put so that it will be fully invested in securities while preserving the necessary liquidity to purchase securities on a when-issued basis, to meet unusually large redemptions and to purchase at a later date securities other than those subject to the put. The Fund will generally exercise the puts or tender options on their expiration date when the exercise price is higher than the current market price for the related fixed income security. Puts or tender options may be exercised prior to the expiration date in order to fund obligations to purchase other securities or to meet redemption requests. These obligations may arise during periods in which proceeds from sales of Fund shares and from recent sales of portfolio securities are insufficient to meet such obligations or when the funds available are otherwise allocated for investment. In addition, puts may be exercised prior to the expiration date in the event the Subadviser for the Fund revises its evaluation of the creditworthiness of the issuer of the underlying security. In determining whether to exercise puts or tender options prior to their expiration date and in selecting which puts or tender options to exercise in such circumstances, the Fund's Subadviser considers, among other things, the amount of cash available to the Fund, the expiration dates of the available puts or tender options, any future commitments for securities purchases, the yield, quality and maturity dates of the underlying securities, alternative investment opportunities and the desirability of retaining the underlying securities in the Fund.

      These instruments are not deemed to be "put options" for purposes of the Fund's investment restriction.

FOREIGN CURRENCY FORWARD CONTRACTS, OPTIONS AND FUTURES TRANSACTIONS

      There is no limitation on the value of forward contracts into which Prudential Active Balanced Fund may enter. However, the Fund's transactions in forward contracts will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of a forward contract with respect to specific receivables or payables of the Fund generally arising in connection with the purchase or sale of its securities and accruals of interest or dividends receivable and Fund expenses. Position hedging is the sale of a foreign currency with respect to security positions denominated or quoted in that currency. The Fund may not position hedge with respect to a particular currency for an amount greater than the aggregate market value (determined at the time of making any sale of a forward contract) of securities, denominated or quoted in, or currently convertible into, such currency. A forward contract generally has no deposit requirements, and no commissions are charged for such trades.

      The Fund may enter into a forward contract to hedge against risk in the following circumstances: (i) during the time period when the Fund contracts for the purchase or sale of a security denominated in a foreign currency, or (ii) when the Fund anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds. By entering into a forward contract for a fixed amount of dollars for the purchase or sale of the amount of foreign currency involved in the underlying transaction, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received. Additionally, when the Fund's Subadviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, the Fund may enter into a forward contract, for a fixed amount of dollars, to sell the amount of foreign currency approximating the value of some or all of the securities of the Fund denominated in such foreign currency. Further, the Fund may enter into a forward contract in one foreign currency, or basket of currencies, to hedge against the decline or increase in value in another foreign currency. Use of a different currency or basket of currencies magnifies the risk that movements in the price of the forward contract will not correlate or will correlate unfavorably with the foreign currency being hedged.

      Forward currency contracts (i) are traded in an interbank market conducted directly between currency traders (typically commercial banks or other financial institutions) and their customers, (ii) generally have no deposit requirements and (iii) are typically consummated without payment of any commissions. Failure by the Fund's contra party to make or take delivery of the underlying currency at the maturity of the forward contract would result in the loss to the Fund of any expected benefit of the transaction.

      As is the case with futures contracts, purchasers and sellers of forward currency contracts can enter into offsetting closing transactions, similar to closing transactions on futures, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the contra party. Thus, there can be no assurance that the Fund will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the contra party, the Fund might be unable to close out a forward currency contract at any time prior to maturity. In either event, the Fund would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in the securities or currencies that are the subject of the hedge or to maintain cash or securities in a segregated account.

      Prudential Active Balanced Fund may purchase and write put and call options on foreign currencies traded on securities exchanges or boards of trade (foreign and domestic) and OTC options for hedging purposes in a manner similar to that in which forward foreign currency exchange contracts and futures contracts on foreign currencies will be employed. Options on foreign currencies are similar to options on securities, except that the Fund has the right to take or make delivery of a specified amount of foreign currency, rather than securities.

      Generally, the OTC foreign currency options used by the Fund are European-style options. This means that the option is only exercisable immediately prior to its expiration. This is in contrast to American-style options, which are exercisable at any time prior to the expiration date of the option.

      If the Fund's Subadviser anticipates purchasing a foreign security and also anticipates a rise in the value of such foreign currency (thereby increasing the cost of such security), the Fund may purchase call options or write put options on the foreign currency. The Fund could also enter into a long forward contract or a long futures contract on such currency, or purchase a call option, or write a put option, on a currency futures contract. The use of such instruments could offset, at least partially, the effects of the adverse movements of the exchange rates.

FOREIGN CURRENCY STRATEGIES--SPECIAL CONSIDERATIONS

      Prudential Active Balanced Fund may use options on foreign currencies, futures on foreign currencies, options on futures on foreign currencies and forward currency contracts, to hedge against movements in the values of the foreign currencies in which the Fund's securities are denominated. Such currency hedges can protect against price movements in a security that the Fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.

      The Fund might seek to hedge against changes in the value of a particular currency when no futures contract, forward contract or option involving that currency is available or one of such contracts is more expensive than certain other contracts. In such cases, the Fund may hedge against price movements in that currency by entering into a contract on another currency or basket of currencies, the values of which the Fund's Subadviser believes will have a positive correlation to the value of the currency being hedged. The risk that movements in the price of the contract will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.

      The value of futures contracts, options on futures contracts, forward contracts and options on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of futures contracts, forward contracts or options, the Fund could be disadvantaged by dealing in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

     There is no systematic reporting of last sale information for foreign currencies or any regulatory requirements that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the futures contracts or options until they reopen.

      Settlement of futures contracts, forward contracts and options involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, the Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

COVERED FORWARD CURRENCY CONTRACTS, FUTURES CONTRACTS AND OPTIONS

      Transactions using forward currency contracts, futures contracts and options (other than options that the Fund has purchased) expose the Fund to an obligation to another party. Prudential Active Balanced Fund will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities, currencies, or other options, forward currency contracts or futures contracts, or (2) liquid assets with a value sufficient at all times to cover its potential obligations not covered as provided in (1) above. Prudential Active Balanced Fund will comply with SEC guidelines regarding cover for these instruments and, if the guidelines so require, set aside cash or liquid assets in a segregated account with its Custodian in the prescribed amount.

      Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding forward currency contract, futures contract or option is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of the Fund's assets to cover or segregated accounts could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

INVESTMENT POLICIES APPLICABLE TO PRUDENTIAL STOCK INDEX FUND


      If net cash outflows from Prudential Stock Index Fund are anticipated, the Fund may sell stocks (in proportion to their weighting in the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index)) in amounts in excess of those needed to satisfy the cash outflows and hold the balance of the proceeds in short-term investments if such a transaction appears, taking into account transaction costs, to be more efficient than selling only the amount of stocks needed to meet the cash requirements. The Fund will not increase its holdings of cash in anticipation of any decline in the value of the S&P 500 Index or of the stock markets generally. If Prudential Stock Index Fund does hold un-hedged short-term investments as a result of the patterns of cash flows to and from the Fund, such holdings may cause its performance to differ from that of the S&P 500 Index.


      THE FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY S&P. S&P MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE SHAREHOLDERS OF THE FUND OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN SECURITIES GENERALLY OR IN THE FUND PARTICULARLY OR THE ABILITY OF THE S&P 500 INDEX TO TRACK GENERAL STOCK MARKET PERFORMANCE. S&P'S ONLY RELATIONSHIP TO PRUDENTIAL MUTUAL FUND MANAGEMENT LLC (MANAGER) AND ITS AFFILIATES IS THE LICENSING OF CERTAIN TRADEMARKS AND TRADE NAMES OF S&P AND OF THE S&P 500 INDEX WHICH IS DETERMINED, COMPOSED AND CALCULATED BY S&P WITHOUT REGARD TO THE MANAGER OR THE FUND. S&P HAS NO OBLIGATION TO TAKE THE NEEDS OF THE MANAGER OR THE SHAREHOLDERS INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE S&P 500 INDEX. S&P IS NOT RESPONSIBLE FOR AND HAS NOT PARTICIPATED IN THE DETERMINATION OF THE PRICES AND AMOUNT OF THE FUND OR THE TIMING OF THE ISSUANCE OR SALE OF THE SHARES OF THE FUND. S&P HAS NO OBLIGATION OR LIABILITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THE FUND.


      S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS

THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO THE RESULTS TO BE OBTAINED BY THE MANAGER, SHAREHOLDERS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

INVESTMENT POLICIES APPLICABLE TO PRUDENTIAL SMALL-CAP INDEX FUND

      If net cash outflows from Prudential Small-Cap Index Fund are anticipated, the Fund may sell stocks (in proportion to their weighting in the Standard & Poor's 600 Small Capitalization Stock Index (S&P 600 Index)) in amounts in excess of those needed to satisfy the cash outflows and hold the balance of the proceeds in short-term investments if such a transaction appears, taking into account transaction costs, to be more efficient than selling only the amount of stocks needed to meet the cash requirements. The Fund will not increase its holdings of cash in anticipation of any decline in the value of the S&P 600 Index or of the stock markets generally. If Prudential Small-Cap Index Fund does hold un-hedged short-term investments as a result of the patterns of cash flows to and from the Fund, such holdings may cause its performance to differ from that of the S&P 600 Index.

      THE FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY S&P. S&P MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE SHAREHOLDERS OF THE FUND OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN SECURITIES GENERALLY OR IN THE FUND PARTICULARLY OR THE ABILITY OF THE S&P 600 INDEX TO TRACK GENERAL STOCK MARKET PERFORMANCE. S&P'S ONLY RELATIONSHIP TO THE MANAGER AND ITS AFFILIATES IS THE LICENSING OF CERTAIN TRADEMARKS AND TRADE NAMES OF S&P AND OF THE S&P 600 INDEX WHICH IS DETERMINED, COMPOSED AND CALCULATED BY S&P WITHOUT REGARD TO THE MANAGER OR THE FUND. S&P HAS NO OBLIGATION TO TAKE THE NEEDS OF THE MANAGER OR THE SHAREHOLDERS INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE S&P 600 INDEX. S&P IS NOT RESPONSIBLE FOR AND HAS NOT PARTICIPATED IN THE DETERMINATION OF THE PRICES AND AMOUNT OF THE FUND OR THE TIMING OF THE ISSUANCE OR SALE OF THE SHARES OF THE FUND. S&P HAS NO OBLIGATION OR LIABILITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THE FUND.

      S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 600 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO THE RESULTS TO BE OBTAINED BY THE MANAGER, SHAREHOLDERS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 600 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 600 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

INVESTMENT POLICIES APPLICABLE TO PRUDENTIAL BOND MARKET INDEX FUND

      If net cash outflows from Prudential Bond Market Index Fund are anticipated, the Fund may sell securities (in proportion to their weighting in the Lehman Brothers Aggregate Index) in amounts in excess of those needed to satisfy the cash outflows and hold the balance of the proceeds in short-term investments if such a transaction appears, taking into account transaction costs, to be more efficient than selling only the amount of securities needed to meet the cash requirements. The Fund will not increase its holdings of cash in anticipation of any decline in the value of the Lehman Brothers Aggregate Index or of the bond markets generally. If Prudential Bond Market Fund does hold un-hedged short-term investments as a result of the patterns of cash flows to and from the Fund, such holdings may cause its performance to differ from that of the Lehman Brothers Aggregate Index.

      The Fund is not sponsored, endorsed, sold or promoted by Lehman Brothers.

MORTGAGE-RELATED SECURITIES

      Mortgage-backed securities may be classified as private, governmental or government related, depending on the issuer or guarantor. Private mortgage-backed securities represent pass-through pools consisting principally of conventional residential mortgage loans created by non-governmental issuers, such as commercial banks, savings and loan associations and private mortgage insurance companies. Governmental mortgage-backed securities are backed by the full faith and credit of the United States. Government National Mortgage Association (GNMA), the principal U.S. guarantor of such securities, is a wholly owned corporate instrumentality of the United States within the Department of Housing and Urban Development. Pass-through securities issued by the Federal National Mortgage Association (FNMA) are guaranteed as to timely payment of principal and interest by FNMA, which guarantee is not backed by the full faith and credit of the U.S. Government. The Federal Home Loan Mortgage Corporation (FHLMC) is a corporate instrumentality of the United States, the stock of which is owned by the Federal Home Loan Banks. Participation certificates representing interests in mortgages from FHLMC's national portfolio are guaranteed as to the timely payment of interest and ultimate, but generally not timely, collection of principal by FHLMC. The obligations of the FHLMC under its guarantee are obligations solely of FHLMC and are not backed by the full faith and credit of the U.S. Government.

      Prudential Bond Market Index Fund expects that private and governmental entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may be shorter than previously customary. As new types of mortgage-backed securities are developed and offered to investors, the Fund, consistent with its investment objective and policies, will consider making investments in those new types of securities.

      The Fund may also invest in pass-through securities backed by adjustable rate mortgages that have been issued by GNMA, FNMA and FHLMC or private issuers. These securities bear interest at a rate that is adjusted monthly, quarterly or annually. The prepayment experience of the mortgages underlying these securities may vary from that for fixed rate mortgages.

      The average maturity of pass-through pools of mortgage-related securities varies with the maturities of the underlying mortgage instruments. In addition, a pool's stated maturity may be shortened by unscheduled payments on the underlying mortgages. Factors affecting mortgage prepayments include the level of interest rates, general economic and social conditions, the location of the mortgaged property and age of the mortgage. Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool. Common practice is to assume that prepayments will result in an average life ranging from two to ten years for pools of fixed rate 30-year mortgages. Pools of mortgages with other maturities or different characteristics will have varying average life assumptions.

      Because prepayments of principal generally occur when interest rates are declining, it is likely that the Fund will have to reinvest the proceeds of prepayments at lower interest rates than those at which the assets were previously invested. If this occurs, the Fund's yield will correspondingly decline. Thus, mortgage-related securities may have less potential for capital appreciation in periods of falling interest rates than other fixed income securities of comparable maturity, although these securities may have a comparable risk of decline in market value in periods of rising interest rates. To the extent that the Fund purchases mortgage-related securities at a premium, unscheduled prepayments, which are made at par, will result in a loss equal to any unamortized premium.

      Government stripped mortgage-related interest only (IOs) and principal only (POs) securities are currently traded in an over-the-counter market maintained by several large investment banking firms. There can be no assurance that the Fund will be able to effect a trade of IOs or POs at a time when it wishes to do so. The Fund will acquire IOs and POs only if, in the opinion of the Fund's Subadviser, a secondary market for the securities exists at the time of acquisition, or is subsequently expected. The Fund will treat IOs and POs that are not U.S. Government securities as illiquid and will limit its investments in these securities, together with other illiquid investments, in order not to hold more than 10% of its net assets in illiquid securities. With respect to IOs and POs that are issued by the U.S. Government, the Subadviser, subject to the supervision of the Trustees, may determine that such securities are liquid, if it determines the securities can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of net asset value per share.

      Investing in IOs and POs involves the risks normally associated with investing in government and government agency mortgage-related securities. In addition, the yields on IOs and POs are extremely sensitive to the prepayment experience on the mortgage loans underlying the certificates collateralizing the securities. If a decline in the level of prevailing interest rates results in a rate of principal prepayments higher than anticipated, distributions of principal will be accelerated, thereby reducing the yield to maturity on IOs and increasing the yield to maturity on POs. Sufficiently high prepayment rates could result in the Fund not fully recovering its initial investment in an IO.

INVESTMENT POLICIES APPLICABLE TO PRUDENTIAL PACIFIC INDEX FUND

      If net cash outflows from Prudential Pacific Index Fund are anticipated, the Fund may sell stocks (in proportion to their weighting in the Morgan Stanley Capital International Pacific Index (MSCI-Pacific Index)) in amounts in excess of those needed to satisfy the cash outflows and hold the balance of the proceeds in short-term investments if such a transaction appears, taking into account transaction costs, to be more efficient than selling only the amount of stocks needed to meet the cash requirements. The Fund will not increase its holdings of cash in anticipation of any decline in the value of the MSCI-Pacific Index or of the stock markets generally. If Prudential Pacific Index Fund does hold un-hedged short-term investments as a result of the patterns of cash flows to and from the Fund, such holdings may cause its performance to differ from that of the MSCI-Pacific Index.

      The Fund is not sponsored, endorsed, sold or promoted by Morgan Stanley Capital International.

INVESTMENT POLICIES APPLICABLE TO PRUDENTIAL EUROPE INDEX FUND

      If net cash outflows from Prudential Europe Index Fund are anticipated, the Fund may sell stocks (in proportion to their weighting in the Morgan Stanley Capital International Europe Index (MSCI-Europe Index)) in amounts in excess of those needed to satisfy the cash outflows and hold the balance of the proceeds in short-term investments if such a transaction appears, taking into account transaction costs, to be more efficient than selling only the amount of stocks needed to meet the cash requirements. The Fund will not increase its holdings of cash in anticipation of any decline in the value of the MSCI-Europe Index or of the stock markets generally. If Prudential Europe Index Fund does hold un-hedged short-term investments as a result of the patterns of cash flows to and from the Fund, such holdings may cause its performance to differ from that of the MSCI-Europe Index.

      The Fund is not sponsored, endorsed, sold or promoted by Morgan Stanley Capital International.

INVESTMENT POLICIES APPLICABLE TO EACH OF THE FUNDS


U.S. GOVERNMENT SECURITIES

      Securities issued or guaranteed by the U.S. Government or one of its agencies, authorities or instrumentalities in which the Funds may invest include debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by an agency or instrumentality of the U.S. Government, including the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the U.S., Small Business Administration, GNMA, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, FHLMC, Federal Intermediate Credit Banks, Federal Land Banks, FNMA, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, Student Loan Marketing Association and Resolution Trust Corporation. Direct obligations of the U.S. Treasury include a variety of securities that differ in their interest rates, maturities and dates of issuance. Because the U.S. Government is not obligated by law to provide support to an instrumentality that it sponsors, a Fund will invest in obligations issued by an instrumentality of the U.S. Government only if the Fund's investment adviser determines that the instrumentality's credit risk does not render its securities unsuitable for investment by the Fund.

CONVERTIBLE SECURITIES, WARRANTS AND RIGHTS

      A convertible security is a bond, debenture, corporate note, preferred stock or other similar security that may be converted into or exchanged for a prescribed amount of common stock or other equity securities of the same or a different issuer within a particular period of time at a specified price or formula. A warrant or right entitles the holder to purchase equity securities at a specific price for a specific period of time. Convertible securities are senior to common stocks in a corporation's capital structure, but are usually subordinated to similar nonconvertible securities. While providing a fixed income stream (generally higher in yield than the income derivable from a common stock but lower than that afforded by a similar nonconvertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation dependent upon a market price advance in the convertible security's underlying common stock.

      In general, the market value of a convertible security is at least the higher of its "investment value" (i.e., its value as a fixed income security) or its "conversion value" (i.e., its value upon conversion into its underlying common stock). As a fixed income security, a convertible security tends to increase in market value when interest rates decline and tends to decrease in value when interest rates rise. However, the price of a convertible security is also influenced by the market value of the security's underlying stock. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines. While no securities investment is without some risk, investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

      In recent years, convertibles have been developed which combine higher or lower current income with options and other features. The Funds may invest in these types of convertible securities.

REPURCHASE AGREEMENTS AND REVERSE REPURCHASE AGREEMENTS


      Prudential Active Balanced Fund may enter into in repurchase and reverse repurchase agreements. Prudential Stock Index Fund, Prudential Small-Cap Index Fund, Prudential Bond Market Index Fund, Prudential Pacific Index Fund and Prudential Europe Index Fund may enter into repurchase agreements. Each Fund may enter into such agreements with banks and securities dealers which meet the creditworthiness standards established by the Company's Trustees (Qualified Institutions). The investment adviser will monitor the continued creditworthiness of Qualified Institutions, subject to the oversight of the Company's Trustees. The resale price of the securities purchased reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security. The Funds receive collateral equal to the resale price, which is marked-to-market daily. These agreements permit each Fund to keep all its assets earning interest while retaining "overnight" flexibility to pursue investments of a longer-term nature.


      The use of repurchase agreements and reverse repurchase agreements involve certain risks. For example, if the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, a Fund will seek to dispose of such securities, which action could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the Fund's ability to dispose of the underlying securities may be restricted. Finally, it is possible that a Fund may not be able to substantiate its interest in the underlying securities. To minimize this risk, the securities underlying the agreement will be held by the Custodian at all times in an amount at least equal to the repurchase price, including accrued interest. If the counterparty fails to resell or repurchase the securities, a Fund may suffer a loss to the extent proceeds from the sale of the underlying collateral are less than the repurchase price. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by Prudential Active Balanced Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase.

FIXED INCOME SECURITIES

      In general, the ratings of Moody's Investors Service, Inc. (Moody's), Standard & Poor's Ratings Group (S&P Ratings), Duff and Phelps, Inc. (Duff & Phelps) and other nationally recognized statistical rating organizations (NRSROs) represent the opinions of those organizations as to the quality of debt obligations that they rate. These ratings are relative and subjective, are not absolute standards of quality and do not evaluate the market risk of securities. These ratings will be among the initial criteria used for the selection of portfolio securities. Among the factors that the rating agencies consider are the long-term ability of the issuer to pay principal and interest and general economic trends.

      Subsequent to its purchase by a Fund, an issue of debt obligations may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require the sale of the debt obligation by the Fund, but the Fund's Subadviser will consider the event in its determination of whether the Fund should continue to hold the obligation. In addition, to the extent that the ratings change as a result of changes in rating organizations or their rating systems or owing to a corporate restructuring of Moody's, S&P Ratings, Duff & Phelps or another NRSRO, the Fund will attempt to use comparable ratings as standards for its investments in accordance with its investment objectives and policies. An Appendix to this Statement of Additional Information contains further information concerning the ratings of Moody's, S&P Ratings and Duff & Phelps and their significance.

      Prudential Active Balanced Fund may invest, to a limited extent, in medium, lower-rated and unrated debt securities. Debt securities rated in the lowest category of investment grade debt (i.e., Baa by Moody's) may have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds.


      Non-investment grade fixed income securities are rated lower than Baa (or the equivalent rating or, if not rated, determined by the relevant Subadviser to be of comparable quality to securities so rated) and are commonly referred to as high risk or high yield securities or "junk" bonds. High yield securities are generally riskier than higher quality securities and are subject to more credit risk, including risk of default, and the prices of such securities are more volatile than higher quality securities. Such securities may also have less liquidity than higher quality securities. Prudential Active Balanced Fund is not authorized to invest in excess of 5% of its net assets in non-investment grade fixed income securities.

      The markets in which medium and lower-rated securities (or unrated securities that are equivalent to medium and lower-rated securities) are traded are generally more limited than those in which higher-rated securities are traded. The existence of limited markets may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing its portfolio and calculating its net asset value. Moreover, the lack of liquid trading market may restrict the availability of debt securities for the Prudential Active Balanced Fund to purchase and may also have the effect of limiting the ability of the Fund to sell debt securities at their fair value either to meet redemption requests or to respond to changes in the economy or the financial markets.

      Lower-rated fixed income securities present risks based on payment expectations. If an issuer calls the obligation for redemption, the Prudential Active Balanced Fund may have to replace the security with a lower-yielding security, resulting in a decreased return for investors. Also, as the principal value of fixed income securities moves inversely with movements in interest rates, in the event of rising interest rates, the value of the securities held by the Fund may decline proportionately more than the Fund consisting of higher-rated securities. Investments in zero coupon bonds may be more speculative and subject to greater fluctuations in value due to changes in interest rates than bonds that pay interest currently. If the Fund experiences unexpected net redemptions, it may be forced to sell its higher-rated bonds, resulting in a decline in the overall credit quality of the securities held by the Fund and increasing the exposure of the Fund to the risks of lower-rated securities.


WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

      To secure prices deemed advantageous at a particular time, each Fund may purchase securities on a when-issued or delayed delivery basis, in which case delivery of the securities occurs beyond the normal settlement period; payment for or delivery of the securities would be made at the same time or prior to the reciprocal delivery or payment by the other party to the transaction. A Fund will enter into when-issued or delayed delivery transactions for the purpose of acquiring securities and not for the purpose of leverage. When-issued securities purchased by a Fund may include securities purchased on a "when, as and if issued" basis under which the issuance of the securities depends on the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring.

      Securities purchased on a when-issued or delayed delivery basis may expose a Fund to risk because the securities may experience fluctuations in value prior to their actual delivery. A Fund does not accrue income with respect to a when-issued or delayed delivery security prior to its stated delivery date. Purchasing securities on a when-issued or delayed delivery basis may involve the additional risk that the yield available in the market when the delivery takes place may be higher than that obtained in the transaction itself.

SECURITIES LENDING

      A Fund will enter into securities lending transactions only with Qualified Institutions. A Fund will comply with the following conditions whenever it lends securities: (i) the Fund must receive at least 100% cash collateral or equivalent securities from the borrower; (ii) the value of the loan is "marked to market" on a daily basis; (iii) the Fund must be able to terminate the loan at any time; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable custodian fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower except that, if a material event adversely affecting the investment in the loaned securities occurs, the Fund must terminate the loan and regain the right to vote the securities. A Fund may pay reasonable finders', administrative and custodial fees in connection with a loan of its securities. In these transactions, there are risks of delay in recovery and in some cases even of loss of rights in the collateral should the borrower of the securities fail financially.

BORROWING

      Each Fund may borrow from time to time, at its Subadviser's discretion, to take advantage of investment opportunities, when yields on available investments exceed interest rates and other expenses of related borrowing, or when, in the Subadviser's opinion, unusual market conditions otherwise make it advantageous for the Fund to increase its investment capacity. A Fund will only borrow when there is an expectation that it will benefit the Fund after taking into account considerations such as interest income and possible losses upon liquidation. Borrowing by a Fund creates an opportunity for increased net income but, at the same time, creates risks, including the fact that leverage may exaggerate changes in the net asset value of Fund shares and in the yield on the Fund. A Fund may also borrow for temporary, extraordinary or emergency purposes and for the clearance of transactions.

SECURITIES OF FOREIGN ISSUERS

      The value of a Fund's foreign investments may be significantly affected by changes in currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar falls against such currency. In addition, the value of the Fund's assets may be affected by losses and other expenses incurred in converting between various currencies in order to purchase and sell foreign securities and by currency restrictions and exchange control regulation.

      The economies of many of the countries in which a Fund may invest are not as developed as the economy of the U.S. and may be subject to significantly different forces. Political or social instability, expropriation or confiscatory taxation, and limitations on the removal of funds or other assets, could also adversely affect the value of investments.

      Foreign companies are generally not subject to the regulatory controls imposed on U.S. issuers and, in general, there is less publicly available information about foreign securities than is available about domestic securities. Many foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies. Income from foreign securities owned by a Fund may be reduced by a withholding tax at the source which would reduce dividend income payable to shareholders.

      Brokerage commission rates in foreign countries, which are generally fixed rather than subject to negotiation as in the U.S. are likely to be higher. The securities markets in many of the countries in which a Fund may invest will have substantially less trading volume than the principal U.S. markets. As a result, the securities of some companies in these countries may be less liquid and more volatile than comparable U.S. securities. There is generally less government regulation and supervision of foreign stock exchanges, brokers and issuers which may make it difficult to enforce contractual obligations.

OPTIONS ON SECURITIES AND SECURITIES INDICES

      A number of risk factors are associated with options transactions. There is no assurance that a liquid secondary market on an options exchange will exist for any particular option, at any particular time. If a Fund is unable to effect a closing purchase transaction with respect to covered options it has written, a Fund will not be able to sell the underlying securities or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if a Fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and may incur transaction costs upon the purchase or sale of underlying securities. The ability to terminate over-the-counter (OTC) option positions is more limited than the ability to terminate exchange-traded option positions because a Fund would have to negotiate directly with a contra party. In addition, with OTC options, there is a risk that the contra party in such transactions will not fulfill its obligations.

      A Fund pays brokerage commissions or spreads in connection with its options transactions, as well as for purchases and sales of underlying securities. The writing of options could result in significant increases in a Fund's turnover rate. A Fund's transactions in options may be limited by the requirements of the Internal Revenue Code of 1986, as amended (the Internal Revenue Code) for qualification as a regulated investment company.

      The risks of investment in index options may be greater than options on securities. Because index options are settled in cash, when a Fund writes a call option on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. A Fund can offset some of the risk of writing a call index option position by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, the Fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will vary from the value of the index.

      Even if a Fund could assemble a securities portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the "timing risk" inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, the Fund as the call writer will not know that it has been assigned until the next business day at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security, such as a common stock, because there the writer's obligation is to deliver the underlying security, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds securities that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those securities against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date; and by the time it learns that it has been assigned, the index may have declined, with a corresponding decline in the value of its securities portfolio. This "timing risk" is an inherent limitation on the ability of index call writers to cover their risk exposure by holding securities positions.

      If a Fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

      A Fund will not purchase put options or call options if, after any such purchase, the aggregate premiums paid for such options would exceed 20% of the Fund's net assets. The aggregate value of the obligations underlying put options will not exceed 25% of a Fund's net assets.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

      A futures contract on securities or currency is an agreement to buy and sell securities or currency at a specified price at a designated date. Futures contracts and options thereon may be entered into for hedging purposes and for the other purposes described in each Fund's Prospectus. A Fund may enter into futures contracts in order to hedge against changes in interest rates, stock market prices or currency exchange rates.

      The purchase of futures or call options thereon can serve as a long hedge, and the sale of futures or the purchase of put options thereon can serve as a short hedge. Writing call options on futures contracts can serve as a limited short hedge, and writing put options on futures contracts can serve as a limited long hedge.

      No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract, a Fund is required to deposit "initial margin," consisting of cash or U.S. Government securities, in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a Fund may be required by an exchange to increase the level of its initial margin payment.

      Subsequent "variation margin" payments are made to and from the futures broker daily as the value of the futures position varies, a process known as "marking to market." Variation margin does not involve borrowing, but rather represents a daily settlement of a Fund's obligations to or from a futures broker. When a Fund purchases an option on a future, the premium paid plus transaction costs are all that is at risk. In contrast, when a Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

      Purchasers and sellers of futures contracts and options on futures can enter into offsetting closing transactions, similar to closing transactions on options, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. Each Fund intends to enter into futures and options on futures transactions only on exchanges or boards of trade where there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist for a particular contract at a particular time.

      Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a future or option on a futures contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

      If a Fund were unable to liquidate a futures or option on a futures contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

      Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or options on futures contracts might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and options on futures contracts markets are subject to daily variation margin calls and might be compelled to liquidate futures or options on futures contract positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because initial margin deposit requirements in the futures market are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the futures markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, "program trading" and other investment strategies might result in temporary price distortions.

ILLIQUID SECURITIES


     Each of the Funds may hold up to 15% of its net assets in illiquid securities. Illiquid securities include repurchase agreements which have a maturity of longer than seven days and securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (Securities Act), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.


      In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

      Rule 144A of the Securities Act allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. The investment adviser anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this new regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. (NASD).


      Restricted securities eligible for resale pursuant to Rule 144A and commercial paper for which there is a readily available market will not be deemed illiquid. The Subadvisers will monitor the liquidity of such restricted securities, subject to the supervision of the Trustees. In reaching liquidity decisions, Subadvisers will consider, among other things, the following factors:
(1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). In addition, in order for commercial paper that is issued in reliance on Section 4(2) of the Securities Act to be considered liquid, (i) it must be rated in one of the two highest rating categories by at least two NRSROs, or if only one NRSRO rates the securities, by that NRSRO, or, if unrated, be of comparable quality in the view of the investment adviser, and (ii) it must not be "traded flat" (i.e., without accrued interest) or in default as to principal or interest. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.


      The staff of the SEC has taken the position that purchased OTC options and the assets used as "cover" for written OTC options are illiquid securities unless the Fund and the counterparty have provided for the Fund, at the Fund's election, to unwind the OTC option. The exercise of such an option would ordinarily involve the payment by the Fund of an amount designed to reflect the counterparty's economic loss from an early termination, but does allow the Fund to treat the securities used as "cover" as liquid. The Fund will also treat non-U.S. Government IOs and POs as illiquid so long as the staff of the SEC maintains its position that such securities are illiquid.

OTHER INVESTMENT TECHNIQUES


      Each Fund may take advantage of opportunities in the area of options and futures contracts and any other derivative instruments that are not presently contemplated for use by such Fund or that are not currently available but that may be developed, to the extent such opportunities are both consistent with its investment objective and legally permissible for the Fund. Before entering into such transactions or making any such investment, the Fund will provide appropriate disclosure in its Prospectus.


                             INVESTMENT RESTRICTIONS

      The investment restrictions listed below have been adopted by the Company as fundamental policies of the Funds, except as otherwise indicated. Under the Investment Company Act, a fundamental policy of a Fund may not be changed without the vote of a majority of the outstanding voting securities of the Fund. As defined in the Investment Company Act, a "majority of a Fund's outstanding voting securities" means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are present in person or represented by proxy or (ii) more than 50% of the outstanding shares. For purposes of the following limitations: (i) all percentage limitations apply immediately after a purchase or initial investment; and (ii) any subsequent change in any applicable percentage resulting from market fluctuations does not require elimination of any asset from the Fund.

         A Fund may not:

      1. Purchase any security if, as a result, with respect to 75% of the Fund's total assets, more than 5% of the value of its total assets (determined at the time of investment) would then be invested in the securities of any one issuer.

      2. Purchase a security if more than 10% of the outstanding voting securities of any one issuer would be held by the Fund.

      3. Purchase a security if, as a result, 25% or more of the value of its total assets (determined at the time of investment) would be invested in securities of one or more issuers having their principal business activities in the same industry. This restriction does not apply to obligations issued or guaranteed by the United States Government, its agencies or instrumentalities.

      4. Purchase or sell real estate or interests therein (including limited partnership interests), although a Fund may purchase securities of issuers which engage in real estate operations and securities which are secured by real estate or interests therein.

      5. Purchase or sell commodities or commodity futures contracts, except that a Fund may purchase and sell financial futures contracts and options thereon and that forward contracts are not deemed to be commodities or commodity futures contracts.

      6. Purchase oil, gas or other mineral leases, rights or royalty contracts or exploration or development programs, except that a Fund may invest in the securities of companies which operate, invest in or sponsor such programs.

      7. Issue senior securities, borrow money or pledge its assets, except that each Fund may borrow from banks or through forward rolls, dollar rolls or reverse repurchase agreements up to 20% of the value of its total assets to take advantage of investment opportunities, for temporary, extraordinary or emergency purposes, or for the clearance of transactions and may pledge up to 20% of the value of its total assets to secure such borrowings. For purposes of this restriction, the purchase or sale of securities on a "when-issued" or delayed-delivery basis; the purchase and sale of options, financial futures contracts and options thereon; the entry into repurchase agreements and collateral and margin arrangements with respect to any of the foregoing, will not be deemed to be a pledge of assets nor the issuance of senior securities.

      8. Make loans except by the purchase of fixed income securities in which a Fund may invest consistently with its investment objective and policies or by use of reverse repurchase and repurchase agreements, forward rolls, dollar rolls and securities lending arrangements.

      9. Make short sales of securities.

      10. Purchase securities on margin, except for such short-term loans as are necessary for the clearance of purchases of portfolio securities. (For the purpose of this restriction, the deposit or payment by any Fund of initial or maintenance margin in connection with financial futures contracts is not considered the purchase of a security on margin.)

      11. Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws. The Fund has no limit with respect to investments in restricted securities.

      Whenever any fundamental investment policy or investment restriction states a maximum percentage of a Fund's assets, it is intended that if the percentage limitation is met at the time the investment is made, a later change in percentage resulting from changing total or net asset values will not be considered a violation of such policy. However, in the event that a Fund's asset coverage for borrowings falls below 300%, the Fund will take prompt action to reduce its borrowings, as required by applicable law.


                              TRUSTEES AND OFFICERS
                              ---------------------

                                POSITION WITH        PRINCIPAL OCCUPATIONS
NAME, ADDRESS AND AGE(1)           COMPANY           DURING PAST FIVE YEARS
------------------------           -------           ----------------------
Edward D. Beach (72)            Trustee        President and Director of BMC
                                                 Fund, Inc., a closed-end
                                                 investment company; prior
                                                 thereto, Vice Chairman of
                                                 Broyhill Furniture Industries,
                                                 Inc.; Certified Public
                                                 Accountant; Secretary and
                                                 Treasurer of Broyhill Family
                                                 Foundation, Inc.; Member of the
                                                 Board of Trustees of Mars Hill
                                                 College; Director of The High
                                                 Yield Income Fund, Inc.

Delayne Dedrick Gold (58)       Trustee        Marketing and Management
                                                 Consultant; Director of the
                                                 High Yield Income Fund, Inc.

* Robert F. Gunia (50)          Trustee        Comptroller, Prudential
                                                 Investments (since May 1996);
                                                 Executive Vice President and
                                                 Treasurer (since December
                                                 1996), Prudential Mutual Fund
                                                 Management LLC (PMF); Senior
                                                 Vice President (since March
                                                 1987) of Prudential Securities
                                                 Incorporated (Prudential
                                                 Securities); formerly Chief
                                                 Administrative Officer (July
                                                 1990-September 1996), Director
                                                 (January 1989-September 1996)
                                                 and Executive Vice
                                                 President,Treasurer and Chief
                                                 Financial Officer (June
                                                 1987-September 1996) of
                                                 Prudential Mutual Fund
                                                 Management, Inc.; Vice
                                                 President and Director of The
                                                 Asia Pacific Fund, Inc. (since
                                                 May 1989); Director of The High
                                                 Yield Income Fund, Inc.

                                POSITION WITH        PRINCIPAL OCCUPATIONS
NAME, ADDRESS AND AGE(1)           COMPANY           DURING PAST FIVE YEARS
------------------------           -------           ----------------------
Donald D. Lennox (78)           Trustee        Chairman (since February 1990)
                                                 and Director (since April 1989)
                                                 of International Imaging
                                                 Materials, Inc. (thermal
                                                 transfer ribbon manufacturer);
                                                 Retired Chairman, Chief
                                                 Executive Officer and Director
                                                 of Schlegel Corporation
                                                 (industrial manufacturing)
                                                 (March 1987-February 1989);
                                                 Director of Gleason
                                                 Corporation, Personal Sound
                                                 Technologies, Inc. and The High
                                                 Yield Income Fund, Inc.

Douglas H. McCorkindale (57)    Trustee        Vice Chairman, Gannett Co. Inc.
                                                 (publishing and media) (since
                                                 March 1984); Director of
                                                 Gannett Co. Inc., Frontier
                                                 Corporation and Continental
                                                 Airlines, Inc.

* Mendel A. Melzer, CFA (35)    Trustee        Chief Investment Officer (since
  751 Broad St.                                  October 1996) of Prudential
  Newark, NJ 07102                               Mutual Funds; formerly Chief
                                                 Financial Officer (November
                                                 1995-September 1996) of
                                                 Prudential Investments, Senior
                                                 Vice President and Chief
                                                 Financial Officer (April
                                                 1993-November 1995) of
                                                 Prudential Preferred Financial
                                                 Services, Managing Director
                                                 (April 1991-April 1993) of
                                                 Prudential Investment Advisors
                                                 and Senior Vice President (July
                                                 1989-April 1991) of Prudential
                                                 Capital Corporation; Chairman
                                                 and Director of Prudential
                                                 Series Fund, Inc.; Director of
                                                 The High Yield Income Fund,
                                                 Inc.

Thomas T. Mooney (55)           Trustee        President of the Greater
                                                 Rochester Metro Chamber of
                                                 Commerce; former Rochester City
                                                 Manager; Trustee of Center for
                                                 Governmental Research, Inc.;
                                                 Director of Blue Cross of
                                                 Rochester, Monroe County Water
                                                 Authority, Rochester Jobs,
                                                 Inc., Executive Service Corps
                                                 of Rochester, Monroe County
                                                 Industrial Development
                                                 Corporation, Northeast Midwest
                                                 Institute, The Business Council
                                                 of New York State, First
                                                 Financial Fund, Inc., The High
                                                 Yield Income Fund, Inc. and The
                                                 High Yield Plus Fund, Inc.

Stephen P. Munn (54)            Trustee        Chairman (since January 1994),
                                                 Director and President (since
                                                 1988) and Chief Executive
                                                 Officer (1988-December 1993) of
                                                 Carlisle Companies Incorporated
                                                 (manufacturer of industrial
                                                 products).

                                POSITION WITH        PRINCIPAL OCCUPATIONS
NAME, ADDRESS AND AGE(1)           COMPANY           DURING PAST FIVE YEARS
------------------------           -------           ----------------------
* Richard A. Redeker (53)       Trustee        Employee of Prudential
  751 Broad St.                                  Investments; formerly
  Newark, NJ 07102                               President, Chief Executive
                                                 Officer and Director (October
                                                 1993-September 1996),
                                                 Prudential Mutual Fund
                                                 Management, Inc., Executive
                                                 Vice President, Director and
                                                 Member of the Operating
                                                 Committee (October
                                                 1993-September 1996),
                                                 Prudential Securities, Director
                                                 (October 1993-September 1996)
                                                 of Prudential Securities Group,
                                                 Inc., Executive Vice President,
                                                 The Prudential Investment
                                                 Corporation (PIC) (January
                                                 1994-September 1996), Director
                                                 (January 1994-September 1996)
                                                 of Prudential Mutual Fund
                                                 Distributors, Inc. and
                                                 Prudential Mutual Fund
                                                 Services, Inc. and Senior
                                                 Executive Vice President and
                                                 Director of Kemper Financial
                                                 Services, Inc. (September
                                                 1978-September 1993); President
                                                 and Director of The High Yield
                                                 Income Fund, Inc.

Robin B. Smith (57)             Trustee        Chairman and Chief Executive
                                                 Officer (since August 1996), of
                                                 Publishers Clearing House;
                                                 formerly President and Chief
                                                 Executive Officer (January
                                                 1988-August 1996) and President
                                                 and Chief Operating Officer
                                                 (September 1981-December 1988)
                                                 of Publishers Clearing House;
                                                 Director of BellSouth
                                                 Corporation, The Omnicom Group,
                                                 Inc., Texaco Inc., Spring
                                                 Industries Inc. and Kmart
                                                 Corporation.

Louis A Weil, III (55)          Trustee        Publisher and Chief Executive
                                                 Officer (since January 1996)
                                                 and Director (since September
                                                 1991) of Central Newspapers,
                                                 Inc.; Chairman of the Board
                                                 (since January 1996), Publisher
                                                 and Chief Executive Officer
                                                 (August 1991-December 1995) of
                                                 Phoenix Newspapers, Inc.;
                                                 formerly Publisher of Time
                                                 Magazine (May 1989-March 1991),
                                                 President, Publisher & CEO of
                                                 The Detroit News (February
                                                 1986-August 1989), member of
                                                 the Advisory Board, Chase
                                                 Manhattan Bank-Westchester;
                                                 Director of The High Yield
                                                 Income Fund, Inc.

Clay T. Whitehead (58)          Trustee        President, National Exchange Inc.
                                                 (new business development firm)
                                                 (since May 1983).

Eugene S. Stark (38)            Treasurer      First Vice President (since
                                                 December 1996) of PMF.;
                                                 formerly First Vice President
                                                 (January 1990-September 1996)
                                                 of Prudential Mutual Fund
                                                 Management, Inc.

                                POSITION WITH        PRINCIPAL OCCUPATIONS
NAME, ADDRESS AND AGE(1)           COMPANY           DURING PAST FIVE YEARS
------------------------           -------           ----------------------

S. Jane Rose (51)               Secretary      Senior Vice President (since
                                                 December 1996), PMF; formerly
                                                 Senior Vice President (January
                                                 1991-September 1996) and Senior
                                                 Counsel (June 1987-December
                                                 1990) of Prudential Mutual Fund
                                                 Management, Inc.; Senior Vice
                                                 President and Senior Counsel of
                                                 Prudential Securities (since
                                                 July 1992); formerly Vice
                                                 President and Associate General
                                                 Counsel of Prudential
                                                 Securities.

Stephen M. Ungerman (43)        Assistant      Tax Director (since March 1996)
                                Treasurer        of Prudential Investments
                                                 and the Private Asset
                                                 Group of The Prudential
                                                 Insurance Company of America
                                                 (Prudential); formerly First
                                                 Vice President of Prudential
                                                 Mutual Fund Management, Inc.
                                                 (February 1993-September 1996);
                                                 prior thereto, Senior Tax
                                                 Manager of Price Waterhouse
                                                 (1981-January 1993).

Marguerite E.H. Morrison (40)   Assistant      Vice President (since December
                                Secretary        1996) of PMF; formerly Vice
                                                 President and Associate
                                                 General Counsel (June
                                                 1991-September 1996) of
                                                 Prudential Mutual Fund
                                                 Management, Inc.; Vice
                                                 President and Associate
                                                 General Counsel of Prudential
                                                 Securities.


----------

(1) Unless otherwise stated, the address is c/o Prudential Mutual Fund Management LLC, Gateway Center Three, Newark, New Jersey 07102-4077.

* "Interested" Trustee, as defined in the Investment Company Act, by reason of his affiliation with Prudential, PMF or Prudential Securities.

      Trustees and officers of the Funds are also trustees, directors and officers of some or all of the other investment companies distributed by Prudential Securities.


      The officers conduct and supervise the daily business operations of the Funds, while the Trustees, in addition to their functions set forth under "Manager and Subadvisers" and "Distributor," review such actions and decide on general policy.


      The Trustees have adopted a retirement policy which calls for the retirement of Trustees on December 31 of the year in which they reach the age of 72, except that retirement is being phased in for Trustees who were age 68 or older as of December 31, 1993. Under this phase-in provision, Messrs. Lennox and Beach are scheduled to retire on December 31, 1997 and 1999, respectively.

      As of March 21, 1997, the Trustees and officers of the Company as a group owned beneficially less than 1% of the shares of beneficial interest of the Company. As of March 21, 1997, each of the following entities owned more than 5% of the outstanding voting securities of each of the Funds indicated:


PORTFOLIO                                                                 SHARES
---------                                                                 ------

Prudential Active Balanced Fund
Class Z shares                    Pru Defined Contribution SVSC        4,877,025        (41.7%)
                                  FBO Pru-DC Qualified Clients
                                  Attn: John Surdy
                                  30 Scranton Office Park
                                  Moosic, PA 18507-1774

                                  Prudential Trust Company             6,278,372        (53.7%)
                                  FBO Pru-DC clients
                                  Attn: John Surdy
                                  30 Scranton Office Park
                                  Moosic, PA 18507-1774

Prudential Stock Index Fund
Class Z shares                    Prudential Employee Savings Plan     7,850,793        (54.6%)
                                  71 Hanover Road
                                  Florham Park, NJ 07932-1502


      The Prudential Insurance Company of America (Prudential) is a mutual life insurance company incorporated in 1873 under the laws of the state of New Jersey. The Prudential Employee Savings Plan is a defined contribution retirement plan.




      As of March 21, 1997, Prudential Securities was the record holder for other beneficial owners of 163 Class A shares (or 9.15% of the outstanding Class A shares), 2,089 Class B shares (or 98.4% of the outstanding Class B shares),
___ Class C shares (or 0% of the outstanding Class C shares) and 0 Class Z shares (or 0% of the outstanding Class Z shares) of the Prudential Active Balanced Fund and 114,843 Class Z shares (.78% of the outstanding Class Z shares) of Prudential Stock Index Fund. In the event of any meeting of shareholders, Prudential Securities will forward or cause the forwarding of proxy materials to the beneficial owners for which it is the record owner.

      The Company pays each of its Trustees who is not an affiliated person of the investment adviser annual compensation of $2,500. The amount of annual compensation paid to each Trustee may change as a result of the introduction of additional funds upon which the Trustee will be asked to serve.

      Trustees may receive their Trustees' fees pursuant to a deferred fee agreement with the Company. Under the terms of the agreement, the Company accrues daily the amount of such Trustees' fee which accrue interest at a rate equivalent to the prevailing rate applicable to 90-day U.S. Treasury bills at the beginning of each calendar quarter or, pursuant to an SEC exemptive order, at the daily rate of return of the Company. Payment of the interest so accrued is also deferred and accruals become payable at the option of the Trustee. The Company's obligation to make payments of deferred Trustees' fees, together with interest thereon, is a general obligation of the Company.

      The interested Trustees serve without compensation. The following table sets forth the aggregate compensation paid by the Company to the Trustees who were not affiliated with the Manager for the fiscal year ended September 30, 1996 and the aggregate compensation paid to such Trustees for service on the Company's Board and that of all other funds managed by Prudential Mutual Fund Management LLC (Fund Complex) for the year ended December 31, 1996.

                               COMPENSATION TABLE
                               ------------------

                                                        PENSION OR                           TOTAL
                                                        RETIREMENT                       COMPENSATION
                                                     BENEFITS ACCRUED    ESTIMATED       FROM COMPANY
                                        AGGREGATE       AS PART OF        ANNUAL           AND FUND
                                      COMPENSATION        COMPANY      BENEFITS UPON     COMPLEX PAID
NAME AND POSITION                     FROM COMPANY       EXPENSES       RETIREMENT        TO TRUSTEES
-----------------                     ------------       --------       ----------        -----------

Edward D. Beach--Trustee                     --             NONE             N/A        $166,000(21/39)**

Mark R. Fetting--Trustee+/++                 --             NONE             N/A             --
David A. Finley--Trustee++               $21,000            NONE             N/A          21,000(1/7)**
William E. Fruhan, Jr.--Trustee++         21,000            NONE             N/A          21,000(1/7)**

Delayne D. Gold--Trustee                     --             NONE             N/A         175,308(21/42)**

Robert F. Gunia--Trustee+                    --             NONE             N/A             --

Donald D. Lennox--Trustee                    --             NONE             N/A          90,000(10/22)**
Douglas H. McCorkindale--Trustee+++          --             NONE             N/A          71,208(10/13)**

Mendel A. Melzer--Trustee+                   --             NONE             N/A              --

Thomas T. Mooney--Trustee+++                 --             NONE             N/A         135,375(18/36)**
Stephen P. Munn--Trustee                     --             NONE             N/A          49,125(6/8)**

August G. Olsen--Trustee*/++              21,000            NONE             N/A          21,000(1/7)**
Richard A. Redeker--Trustee+                 --             NONE             N/A              --

Robin B. Smith--Trustee+++                   --             NONE             N/A          89,957(11/20)**
Herbert G. Stolzer--Trustee*/++           21,000            NONE             N/A          21,000(1/7)**
Louis A. Weil, III--Trustee                  --             NONE             N/A          91,250(13/18)**
Clay T. Whitehead--Trustee                   --             NONE             N/A          38,292(5/7)**


----------
* All of the compensation from the Company for the fiscal year ended September 30, 1996 represents deferred compensation. Aggregate compensation from the Company and the Fund Complex for the fiscal year ended September 30, 1996, including accrued income and appreciation, amounted to approximately $24,000 for Mr. Olsen and approximately $24,500 for Mr. Stolzer.

** Indicates number of Funds/portfolios in Fund Complex to which aggregate compensation relates.


+ Mark R. Fetting, Robert F. Gunia, Mendel A. Melzer and Richard A. Redeker, who are or were interested Trustees, do not receive compensation from the Company or any fund in the Fund Complex.


++   Indicates Trustee who did not stand for reelection.


+++ Total compensation from all of the funds in the Fund Complex for the calendar year ended December 31, 1996, includes amounts deferred at the election of Trustees under the Funds' deferred compensation plans. Including accrued interest, total compensation amounted to $71,034, $139,869 and $109,294 for Messrs. McCorkindale and Mooney and Ms. Smith, respectively.

                             MANAGER AND SUBADVISERS


      The manager of the Company is Prudential Mutual Fund Management LLC (PMF or the Manager), Gateway Center Three, Newark, New Jersey 07102-4077. PMF serves as manager to all of the other investment companies that, together with the Funds, comprise the Prudential Mutual Funds. See "How the Fund is
Managed--Manager" in the Prospectus of each Fund. As of             , 1997, PMF
managed and/or administered open-end and closed-end management investment
companies with assets of approximately $      billion. According to the
Investment Company Institute, as of             , 1997, the Prudential Mutual
Funds were the   th largest family of mutual funds in the United States.

      PMF is a subsidiary of Prudential Securities and Prudential. Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent), a wholly-owned subsidiary of PMF, serves as the transfer agent for the Prudential Mutual Funds and, in addition, provides customer service, recordkeeping and management and administration services to qualified plans.

      Pursuant to two Management Agreements with the Company (individually, the Management Agreement and collectively, the Management Agreements), PMF, subject to the supervision of the Company's Board of Trustees and in conformity with the stated policies of each Fund, manages both the investment operations of each Fund and the composition of each Fund's portfolio, including the purchase, retention, disposition and loan of securities and other assets. In connection therewith, PMF is obligated to keep certain books and records of the Company. PMF also administers the Company's corporate affairs and, in connection therewith, furnishes the Company with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by State Street Bank and Trust Company, the Funds' custodian (the Custodian), and PMFS, the Funds' transfer and dividend disbursing agent. The management services of PMF for the Funds are not exclusive under the terms of the Management Agreements and PMF is free to, and does, render management services to others.

      For its services, PMF receives, pursuant to the Management Agreements, a fee at an annual rate of .65 of 1% of Prudential Active Balanced Fund's average daily net assets, .30 of 1% of Prudential Stock Index Fund's average daily net assets, .30 of 1% of Prudential Small-Cap Index Fund's average daily net assets,
 .25 of 1% of Prudential Bond Market Index Fund's average daily net assets, .40 of 1% of Prudential Pacific Index Fund's average daily net assets and .40 of 1% of Prudential Europe Index Fund's average daily net assets. The fee is computed daily and payable monthly. Each Management Agreement also provides that, in the event the expenses of a Fund (including the fees of PMF, but excluding interest, taxes, brokerage commissions, distribution fees and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business) for any fiscal year exceed the lowest applicable annual expense limitation established and enforced pursuant to the statutes or regulations of any jurisdiction in which the Fund's shares are qualified for offer and sale, the compensation due to PMF will be reduced by the amount of such excess. No such reductions were required during the fiscal year ended September 30, 1996. No jurisdiction currently limits the Funds' expenses.


      In connection with its management of the business affairs of the Company, the Manager bears the following expenses:

      (i) the salaries and expenses of all of its and the Company's personnel except the fees and expenses of Trustees who are not affiliated persons of the Manager or the Funds' Subadvisers;

      (ii) all expenses incurred by the Manager or by the Company in connection with managing the ordinary course of the Company's business, other than those assumed by the Company as described below; and


      (iii) the costs and expenses or fees payable to The Prudential Investment Corporation, doing business as Prudential Investments (PI), and Jennison Associates Capital Corp. (Jennison) (collectively, the Subadvisers) pursuant to the subadvisory agreements between the Manager and the Subadvisers (collectively, the Subadvisory Agreements).

      Under the terms of the Management Agreements, the Company is responsible for the payment of the following expenses: (i) the fees payable to the Manager,
(ii) the fees and expenses of Trustees who are not affiliated persons of the Manager or the Funds' Subadvisers, (iii) the fees and certain expenses of the Custodian and Transfer and Dividend Disbursing Agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of the Company, pricing the Funds' shares and the cashiering function, (iv) the charges and expenses of legal counsel and independent accountants for the Company, (v) brokerage commissions and any issue or transfer taxes chargeable to the Company in connection with its securities and futures transactions, (vi) all taxes and corporate fees payable by the Company to governmental agencies, (vii) the fees of any trade associations of which the Company may be a member, (viii) the cost of stock certificates representing shares of Funds of the Company, if any, (ix) the cost of fidelity and liability insurance, (x) the fees and expenses involved in registering and maintaining registration of the Company and of its shares with the SEC, registering the Company and qualifying its shares under state securities laws, including the preparation and printing of the Company's registration statements and prospectuses for such purposes, (xi) licensing fees, if any, (xii) allocable communications expenses with respect to investor services and all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the shareholders and (xiii) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Company's business.


      The Management Agreements provides that PMF will not be liable for any error of judgment or for any loss suffered by the Company in connection with the matters to which the Management Agreements relate, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. Each Management Agreement provides that it will terminate automatically if assigned and that it may be terminated without penalty by either party upon not more than 60 days' nor less than 30 days' written notice. Each Management Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in conformity with the Investment Company Act. The Management Agreement for Prudential Active Balanced Fund and Prudential Stock Index Fund was last approved by the Trustees of the Company, including all of the Trustees who are not parties to the contract or interested persons of any such party as defined in the Investment Company Act, on May 17, 1996 and by the shareholders of Prudential Stock Index Fund and Prudential Active Balanced Fund on October 30, 1996. The Management Agreement for Prudential Small-Cap Index Fund, Prudential Bond Market Index Fund, Prudential Pacific Index Fund and Prudential Europe Index Fund was approved by the Trustees of the Company, including all of the Trustees who are not parties to the contract or interested persons of any such party as defined in the Investment Company Act, on February 19, 1997 and by
the initial shareholder of each such Fund on             ,1997. The Manager
received, before any reduction due to the subsidy by the Manager of certain expenses of Prudential Stock Index Fund and Prudential Active Balanced Fund, the following management fees from each Fund, expressed both as a dollar amount and as a percentage of each Fund's average daily net assets:


                      YEAR ENDED            YEAR ENDED           YEAR ENDED
                  SEPTEMBER 30, 1996    SEPTEMBER 30, 1995   SEPTEMBER 30, 1994
                  ------------------    ------------------   ------------------
FUND               AMOUNT       RATE      AMOUNT     RATE     AMOUNT     RATE
Stock Index       $570,160       .40%    $286,843     .40%   $152,392     .40%
Active Balanced    994,182       .70      733,748     .70     412,941     .70


During the same period the Manager subsidized certain expenses of these Funds. See "How the Fund is Managed--Fee Waivers and Subsidy" in the Prudential Active Balanced Fund Prospectus and "How the Funds are Managed--Fee Waivers and Subsidy" in the Prospectus for the other Funds.

      The Manager has entered into Subadvisory Agreements with the Subadvisers. The Subadvisory Agreements provide that the Subadvisers furnish investment advisory services in connection with the management of their respective

Funds. For its service as Subadviser, Jennison is paid at an annual rate of .30 of 1% of Prudential Active Balanced Fund's average daily net assets up to and including $300 million and .25 of 1% of the Fund's average daily net assets in excess of $300 million. PI is reimbursed by the Manager for the reasonable costs and expenses incurred in furnishing its service. In connection therewith, the Subadvisers are obligated to keep certain books and records of the respective Funds to which they provide advisory services. The Manager continues to have responsibility for all investment advisory services to all the Funds pursuant to the Management Agreements and supervises the Subadvisers' performance of such services.

      Jennison is the Subadviser for the Prudential Active Balance Fund. Acquired by the Prudential in 1985, Jennison has been engaged in the equity investment management business since 1969. As of September 30, 1996, Jennison managed $31.3 billion in assets for 177 clients, including approximately $3.5 billion (11.3%) in mutual funds. Of the $31.3 billion in assets, $1.8 billion were in actively managed balance portfolios (including the Fund) and $17.3 billion in assets were in equity portfolios. Approximately 40% of Jennison's equity clients are "Fortune 500" companies (as defined by Fortune Magazine in the issue dated April 29, 1996). Many of these companies have retained Jennisons' asset management services for more than ten years, some for more than 25 years as of September 30, 1996. As of September 30, 1996, Jennison also managed $2.8 billion in international equity portfolios, and $9.5 billion in fixed income portfolios.


      Bradley Goldberg, a senior portfolio manager at Jennison, oversees the Prudential Active Balanced Fund. He has more than 25 years of investment experience. Mr. Goldberg combines successful stock and bond investing with an active asset allocation strategy to generate equity-like results with less risk than a pure equity portfolio. When selecting stocks for the Fund, Mr. Goldberg draws on the growth investing expertise of Jennison and modifies the style to identify undervalued companies with attractive earnings growth prospects.


      PI advises Prudential Stock Index Fund through Prudential Diversified Investment Strategies (PDI). PDI is dedicated to equity index and balanced fund investing for institutional clients. Founded in 1975, PDI is among the oldest quantitatively-oriented balanced managers in the country. PDI currently manages close to $ billion in balanced and indexed assets.

      Prudential Investments Quantitative Management, a unit of PI, advises Prudential Small-Cap Index Fund, Prudential Pacific Index Fund and Prudential Europe Index Fund.

      PI also manages short-term assets and cash for Prudential Active Balanced Fund and invests available cash balances for the Fund through a joint repurchase agreement account. PI is reimbursed by PMF for reasonable costs and expenses incurred by it in furnishing such services.

      The Subadvisory Agreements for Prudential Active Balanced Fund and Prudential Stock Index Fund were last approved by the Trustees, including a majority of the Trustees who are not parties to the Agreements or interested persons of any such party as defined in the Investment Company Act, on May 17, 1996, and by the shareholders of each such Fund on October 30, 1996. The Subadvisory Agreement for Prudential Small-Cap Index Fund, Prudential Bond Market Index Fund, Prudential Pacific Index Fund and Prudential Europe Index Fund was approved by the Trustees, including a majority of the Trustees who are not parties to the Agreement or interested persons of any such party as defined in the Investment Company Act on February 19, 1997 and by the initial
shareholder of each such Fund on             , 1997.

      Each Subadvisory Agreement provides that it will terminate in the event of its assignment (as defined in the Investment Company Act) or upon the termination of the Management Agreements. Each Subadvisory Agreement may be terminated by the Company, the Manager or the relevant Subadviser upon not more than 60 days', nor less than 30 days', written notice. Each Subadvisory Agreement provides that it will continue in effect for a period of more than two years from its execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the Investment Company Act.

                                   DISTRIBUTOR


      Prudential Securities Incorporated (Prudential Securities or PSI), One Seaport Plaza, New York, New York 10292, acts as the distributor of the Class Z shares of Prudential Small-Cap Index Fund, Prudential Bond Market Index Fund, Prudential Pacific Index Fund, and Prudential Europe Index Fund, the Class Z and Class I shares of Prudential Stock Index Fund and the Class A, Class B, Class C and Class Z shares of Prudential Active Balanced Fund.

      Pursuant to separate Distribution and Service Plans (the Class A Plan, the Class B Plan and the Class C Plan, collectively, the Plans) adopted by the Company under Rule 12b-1 under the Investment Company Act and a distribution agreement (the Distribution Agreement), Prudential Securities (also the Distributor) incurs the expenses of distributing Prudential Active Balanced Fund's Class A, Class B and Class C shares. Prudential Securities serves as the Distributor of shares of Prudential Stock Index Fund, Prudential Small-Cap Index Fund, Prudential Bond Market Index Fund, Prudential Pacific Index Fund, Prudential Europe Index Fund and the Class Z shares of Prudential Active Balanced Fund and incurs the expenses of distributing the shares under a Distribution Agreement with the Company, none of which are reimbursed by or paid for by the Funds. See "How the Fund is Managed--Distributor" in the Prospectus of Prudential Active Balanced Fund and "How the Funds are Managed--Distributor" in the Prospectus of the other Funds.

      On May 17, 1996, the Board of Trustees, including a majority of the Trustees who are not interested persons of the Company and who have no direct or indirect financial interest in the operation of the Class A, Class B or Class C Plan or in any agreement related to the Plans (the Rule 12b-1 Trustees), at a meeting called for the purpose of voting on each Plan, approved the Plans with respect to Prudential Active Balanced Fund and the Distribution Agreement. The Class A Plan provides that (i) .25 of 1% of the average daily net assets of the Class A shares may be used to pay for personal service and the maintenance of shareholder accounts (service fee) and (ii) total distribution fees (including the service fee of .25 of 1%) may not exceed .30 of 1%. The Class B and Class C Plans provide that (i) .25 of 1% of the average daily net assets of the Class B and Class C shares, respectively, may be paid as a service fee and (ii) .75 of 1% (not including the service fee) may be paid for distribution-related expenses with respect to the Class B and Class C shares, respectively (asset-based sales charge). The Plans were each approved by the sole shareholder of the Class A, Class B and Class C shares of Prudential Active Balanced Fund on October 30, 1996.

      The Class A, Class B and Class C Plans for Prudential Active Balanced Fund will continue in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Board of Trustees, including a majority vote of the Rule 12b-1 Trustees, cast in person at a meeting called for the purpose of voting on such continuance. The Plans may each be terminated at any time, without penalty, by the vote of a majority of the Rule 12b-1 Trustees or by the vote of the holders of a majority of the outstanding shares of the applicable class on not more than 60 days', nor less than 30 days' written notice to any other party to the Plans. The Plans may not be amended to increase materially the amounts to be spent for the services described therein without approval by the shareholders of the applicable class, and all material amendments are required to be approved by the Board of Trustees in the manner described above. Each Plan will automatically terminate in the event of its assignment. Prudential Active Balanced Fund will not be obligated to pay expenses incurred under any Plan if it is terminated or not continued.


      Pursuant to each Plan, the Board of Trustees will review at least quarterly a written report of the distribution expenses incurred on behalf of each class of shares of Prudential Active Balanced Fund by the Distributor. The report will include an itemization of the distribution expenses and the purposes of such expenditures. In addition, as long as the Plans remain in effect, the selection and nomination of Rule 12b-1 Trustees shall be committed to the Rule 12b-1 Trustees.

      Pursuant to the Distribution Agreement, the Company has agreed to indemnify Prudential Securities to the extent permitted by applicable law against certain liabilities under the Securities Act.

      On October 21, 1993, PSI entered into an omnibus settlement with the SEC, state securities regulators in 51 jurisdictions and the NASD to resolve allegations that PSI sold interests in more than 700 limited partnerships (and a limited number of other types of securities) from January 1, 1980 through December 31, 1990, in violation of securities laws to persons for whom such securities were not suitable in light of the individuals' financial condition or investment objectives. It was also alleged that the safety, potential returns and liquidity of the investments had been misrepresented. The limited partnerships principally involved real estate, oil and gas producing properties and aircraft leasing ventures. The SEC Order (i) included findings that PSI's conduct violated the federal securities laws and that an order issued by the SEC in 1986 requiring PSI to adopt, implement and maintain certain supervisory procedures had not been complied with; (ii) directed PSI to cease and desist from violating the federal securities laws and imposed a $10 million civil penalty; and (iii) required PSI to adopt certain remedial measures including the establishment of a Compliance Committee of its Board of Directors. Pursuant to the terms of the SEC settlement, PSI established a settlement fund in the amount of $330,000,000 and procedures, overseen by a court approved Claims Administrator, to resolve legitimate claims for compensatory damages by purchasers of the partnership interests. PSI has agreed to provide additional funds, if necessary, for that purpose. PSI's settlement with the state securities regulators included an agreement to pay a penalty of $500,000 per jurisdiction. PSI consented to a censure and to the payment of a $5,000,000 fine in settling the NASD action. In settling the above referenced matters, PSI neither admitted nor denied the allegations asserted against it.

      On January 18, 1994, PSI agreed to the entry of a Final Consent Order and a Parallel Consent Order by the Texas Securities Commissioner. The firm also entered into a related agreement with the Texas Securities Commissioner. The allegations were that the firm had engaged in improper sales practices and other improper conduct resulting in pecuniary losses and other harm to investors residing in Texas with respect to purchases and sales of limited partnership interests during the period of January 1, 1980 through December 31, 1990. Without admitting or denying the allegations, PSI consented to a reprimand, agreed to cease and desist from future violations, and to provide voluntary donations to the State of Texas in the aggregate amount of $1,500,000. The firm agreed to suspend solicitation of new customer accounts, the general solicitation of new accounts, and the offer for sale of securities in or from PSI's North Texas office to new customers during a period of twenty consecutive business days, and agreed that its other Texas offices would be subject to the same restrictions for a period of five consecutive business days. PSI also agreed to institute training programs for its securities salesmen in Texas.

      On October 27, 1994, Prudential Securities Group, Inc. and PSI entered into agreements with the United States Attorney deferring prosecution (provided PSI complies with the terms of the agreement for three years) for any alleged criminal activity related to the sale of certain limited partnership programs from 1983 to 1990. In connection with these agreements, PSI agreed to add the sum of $330,000,000 to the Fund established by the SEC and executed a stipulation providing for a reversion of such funds to the United States Postal Inspection Service. PSI further agreed to obtain a mutually acceptable outside director to sit on the Board of Directors of PSG and the Compliance Committee of PSI. The new director serves as an independent "ombudsman" whom PSI employees can call anonymously with complaints about ethics and compliance. Prudential Securities shall report any allegations or instances of criminal conduct and material improprieties to the new director. The new director submits compliance reports which identify any such allegations or instances of criminal conduct and material improprieties every three months for a three-year period.

NASD MAXIMUM SALES CHARGE RULE

      Pursuant to rules of the NASD, the Distributor is required to limit aggregate initial sales charges, deferred sales charges and asset-based sales charges to 6.25% of total gross sales of each class of shares of Prudential Active Balanced Fund. In the case of Class B shares, interest charges equal to the prime rate plus one percent per annum may be added to the 6.25% limitation. Sales from the reinvestment of dividends and distributions are not required to be included in the calculation of the 6.25% limitation. The annual asset-based sales charge with respect to Class B and Class C shares of Prudential Active Balanced Fund may not exceed .75 of 1%. The 6.25% limitation applies to the Fund rather than on a per shareholder basis. If aggregate sales charges were to exceed 6.25% of total gross sales of any class, all sales charges on shares of that class would be suspended.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

PORTFOLIO TURNOVER

      There are no limitations on the length of time that securities must be held by the Funds and the Funds' annual portfolio turnover rate may vary significantly from year to year. A portfolio turnover rate in excess of 100% may exceed that of other investment companies with similar objectives. High portfolio turnover (over 100%) may involve correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Funds. In addition, high portfolio turnover may result in increased short-term capital gains, which, when distributed to shareholders, are treated as ordinary income. See "Taxes."

      Decisions to buy and sell assets for a Fund are made by the Fund's Subadviser, subject to the overall review of the Manager and the Trustees. Although investment decisions for the Funds are made independently from those of the other accounts managed by a Subadviser, investments of the type that the Funds may make also may be made for those other accounts. When a Fund and one or more other accounts managed by a Subadviser are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by the Subadviser to be equitable to each. In some cases, this procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or disposed of by a Fund.


      Transactions on U.S. stock exchanges and some foreign stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. On most foreign exchanges, commissions are generally fixed. No stated commission is generally applicable to securities traded in U.S. OTC markets, but the prices of those securities includes commissions or mark-ups. The cost of securities purchased from underwriters includes an underwriting commission or concession and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down. U.S. Government securities generally are purchased from underwriters or dealers, although certain newly-issued U.S. Government securities may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality.

      In selecting brokers or dealers to execute securities transactions on behalf of a Fund, its Subadviser seeks the best overall terms available. The Funds have no obligation to do business with any broker-dealer or group of broker-dealers in executing transactions in securities. In placing orders, the Subadvisers are subject to the Company's policy to seek the most favorable price and efficient execution taking into account such factors as price (including the applicable commission or dealer spread), size, type, and difficulty of the transaction, and the firm's general execution and operating facilities. In assessing the best overall terms available for any transaction, the Subadviser will consider the factors that it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In addition, the Subadvisers, subject to seeking best price and execution, are authorized to cause a Fund to pay broker-dealers that furnish brokerage and research services (as defined by Section 28(e) of the Securities Exchange Act of 1934, as amended (1934 Act)), a higher commission than another broker-dealer that does not furnish such brokerage and research services might charge. The Subadvisers must regard such higher commissions as reasonable in relation to the brokerage and research services provided, viewed in terms of each Subadviser's responsibilities to the Fund or other accounts, if any, as to which it exercises investment discretion. The fees under the Management Agreement and the Advisory Agreements, respectively, are not reduced by reason of a Fund's Subadviser receiving brokerage and research services. The Trustees of the Company will periodically review the commissions paid by a Fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits inuring to the Fund. OTC purchases and sales by a Fund are transacted directly with principal market makers except in those cases in which better prices and executions may be obtained elsewhere.

      To the extent consistent with applicable provisions of the Investment Company Act and the rules and exemptions adopted by the SEC under the Investment Company Act, the Trustees have determined that transactions for a Fund may be executed through Prudential Securities and other affiliated broker-dealers if, in the judgment of the Subadviser, the use of an affiliated broker-dealer is likely to result in price and execution at least as favorable as those of other qualified broker-dealers, and if, in the transaction, the affiliated broker-dealer charges the Fund a fair and reasonable rate. Furthermore, the Trustees of the Company, including a majority of the Trustees who are not "interested" Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to PSI are consistent with the foregoing standard. In accordance with Section 11(a) of the 1934 Act, Prudential Securities may not retain compensation for effecting transactions on a national securities exchange for the Funds unless a Fund has expressly authorized the retention of such compensation in a written contract executed by the Fund and Prudential Securities. Section 11(a) provides that Prudential Securities must furnish to the Funds at least annually a statement setting forth the total amount of all compensation retained by Prudential Securities from transactions effected for a Fund during the applicable period. Brokerage transactions with PSI also are subject to such fiduciary standards as may be imposed by applicable law.

      The Funds may use PSI and other affiliated broker-dealers as a futures commission merchant in connection with entering into futures contracts and options on futures contracts if, in the judgment of a Fund's Subadviser, the affiliated broker-dealer charges the Fund a fair and reasonable rate. This standard would allow PSI to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction.

      The Company does not market its shares through intermediary brokers or dealers; therefore, it is not the Company's practice to allocate brokerage or principal business on the basis of sales of its shares which may be made through such firms. However, the Subadvisers may place portfolio orders with qualified broker-dealers who recommend the Company to clients, and may, when a number of brokers and dealers can provide best price and execution on a particular transaction, consider such recommendations by a broker or dealer in selecting among broker-dealers.

      Transactions in options and futures by a Fund will be subject to limitations established by each of the exchanges and boards of trade governing the maximum position which may be written or held by a single investor or group of investors acting in concert, regardless of whether the options and futures are written or held on the same or different exchanges or are written or held in one or more accounts or though one or more brokers. Thus, the number of options and futures which a Fund may write or hold may be affected by options and futures written or held by the Subadviser and other investment advisory clients of the Subadviser. An exchange or board of trade may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

      The Funds will not purchase any security, including U.S. Government securities, during the existence of any underwriting or selling group relating thereto of which PSI is a member, except to the extent permitted by SEC rules.

      During the years ended September 30, 1996, 1995 and 1994, the Company paid $0, $965 and $3,247, respectively, in brokerage commissions to Prudential Securities.

                     PURCHASE AND REDEMPTION OF FUND SHARES


      Shares of Prudential Active Balanced Fund may be purchased at a price equal to the next determined net asset value per share plus a sales charge which, at the election of the investor, may be imposed either (i) at the time of purchase (Class A shares) or (ii) on a deferred basis (Class B or Class C shares). Class Z shares of Prudential Active Balanced Fund and shares of Prudential Stock Index Fund, Prudential Small-Cap Index Fund, Prudential Bond Market Index Fund, Prudential Pacific Index Fund and Prudential Europe Index Fund are offered to a limited group of investors at net asset value without any sales charges. See "Shareholder Guide--How to Buy Shares of the Fund" in the Prospectus of Prudential Active Balanced Fund and "Shareholder Guide--How to Buy Shares of a Fund" in the Prospectus of Prudential Stock Index Fund, Prudential Small-Cap Index Fund, Prudential Bond Market Index Fund, Prudential Pacific Index Fund and Prudential Europe Index Fund.

      Each class of Prudential Active Balanced Fund represents an interest in the same assets of the Fund and is identical in all respects except that (i) each class is subject to different sales charges and distribution and/or service expenses (except for Class Z shares which are not subject to any sales charge or distribution and/or service fees), which may affect performance, (ii) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangements and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (iii) each class has a different exchange privilege, (iv) only Class B shares have a conversion feature and (v) Class Z shares are offered exclusively for sale to a limited group of investors. See "Distributor" and "Shareholder Investment Account--Exchange Privilege."

      Each class of Prudential Stock Index Fund represents an interest in the same assets of the Fund and is identical in all respects except that (i) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of the other class, (ii) Class I shares are not subject to transfer agency fees or expenses, (iii) Class I shares are held in a single omnibus account and (iv) each class has a different exchange privilege. See "Shareholder Investment Account--Exchange Privilege."

SPECIMEN PRICE MAKE-UP


      Under the current distribution arrangements between the Company and the Distributor, for Prudential Active Balanced Fund, Class A shares are sold with a maximum sales charge of 5% and Class B*, Class C* and Class Z shares are sold at net asset value. For Prudential Stock Index Fund, Class Z and Class I*** shares are sold at net asset value. Using the net asset values of Prudential Active Balanced Fund and Prudential Stock Index Fund at September 30, 1996, the maximum offering price of each Fund's shares is as follows:

                                                                               PRUDENTIAL ACTIVE  PRUDENTIAL STOCK
                                                                                 BALANCED FUND       INDEX FUND
                                                                                 -------------       ----------
CLASS A**
Net asset value and redemption price per Class A share ...........................  $13.01
Maximum sales charge (5% of offering price) ......................................     .68              N/A
Offering price to public .........................................................  $13.69

CLASS B**
Net asset value, redemption price and offering price per Class B share* ..........  $13.01              N/A

CLASS C**
Net asset value, redemption price and offering price per Class C share* ..........  $13.01              N/A

CLASS Z
Net asset value, redemption price and offering price per Class Z share ...........  $13.01           $16.06

CLASS I***

Net asset value, redemption price and offering price per Class I share ...........     N/A              N/A


----------

* Class B and Class C shares are subject to a contingent deferred sales charge on certain redemptions. See "Shareholder Guide--How to Sell Your Shares--Contingent Deferred Sales Charges" in the Prospectus of Prudential Active Balanced Fund.

** Class A, Class B and Class C shares of Prudential Active Balanced Fund were not offered on September 30, 1996.


***   Class I shares did not exist at September 30, 1996.


REDUCTION AND WAIVER OF INITIAL SALES CHARGES--CLASS A SHARES

      COMBINED PURCHASE AND CUMULATIVE PURCHASE PRIVILEGE. If an investor or eligible group of related investors purchases Class A shares of Prudential Active Balanced Fund concurrently with Class A shares of other Prudential Mutual Funds, the purchases may be combined to take advantage of the reduced sales charges applicable to larger purchases. See the table of breakpoints under "Shareholder Guide--Alternative Purchase Plan" in the Prospectus of Prudential Active Balanced Fund.

      An eligible group of related Fund investors includes any combination of the following:

            (a) an individual;

            (b) the individual's spouse, their children and their parents;

            (c) the individual's and spouse's Individual Retirement Account
      (IRA);

            (d) any company controlled by the individual (a person, entity or group that holds 25% or more of the outstanding voting securities of a company will be deemed to control the company, and a partnership will be deemed to be controlled by each of its general partners);

            (e) a trust created by the individual, the beneficiaries of which are the individual, his or her spouse, parents or children;

            (f) a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act account created by the individual or the individual's spouse; and

            (g) one or more employee benefit plans of a company controlled by an individual.

      In addition, an eligible group of related Fund investors may include an employer (or group of related employers) and one or more qualified retirement plans of such employer or employers (an employer controlling, controlled by or under common control with another employer is deemed related to that employer).

      The Distributor must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charge will be granted subject to confirmation of the investor's holdings. The Combined Purchase and Cumulative Purchase Privilege does not apply to individual participants in pension, profit-sharing or other employee benefit plans qualified under Section 401 of the Internal Revenue Code and deferred compensation and annuity plans under Sections 457 and 403(b)(7) of the Internal Revenue Code.

      RIGHTS OF ACCUMULATION. Reduced sales charges are also available through Rights of Accumulation, under which an investor or an eligible group of related investors, as described above under "Combined Purchase and Cumulative Purchase Privilege," may aggregate the value of their existing holdings of shares of Prudential Active Balanced Fund and shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) to determine the reduced sales charge. The value of shares held directly with the Transfer Agent and through Prudential Securities will not be aggregated to determine the reduced sales charge. All shares must be held either directly with the Transfer Agent or through Prudential Securities. The value of existing holdings for purposes of determining the reduced sales charge is calculated using the maximum offering or price (net asset value plus maximum sales charge) as of the previous business day. See "How the Fund Values its Shares" in the Prospectus of Prudential Active Balanced Fund. The Distributor must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charges will be granted subject to confirmation of the investor's holdings. Rights of Accumulation are not available to individual participants in any retirement or group plans.


      LETTERS OF INTENT. Reduced sales charges are available to investors (or an eligible group of related investors), including retirement and group plans, who enter into a written Letter of Intent providing for the purchase, within a thirteen-month period, of shares of Prudential Active Balanced Fund and shares of other Prudential Mutual Funds. (Investment Letter of Intent). Retirement and group plans also qualify to purchase Class A shares at net asset value by entering into a Letter of Intent whereby they agree to enroll, within a thirteen month period, a specified number of eligible employees or participants (Participant Letter of Intent).


      For purposes of the Investment Letter of Intent, all shares of Prudential Active Balanced Fund and shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) which were previously purchased and are still owned are also included in determining the applicable reduction. However, the value of shares held directly with the Transfer Agent and through Prudential Securities will not be aggregated to determine the reduced sales charge. All shares must be held either directly with the Transfer Agent or through Prudential Securities.


      A Letter of Intent permits a purchaser, in the case of an Investment Letter of Intent, to establish a total investment goal to be achieved by any number of investments over a thirteen-month period and, in the case of a Participant Letter of Intent, to establish a minimum eligible employee or participant goal over a thirteen-month period. Each investment made during the period will receive the reduced sales charge applicable to the amount represented by the goal, as if it were a single investment, except in the case of retirement and group plans where the employer or plan sponsor will be responsible for paying any applicable sales charge. In the case of a Participant Letter of Intent, each investment made during the period will be made at net asset value. Escrowed Class A shares totaling 5% of the dollar amount of the Letter of Intent will be held by the Transfer Agent in the name of the purchaser. The effective date of an Investment Letter of Intent (except in the case of retirement and group plans) may be back-dated up to 90 days, in order that any investments made during this 90-day period, valued at the purchaser's cost, can be applied to the fulfillment of the Letter of Intent goal.

      The Investment Letter of Intent does not obligate the investor to purchase, nor the Company to sell, the indicated amount. Similarly, the Participant Letter of Intent does not obligate the retirement or group plan to enroll the indicated number of eligible employees or participants. In the event the Letter of Intent goal is not achieved within the thirteen-month period, the purchaser (or the employer or plan sponsor in the case of any retirement or group plan) is required to pay the difference between the sales charge otherwise applicable to the purchases made during this period and sales charges actually paid. Such payment may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain such difference. Investors electing to purchase Class A shares of Prudential Active Balanced Fund pursuant to a Letter of Intent should carefully read such Letter of Intent.


      The Distributor must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charge will, in the case of an Investment Letter of Intent, be granted subject to confirmation of the investor's holdings or in the case of a Participant Letter of Intent, subject to confirmation of the number of eligible employees or participants in the retirement or group plan. Letters of Intent are not available to individual participants in any retirement or group plans.

WAIVER OF THE CONTINGENT DEFERRED SALES CHARGE--CLASS B SHARES

      The contingent deferred sales charge is waived under circumstances described in the Prospectus of Prudential Active Balanced Fund. See "Shareholder Guide--How to Sell Your Shares--Waiver of Contingent Deferred Sales Charges--Class B Shares" in the Prudential Active Balanced Fund Prospectus. In connection with these waivers, the Transfer Agent will require you to submit the supporting documentation set forth below.

CATEGORY OF WAIVER                            REQUIRED DOCUMENTATION
------------------                            ----------------------
Death A copy of the shareholder's death certificate or, in the case of a trust, a copy of the grantor's death certificate, plus a copy of the trust agreement identifying the grantor.

Disability--An individual will be     A copy of the Social Security
considered disabled if he or she is   Administration award letter or a letter
unable to engage in any that          from a physician on the physician's
substantial gainful activity by       letterhead stating the shareholder (or, in
reason of any medically               the case of a trust, the grantor) is
determinable physical or mental       permanently disabled. The letter must also
impairment which can be expected to   indicate the date of disability.
result in death or to be of
long-continued and indefinite
duration.

Distribution from an IRA or 403(b)    A copy of the distribution form from the
Custodial Account                     custodial firm indicating (i) the date of
                                      birth of the shareholder and (ii) that the shareholder is over age 591 @2 and is taking a normal distribution--signed by the shareholder.

Distribution from Retirement Plan     A letter signed by the plan
                                      administrator/trustee indicating the
                                      reason for the distribution.

Excess Contributions                  A letter from the shareholder (for an IRA)
                                      or the plan administrator/trustee on
                                      company letterhead indicating the amount of the excess and whether or not taxes have been paid.

      The Transfer Agent reserves the right to request such additional documents as it may deem appropriate.

                         SHAREHOLDER INVESTMENT ACCOUNT

      Upon the initial purchase of Fund shares, a Shareholder Investment Account is established for each investor under which a record of the shares held is maintained by the Transfer Agent. If a share certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares and may be redeposited in the Account at any time. There is no charge to the investor for issuance of a certificate. Each Fund makes available to its shareholders the following privileges and plans.

AUTOMATIC REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS

      For the convenience of investors, all dividends and distributions are automatically reinvested in full and fractional shares of the applicable Fund. An investor may direct the Transfer Agent in writing not less than five full business days prior to the record date to have subsequent dividends or distributions sent in cash rather than reinvested. In the case of recently purchased shares for which registration instructions have not been received on the record date, cash payment will be made directly to the dealer. Any shareholder who receives a cash payment representing a dividend or distribution may reinvest such dividend or distribution at net asset value by returning the check or the proceeds to the Transfer Agent within 30 days after the payment date. Such investment will be made at the net asset value per share next determined after receipt of the check or proceeds by the Transfer Agent. Such shareholder will receive credit for any contingent deferred sales charge paid in connection with the amount of proceeds being reinvested.

EXCHANGE PRIVILEGE

      The Company makes available to its shareholders the privilege of exchanging their shares of a Fund for shares of certain other Prudential Mutual Funds, including one or more specified money market funds, subject in each case to the minimum investment requirements of such funds. Shares of such other Prudential Mutual Funds may also be exchanged for shares of a Fund. All exchanges are made on the basis of relative net asset value next determined after receipt of an order in proper form. An exchange will be treated as a redemption and purchase for tax purposes. Shares may be exchanged for shares of another fund only if shares of such fund may legally be sold under applicable state laws. For retirement and group plans having a limited menu of Prudential Mutual Funds, the Exchange Privilege is available for those funds eligible for investment in the particular program.

      It is contemplated that the Exchange Privilege may be applicable to new mutual funds whose shares may be distributed by the Distributor.

      CLASS A. Shareholders of Prudential Active Balanced Fund may exchange their Class A shares for shares of certain other Prudential Mutual Funds, shares of Prudential Government Securities Trust (Short-Intermediate Term Series) and shares of the money market funds specified below. No fee or sales load will be imposed upon the exchange. Shareholders of money market funds who acquired such shares upon exchange of Class A shares may use the Exchange Privilege only to acquire Class A shares of the Prudential Mutual Funds participating in the Exchange Privilege.

      The following money market funds participate in the Class A Exchange
Privilege:

            Prudential California Municipal Fund
             (California Money Market Series)
            Prudential Government Securities Trust
             (Money Market Series)
             (U.S. Treasury Money Market Series)
            Prudential Municipal Series Fund
             (Connecticut Money Market Series)
             (Massachusetts Money Market Series)
             (New York Money Market Series)
             (New Jersey Money Market Series)
            Prudential MoneyMart Assets, Inc. (Class A shares)
            Prudential Tax-Free Money Fund, Inc.


      CLASS B AND CLASS C. Shareholders of Prudential Active Balanced Fund may exchange their Class B and Class C shares for Class B and Class C shares, respectively, of certain other Prudential Mutual Funds and shares of Prudential Special Money Market Fund, Inc. No contingent deferred sales charge (CDSC) will be payable upon such exchange, but a CDSC may be payable upon the redemption of the Class B and Class C shares acquired as a result of the exchange. The applicable sales charge will be that imposed by the fund in which shares were initially purchased and the purchase date will be deemed to be the date of the initial purchase, rather than the date of the exchange.


      Class B and Class C shares of Prudential Active Balanced Fund may also be exchanged for shares of Prudential Special Money Market Fund, Inc. without imposition of any CDSC at the time of exchange. Upon subsequent redemption from such money market fund or after re-exchange into the Fund, such shares will be subject to the CDSC calculated without regard to the time such shares were held in the money market fund. In order to minimize the period of time in which shares are subject to a CDSC, shares exchanged out of the money market fund will be exchanged on the basis of their remaining holding periods, with the longest remaining holding periods being transferred first. In measuring the time period shares are held in a money market fund and "tolled" for purposes of calculating the CDSC holding period, exchanges are deemed to have been made on the last day of the month. Thus, if shares are exchanged into Prudential Active Balanced Fund from a money market fund during the month (and are held in the Fund at the end of the month), the entire month will be included in the CDSC holding period. Conversely, if shares are exchanged into a money market fund prior to the last day of the month (and are held in the money market fund on the last day of the month), the entire month will be excluded from the CDSC holding period.

      At any time after acquiring shares of other funds participating in the Class B or Class C exchange privilege, a shareholder may again exchange those shares (and any reinvested dividends and distributions) for Class B or Class C shares of the Fund, respectively, without subjecting such shares to any CDSC. Shares of any fund participating in the Class B or Class C exchange privilege that were acquired through reinvestment of dividends or distributions may be exchanged for Class B or Class C shares of other funds, respectively, without being subject to any CDSC.

      CLASS Z. Class Z shares may be exchanged for Class Z shares of other Prudential Mutual Funds.


      CLASS I. Class I shares may be exchanged for Class Z shares of other Prudential Mutual Funds.


      Additional details about the Exchange Privilege and prospectuses for each of the Prudential Mutual Funds are available from the Fund's Transfer Agent, Prudential Securities or Prusec.

      The Exchange Privilege may be modified, terminated or suspended on 60 days' notice, and any fund, including a Fund, or the Distributor, has the right to reject any exchange application relating to such fund's shares.

DOLLAR COST AVERAGING

      Dollar cost averaging is a method of accumulating shares by investing a fixed amount of dollars in shares at set intervals. An investor buys more shares when the price is low and fewer shares when the price is high. The average cost per share is lower than it would be if a constant number of shares were bought at set intervals.

      Dollar cost averaging may be used, for example, to plan for retirement, to save for a major expenditure, such as the purchase of a home, or to finance a college education. The cost of a year's education at a four-year college today averages around $14,000 at a private college and around $6,000 at a public university. Assuming these costs increase at a rate of 7% a year, as has been projected, for the freshman class of 2011, the cost of four years at a private college could reach $210,000 and over $90,000 at a public university.(1)

      The following chart shows how much you would need in monthly investments to achieve specified lump sums to finance your investment goals.(2)

PERIOD OF MONTHLY INVESTMENTS:      $100,000    $150,000   $200,000    $250,000
-------------------------------     ---------   --------   ---------   --------
25 Years ........................     $  110      $  165     $  220      $  275
20 Years ........................        176         264        352         440
15 Years ........................        296         444        592         740
10 Years ........................        555         833      1,110       1,388
 5 Years ........................      1,371       2,057      2,742       3,428

----------
(1) Source information concerning the costs of education at public and private universities is available from The College Board Annual Survey of Colleges, 1993. Average costs for private institutions include tuition, fees, room and board for the 1993-1994 academic year.

(2) The chart assumes an effective rate of return of 8% (assuming monthly compounding). This example is for illustrative purposes only and is not intended to reflect the performance of an investment in shares of a Fund. The investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

      See "Automatic Savings Accumulation Plan."


AUTOMATIC SAVINGS ACCUMULATION PLAN (ASAP)


      Under ASAP, an investor may arrange to have a fixed amount automatically invested in shares of a Fund monthly by authorizing his or her bank account or Prudential Securities Account (including a Command Account) to be debited to invest specified dollar amounts in shares of a Fund. The investor's bank must be a member of the Automatic Clearing House System. Stock certificates are not issued to ASAP participants.

      Further information about this program and an application form can be obtained from the Transfer Agent, Prudential Securities or Prusec.


SYSTEMATIC WITHDRAWAL PLAN


      A systematic withdrawal plan is available to shareholders through Prudential Securities or the Transfer Agent. Such withdrawal plan provides for monthly or quarterly checks in any amount, except as provided below, up to the value of the shares in the shareholder's account. Withdrawals of Class B or Class C shares may be subject to a CDSC. See "Shareholder Guide--How to Sell Your Shares--Contingent Deferred Sales Charges" in the Prospectus of Prudential Active Balanced Fund.

      In the case of shares held through the Transfer Agent (i) a $10,000 minimum account value applies, (ii) withdrawals may not be for less than $100 and (iii) the shareholder must elect to have all dividends and/or distributions automatically reinvested in additional full and fractional shares at net asset value on shares held under this plan. See "Shareholder Investment Account--Automatic Reinvestment of Dividends and Distributions."

      Prudential Securities and the Transfer Agent act as agents for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the periodic withdrawal payment. The systematic withdrawal plan may be terminated at any time, and the Distributor reserves the right to initiate a fee of up to $5 per withdrawal, upon 30 days' written notice to the shareholder.

      Withdrawal payments should not be considered as dividends, yield or income. If periodic withdrawals continuously exceed reinvested dividends and distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.

      Furthermore, each withdrawal constitutes a redemption of shares, and any gain or loss realized must be recognized for federal income tax purposes. In addition, withdrawals made concurrently with purchases of additional shares are inadvisable because of the sales charges applicable to (i) the purchase of Class A shares and (ii) the withdrawal of Class B and Class C shares. Each shareholder should consult his or her own tax adviser with regard to the tax consequences of the plan, particularly if used in connection with a retirement plan.


TAX-DEFERRED RETIREMENT PLANS

      Various qualified retirement plans, including a 401(k) plan, self-directed individual retirement accounts and "tax-deferred accounts" under Section 403(b)(7) of the Internal Revenue Code are available through the Distributor. These plans are for use by both self-employed individuals and corporate employers. These plans permit either self-direction of accounts by participants, or a pooled account arrangement. Information regarding the establishment of these plans, and the administration, custodial fees and other details are available from Prudential Securities or the Transfer Agent.


      Investors who are considering the adoption of such a plan should consult with their own legal counsel or tax adviser with respect to the establishment and maintenance of any such plan.

TAX-DEFERRED RETIREMENT ACCOUNTS

      INDIVIDUAL RETIREMENT ACCOUNTS. An individual retirement account (IRA) permits the deferral of federal income tax on income earned in the account until the earnings are withdrawn. The following chart represents a comparison of the earnings in a personal savings account with those in an IRA, assuming a $2,000 annual contribution, an 8% rate of return and a 39.6% federal income tax bracket and shows how much more retirement income can accumulate within an IRA as opposed to a taxable individual savings account.

                           TAX-DEFERRED COMPOUNDING(1)

CONTRIBUTIONS                                      PERSONAL
MADE OVER:                                          SAVINGS           IRA

10 years ......................................    $ 26,165        $ 31,291
15 years ......................................      44,676          58,649
20 years ......................................      68,109          98,846
25 years ......................................      97,780         157,909
30 years ......................................     135,346         244,692

----------
(1) The chart is for illustrative purposes only and does not represent the performance of a Fund or any specific investment. It shows taxable versus tax-deferred compounding for the periods and on the terms indicated. Earnings in the IRA account will be subject to tax when withdrawn from the account.

MUTUAL FUND PROGRAMS


      From time to time, the Company (or a Fund of the Company) may be included in a mutual fund program with other Prudential Mutual Funds. Under such a program, a group of portfolios will be selected and thereafter marketed collectively. Typically, these programs are created with an investment theme, e.g., to seek greater diversification, protection from interest rate movements or access to different management styles. In the event such a program is instituted, there may be a minimum investment requirement for the program as a whole. A Fund may waive or reduce the minimum initial investment requirements in connection with such a program.

      The mutual funds in the program may be purchased individually or as a part of a program. Since the allocation of portfolios included in the program may not be appropriate for all investors, investors should consult their Prudential Securities Financial Advisor or Prudential/Pruco Securities Representative concerning the appropriate blend of portfolios for them. If investors elect to purchase the individual mutual funds that constitute the program in an investment ratio different from that offered by the program, the standard minimum investment requirements for the individual mutual funds will apply.

                                 NET ASSET VALUE

      Portfolio securities of each Fund are generally valued as follows: (1) Securities for which the primary market is on an exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the average of readily available closing bid and asked prices on such day; (2) Securities that are actively traded in the OTC market, including listed securities for which the primary market is believed to be over-the-counter, are valued at the average of the most recently quoted bid and asked prices provided by a principal market maker; (3) Securities issued in private placements are valued at the mean between the bid and asked prices provided by primary market dealers or, if no primary dealers are able to provide a market value, at fair value determined by a valuation committee of Trustees (the Valuation Committee); (4) U.S. Government securities for which market quotations are available are valued at a price provided by an independent broker/dealer or pricing service; (5) Short-term debt securities, including bonds, notes, debentures and other debt securities, and money market instruments such as certificates of deposit, commercial paper, bankers' acceptances and obligations of domestic and foreign banks, with remaining maturities of more than 60 days for which reliable market quotations are readily available, are valued at current market quotations as provided by an independent broker/dealer or pricing service; (6) Short-term investments with remaining maturities of 60 days or less are valued at cost with interest accrued or discount amortized to the date of maturity, unless the Trustees determine that such valuation does not represent fair value; (7) Options on securities that are listed on an exchange are valued at the last sales price at the close of trading on such exchange or, if there was no sale on the applicable options exchange on such day, at the average of the quoted bid and asked prices as of the close of such exchange; (8) Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the average of quoted bid and asked prices as of the close of such exchange or board of trade; (9) Quotations of foreign securities in a foreign currency shall be converted to U.S. dollar equivalents at the current rate obtained from a recognized bank or dealer; (10) Forward currency exchange contracts are valued at the current cost of covering or offsetting such contracts; (11) OTC options are valued at the mean between bid and asked prices provided by a dealer, with additional prices obtained for comparison, monthly and as indicated by monitoring of the underlying securities; (12) Securities for which market quotations are not available, other than private placements, are valued at a price supplied by a pricing agent approved by the Trustees; (13) Securities for which reliable market quotations are not available or for which the pricing agent or principal market maker does not provide a valuation or provides a valuation that, in the judgment of the applicable Subadviser, does not represent fair value, are valued by the Valuation Committee on the basis of cost of the security, transactions in comparable securities, relationships among various securities and other factors determined by the Subadviser to materially affect the value of the security. The Company may engage pricing services to obtain any prices.

      Portfolio securities traded on more than one U.S. national securities exchange or foreign securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. The value of all assets and liabilities expressed in foreign currencies will be converted into U.S. dollar values at the current rate obtained from a recognized bank or dealer. If such quotations are not available, the rate of exchange will be determined in good faith by or under procedures established by the Trustees of the Company.

      Trading in securities on European and Far Eastern securities exchanges and OTC markets is normally completed well before the close of business on each business day in New York (i.e., a day on which the NYSE is open for trading). In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not business days in New York and on which the Funds' net asset values are not calculated. Such calculation does not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the regular trading on the NYSE will not be reflected in a Fund's calculation of net asset values unless, pursuant to procedures adopted by the Trustees, the Subadviser deems that the particular event would materially affect net asset value, in which case an adjustment will be made.

      The proceeds received by each Fund for each issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to such Fund and constitute the underlying assets of that Fund. The underlying assets of each Fund will be segregated on the books of account, and will be charged with the liabilities in respect to such Fund and with a share of the general liabilities of the Company. Expenses with respect to any two or more Funds are to be allocated in proportion to the net asset values of the respective Funds except where allocations of direct expenses can otherwise be fairly made.

                                      TAXES

      The following is a brief summary of some of the more important tax considerations affecting the Company, the Funds and their shareholders. No attempt is made to present a detailed explanation of all federal, state, local, and foreign income tax considerations. Neither this discussion nor the tax discussion in the Prospectuses is intended to substitute for careful individual tax planning. Accordingly, potential investors are urged to consult their own tax advisers with specific reference to their own tax situation.

TAX CONSEQUENCES TO THE FUNDS


      As a separate entity for federal tax purposes, each Fund intends to qualify or continue to qualify separately for tax treatment as a regulated investment company (RIC) under subchapter M of the Internal Revenue Code. If so qualified, each Fund will not be subject to federal income tax with respect to its net investment income and net realized capital gains, if any, that are distributed to its shareholders. In order to qualify for treatment as a RIC, each Fund will have to meet income diversification, distribution, and certain other requirements set forth in the Internal Revenue Code. If, in any year, a Fund should fail to qualify under the Internal Revenue Code for tax treatment as a RIC, the Fund would incur a regular federal corporate income tax on its taxable income, if any, for that year.

      INCOME AND DIVERSIFICATION REQUIREMENTS. The income tests require each Fund to derive (i) at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities, or foreign currencies, or other income (including gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (Income Requirement) and (ii) less than 30% of its gross income in each taxable year from the sale or other disposition of (A) stock or securities held for less than three months, (B) options, futures, or forward contracts (other than those on foreign currencies directly related to the Fund's business of investing in securities) held for less than three months, and (C) foreign currencies (or options, futures, or forward contracts on foreign currencies) held for less than three months but only if such currencies (or options, futures, or forward contracts) are not directly related to the Fund's principal business of investing in stock or securities (or options or futures with respect to stock or securities) ("Short-Short Limitation"). Each Fund also must diversify its holdings so that, at the end of each quarter of its taxable year,
(i) at least 50% of the value of the Fund's total assets is represented by cash and cash items, U.S. Government securities, securities of other RICs, and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater in value than 5% of the value of the Fund's total assets and not more than 10% of the outstanding voting securities, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other
RICs) and (d) the Fund distributes to its shareholders at least 90% of its net investment income and net short-term gains (i.e. the excess of net short-term capital gains over net long-term capital losses) in each year.


      DISTRIBUTION REQUIREMENT. Each Fund must distribute (or be deemed to have distributed) 90% or more of its investment company taxable income (generally consisting of net investment income, net short-term capital gain, and net gains from certain foreign currency transactions) for each taxable year. Each Fund also must meet certain other distribution requirements to avoid a 4% nondeductible excise tax (these requirements are collectively referred to below as the "RIC distribution requirements").

      ZERO COUPON SECURITIES AND ORIGINAL ISSUE DISCOUNT. The Funds may invest in zero coupon securities and other securities issued with original issue discount. Such securities generate current income subject to the distribution requirements without providing cash available for distribution. The Funds do not anticipate that such investments will adversely affect their ability to meet the RIC distribution requirements.

      FOREIGN INVESTMENTS. If a Fund purchases shares in certain foreign corporations called "passive foreign investment companies" (PFICs), the Fund may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a dividend by the Fund to its shareholders. Because a credit for this tax could not be passed through to shareholders, the tax effectively would reduce the Fund's economic return from its PFIC investment. Additional charges in the nature of interest may be imposed on a PFIC investor in respect of deferred taxes arising from such distributions or gains. If a Fund were to invest in a PFIC and elected to treat the PFIC as a "qualified electing fund" under the Internal Revenue Code, then in lieu of the foregoing tax and interest, the Fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the Fund, and such amounts would be subject to the RIC distribution requirements. Management of the Company will consider these potential tax consequences in evaluating whether to invest in a PFIC.

      Net investment income or capital gains earned by a Fund's investments in foreign securities may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries that entitle the Funds to a reduced rate of tax or exemption from tax on this related income and gains. It is impossible to determine the effective rate of foreign tax in advance since the amount and the countries in which the Funds' assets will be invested are not known. The Funds intend to operate so as to qualify for treaty-reduced rates of tax where applicable.


      CURRENCY FLUCTUATIONS--SECTION 988 GAINS AND LOSSES. Gains or losses attributable to fluctuations in exchange rates between the time Prudential Active Balanced Fund accrues dividends, interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities, generally will be treated as ordinary income or loss. Similarly, gains or losses on the disposition of foreign currencies or debt securities held by the Fund denominated in a foreign currency, if any, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, generally will also be treated as ordinary income or loss. These gains and losses are referred to under the Internal Revenue Code as "Section 988" gains and losses.

      Furthermore, foreign currency gains and losses attributable to certain forward contracts, futures contracts that are not "regulated futures contracts," equity options and unlisted non-equity options also will be treated as Section 988 gains and losses. (In certain circumstances, however, the Company may elect capital gain or loss treatment for such transactions.) Section 988 gains and losses will increase or decrease the amount of the Company's investment company taxable income available for distribution. The Company does not anticipate that any Section 988 gains and losses the Fund may realize will adversely affect the ability of the Fund to qualify as a RIC under the Internal Revenue Code.


      OPTION AND FUTURES TRANSACTIONS. The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward contracts, involves complex rules that will determine for income tax purposes the character and timing of recognition of the gains and losses each Fund realizes in connection therewith. Income from foreign currencies (except certain gains therefrom that may be excluded by future regulations), and income from transactions in options, futures, and forward contracts derived by a Fund with respect to its business of investing in stock, securities, or foreign currencies, will qualify as permissible income under the Income Requirement. However, income from the disposition of options and futures contracts (other than those on foreign currencies) will be subject to the Short-Short Limitation if they are held for less than three months. Income from the disposition of foreign currencies, and options, futures, and forward contracts thereon, that are not directly related to the Funds' principal business of investing in stock or securities (or options and futures with respect thereto) also will be subject to the Short-Short Limitation if they are held for less than three months.


      If a Fund satisfies certain requirements, any increase in value of a position that is part of a "designated hedge" will be offset by any decrease in value (whether realized or not) of the offsetting hedging position during the period of the hedge for purposes of determining whether the Fund satisfies the Short-Short Limitation. Thus, only the net gain (if any) from the designated hedge will be included in gross income for purposes of that limitation. Each Fund will consider whether it should seek to qualify for this treatment for its hedging transactions. To the extent a Fund does not so qualify, it may be forced to defer the closing out of certain options, futures, and forward contracts beyond the time when it otherwise would be advantageous to do so, in order for the Fund to qualify as a RIC.

      Under Section 1256 of the Internal Revenue Code, gain or loss on certain options, futures contracts, options on futures contracts (Section 1256 contracts), other than Section 1256 contracts that are part of a "mixed straddle" with respect to which a Fund has made an election not to have the following rules apply, will be treated as 60% long-term and 40% short-term capital gain or loss (blended gain or loss). In addition, Section 1256 contracts held by a Fund at the end of each taxable year will be required to be treated as sold at fair market value on the last day of such taxable year for federal income tax purposes and the resulting gain or loss will be treated as blended gain or loss and will affect the amount of distributions required to be made by a Fund in order to satisfy the RIC distribution requirements.

      Offsetting positions held by a Fund involving certain futures and options transactions may be considered to constitute "straddles" which are subject to special rules under the Internal Revenue Code. Under these rules, depending on different elections which may be made by the Company, the amount, timing and character of gain and loss realized by the Company and its shareholders may be affected.

TAX CONSEQUENCES TO SHAREHOLDERS

      Ordinarily, distributions of a RIC's investment company taxable income would be taxable to shareholders as ordinary income to the extent of the earnings and profits of the RIC. To the extent that a distribution exceeds the RIC's earnings and profits, it would be treated as a nontaxable return of capital to the extent of the shareholder's tax basis in the shares of the RIC. Distributions of net capital gain ordinarily would be taxable as long-term capital gains. The rules discussed in this paragraph generally would apply regardless of the length of time a shareholder holds the shares of the RIC.

      The Company's present intention is to offer shares of the Funds primarily to qualified retirement plans and other tax-exempt investors to whom the foregoing rules do not apply. The Funds intend to satisfy the RIC distribution requirements by distributions in the form of additional shares to its shareholders. However, shareholders may redeem their shares, including shares received as dividends or distributions, at any time for cash. Distributions are generally not taxable to the participants in the shareholder plans. Distributions from a qualified retirement plan to a participant or beneficiary are subject to special rules. Because the effect of these rules varies greatly with individual situations, potential investors are urged to consult their own tax advisers.

      TAX CONSEQUENCES TO NON-EXEMPT SHAREHOLDERS. Dividends and other distributions declared by a Fund in October, November or December of any year and payable to shareholders of record on a date in any of those months are deemed to have been paid by the Fund and received by the shareholders on December 31 of that year if the distributions are paid by the Fund during the following January. Accordingly, those distributions will be taxed to shareholders that are not tax-exempt entities for the year in which that December 31 falls.

      If shares of a Fund are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares. Non-exempt investors also should be aware that if shares are purchased shortly before the record date for a dividend or other distribution, the purchaser will receive some portion of the purchase price back as a taxable distribution.

                        PERFORMANCE AND YIELD INFORMATION

      From time to time, the Company may quote a Fund's yield or total return in advertisements or in advertisements, sales literature, reports and other communications to shareholders.

AVERAGE ANNUAL TOTAL RETURN

      A Fund's "average annual total return" is computed according to a formula prescribed by the SEC, expressed as follows:

                                 P(1+T)^n = ERV

Where:   P  = a hypothetical initial payment of $1,000.
         T  = average annual total return.
         n  = number of years.
         ERV = Ending Redeemable Value (ERV) at the end of a 1-, 5- or 10-year period (or fractional portion thereof) of a hypothetical $1,000 investment made at the beginning of a 1-, 5- or 10-year period assuming reinvestment of all dividends and distributions and the effect of the maximum annual fee for participation in the Company.


      The ERV assumes complete redemption of the hypothetical investment at the end of the measuring period. A Fund's net investment income changes in response to fluctuations in interest rates and the expenses of the Fund. The Average Annual Total Return for the year ended September 30, 1996 and for the period from commencement of each Fund's operations (November 5, 1992 for Prudential Stock Index Fund, and January 4, 1993 for Prudential Active Balanced Fund) through September 30, 1996 was: Prudential Active Balanced Fund, 9.1% and 10.1%, respectively; Prudential Stock Index Fund, 19.7% and 16.0%, respectively. These amounts are computed by assuming a hypothetical initial payment of $1,000. It was then assumed that all of the dividends and distributions paid by the Fund over the relevant time period were reinvested. It was then assumed that at the end of the time period, the entire amount was redeemed. No Class I shares of Prudential Stock Index Fund were outstanding during this period.

AGGREGATE TOTAL RETURN

      A Fund's aggregate total return represents the cumulative change in the value of an investment in the Fund for the specified period and is computed by the following formula:

                                     ERV - P
                                     -------
                                        P

Where:   P  = a hypothetical initial payment of $1,000.
         ERV = Ending Redeemable Value (ERV) at the end of a 1-, 5- or 10-year period (or fractional portion thereof) of a hypothetical $1,000 investment made at the beginning of a 1-, 5- or 10-year period assuming reinvestment of all dividends and distributions and the effect of the maximum annual fee for participation in the Company.

      The ERV assumes complete redemption of the hypothetical investment at the end of the measuring period.


      A Fund's performance will vary from time to time depending upon market conditions, the composition of its portfolio and its operating expenses. Consequently, any given performance quotation should not be considered representative of a Fund's performance for any specified period in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in the Fund with certain bank deposits or other investments that pay a fixed yield for a stated period of time. Investors comparing a Fund's performance with that of other mutual funds should give consideration to the quality and maturity of the respective investment companies' portfolio securities. The aggregate total return for the period from commencement of each Fund's operations through September 30, 1996 was:
Prudential Active Balanced Fund, 43.4 % and Prudential Stock Index Fund, 78.3%. No Class I shares of Prudential Stock Index Fund were outstanding during this period.


      From time to time, the performance of a Fund may be measured against various indices. Set forth below is a chart which compares the performance of different types of investments over the long term and the rate of inflation.(1)

                                     [CHART]

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                         Performance
                       Comparison of
                           Different
                Types of Investments
                  Over the Long Term
                    (1/1926-12/1994)

                                            Long-Term Govt.
                        Common Stocks                  Bonds          Inflation
                                10.2%                   4.8%               3.1%

----------
(1) Source: Ibbotson Associates Stocks, Bonds, Bills and Inflation--1995 Yearbook (annually updates the work of Roger G. Ibbotson and Rex A. Sinquefield). Used with permission. All rights reserved. Common stock returns are based on the Standard and Poor's 500 Stock Index, a market-weighted, unmanaged index of 500 common stock in a variety of industry sectors. It is a commonly used indicator of broad stock price movements. This chart is for illustrative purposes only and is not intended to represent the performance of any particular investment or fund. Investors cannot invest directly in an index. Past performance is not a guarantee of future results.

  CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT AND INDEPENDENT ACCOUNTANTS

      State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian for the Company's portfolio securities and cash and, in that capacity, maintains certain financial and accounting books and records pursuant to an agreement with the Company. Subcustodians provide custodial services for a Fund's foreign assets held outside the United States. See "How the Fund is Managed--Custodian and Transfer and Dividend Disbursing Agent" in the Prospectus.


      Prudential Mutual Fund Services LLC, Raritan Plaza One, Edison, New Jersey 08837 serves as the Transfer and Dividend Disbursing Agent of each Fund. PMFS is a wholly owned subsidiary of PMF. PMFS provides customary transfer agency services to the Company, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, payment of dividends and distributions and related functions. For these services, PMFS receives an annual fee per shareholder account of $9.50, a new account set-up fee for each manually established account of $2.00 and a monthly inactive zero balance account fee per shareholder account of $0.20. PMFS is also reimbursed for its out-of-pocket expenses, including, but not limited to, postage, stationery, printing, allocable communications expenses and other costs.

      Deloitte & Touche LLP, Two World Financial Center, New York, New York 10281, served as the Company's independent accountants, and in that capacity audited the annual reports of each then-existing Fund for the fiscal year ended September 30, 1996. Only two of the Funds included in the financial statements, Prudential Active Balanced Fund and Prudential Stock Index Fund, currently exist. Price Waterhouse LLP, 1177 Avenue of the Americas, New York, New York 10036, currently serves as the Company's independent accountants and in that capacity will audit the Funds' annual financial statements.

Portfolio of Investments as of        THE PRUDENTIAL INSTITUTIONAL FUND
September 30, 1996                    ACTIVE BALANCED FUND
------------------------------------------------------------
------------------------------------------------------------

Shares      Description                     Value (Note 1)
------------------------------------------------------------
LONG-TERM INVESTMENTS--79.3%
COMMON STOCKS--46.9%
------------------------------------------------------------
Aerospace/Defense--0.3%
    5,600   Boeing Co.                             $     529,200
------------------------------------------------------------
Airlines--2.1%
   16,300   AMR Corp.(a)                               1,297,887
   26,800   Delta Airlines, Inc.                       1,929,600
                                                   -------------
                                                       3,227,487
------------------------------------------------------------
Automobiles & Trucks--2.0%
   65,500   General Motors Corp.                       3,144,000
------------------------------------------------------------
Banking--4.2%
   19,500   Boatmen's Bancshares                       1,089,562
   18,400   Chase Manhattan Corp.                      1,474,300
   48,500   Fleet Financial Group, Inc.                2,158,250
  147,000   Hibernia Corp.                             1,672,125
                                                   -------------
                                                       6,394,237
------------------------------------------------------------
Business Services--1.4%
   23,000   Manpower, Inc.                               764,750
   49,000   Ryder System, Inc.                         1,451,625
                                                   -------------
                                                       2,216,375
------------------------------------------------------------
Chemicals--2.2%
   39,100   Betz Laboratories, Inc.                    2,052,750
   43,100   Dexter Corp.                               1,287,612
                                                   -------------
                                                       3,340,362
------------------------------------------------------------
Commercial Services--1.2%
   21,850   CUC International, Inc.(a)                   871,269
   18,900   York International Corp.                     914,287
                                                   -------------
                                                       1,785,556
Computer Software & Services--1.6%
   34,700   Geoworks                               $     902,200
   43,000   Macromedia, Inc.(a)                          892,250
   13,700   Symbol Technologies, Inc.(a)                 630,200
                                                   -------------
                                                       2,424,650
------------------------------------------------------------
Computers--4.0%
   29,300   Digital Equipment Corp.                    1,047,475
   24,000   Hewlett-Packard Co.                        1,170,000
   31,600   International Business Machines
              Corp.                                    3,934,200
                                                   -------------
                                                       6,151,675
------------------------------------------------------------
Drugs & Medical Supplies--1.3%
   15,500   Smithkline Beecham PLC (ADR)
              (United Kingdom)                           943,563
   35,900   Vertex Pharmaceuticals, Inc.(a)            1,059,050
                                                   -------------
                                                       2,002,613
------------------------------------------------------------
Electronics--0.3%
   35,600   International Rectifier Corp.(a)             493,950
------------------------------------------------------------
Insurance--2.3%
   23,400   CIGNA Corp.                                2,805,075
   14,700   The PMI Group, Inc.                          780,938
                                                   -------------
                                                       3,586,013
------------------------------------------------------------
Leisure--0.4%
   12,800   ITT Corp. (New)                              558,400
------------------------------------------------------------
Lodging--0.9%
   48,800   Hilton Hotels Corp.                        1,384,700

-------------------------------------------------------------------------------
See Notes to Financial Statements.

Portfolio of Investments as of        THE PRUDENTIAL INSTITUTIONAL FUND
September 30, 1996                    ACTIVE BALANCED FUND
------------------------------------------------------------
------------------------------------------------------------

Shares      Description                     Value (Note 1)
------------------------------------------------------------
Machinery--1.2%
   13,347   Harnischfeger Industries, Inc.         $     503,849
   40,500   Kennametal, Inc.                           1,392,188
                                                   -------------
                                                       1,896,037
------------------------------------------------------------
Media--7.5%
   81,700   Dow Jones & Co., Inc.                      3,022,900
   13,800   Dun & Bradstreet Corp.                       822,825
   45,000   McGraw-Hill Companies, Inc.                1,918,125
   78,300   New York Times Co.                         2,642,625
   19,500   Omnicom Group                                911,625
    9,200   Scholastic Corp.(a)                          667,000
   19,000   Tribune Co.                                1,482,000
                                                   -------------
                                                      11,467,100
------------------------------------------------------------
Mineral Resources--1.0%
   32,574   Newmont Mining Corp.                       1,539,122
------------------------------------------------------------
Miscellaneous Basic Industry--4.2%
   80,550   Avalon Properties, Inc.                    1,872,787
   16,500   Champion International Corp.                 756,938
   15,400   Mead Corp.                                   902,825
   27,000   Reynolds Metals Co.                        1,380,375
   85,300   Westinghouse Electric Corp.                1,588,712
                                                   -------------
                                                       6,501,637
------------------------------------------------------------
Office Equipment & Supplies--0.5%
   15,200   Alco Standard Corp.                          758,100
Petroleum--1.4%
   27,900   Amerada Hess Corp.                     $   1,475,213
   17,300   Unocal Corp.                                 622,800
                                                   -------------
                                                       2,098,013
------------------------------------------------------------
Petroleum Services--2.5%
   25,200   Anadarko Petroleum Corp.                   1,408,050
   79,900   Dresser Industries, Inc.                   2,377,025
                                                   -------------
                                                       3,785,075
------------------------------------------------------------
Railroads--1.1%
   22,461   Union Pacific Corp.                        1,645,268
------------------------------------------------------------
Retail--1.6%
    9,800   Harcourt General, Inc.                       541,450
  103,679   Limited, Inc.                              1,982,861
                                                   -------------
                                                       2,524,311
------------------------------------------------------------
Steel - Producers--0.6%
   30,100   USX Corp. -U.S. Steel Group                  857,850
------------------------------------------------------------
Technology--0.4%
   33,320   Chiron Corp.(a)                              633,080
------------------------------------------------------------
Telecommunications--0.7%
   41,200   MCI Communications Corp.                   1,055,750
                                                   -------------
            Total common stocks
              (cost $61,594,335)                      72,000,561
                                                   -------------

-------------------------------------------------------------------------------
                                              See Notes to Financial Statements.

THE PRUDENTIAL INSTITUTIONAL FUND
ACTIVE BALANCED FUND
Portfolio of Investments as of September 30, 1996
------------------------------------------------------------

Principal
Amount
(000)       Description                     Value (Note 1)
------------------------------------------------------------
DEBT OBLIGATIONS--32.4%
------------------------------------------------------------
U.S. Government Securities--32.4%
   $3,230   United States Treasury Bond,
            7.875%, 2/15/21                        $   3,527,774
            United States Treasury Notes,
    6,575   8.875%, 11/15/98                           6,925,316
    5,510   7.50%, 11/15/01                            5,748,473
   17,435   6.25%, 2/15/03                            17,157,086
   17,190   5.75%, 8/15/03                            16,397,713
                                                   -------------
            Total debt obligations
              (cost $49,168,316)                      49,756,362
                                                   -------------
            Total long-term investments
              (cost $110,762,651)                    121,756,923
                                                   -------------
SHORT-TERM INVESTMENT--20.3%
------------------------------------------------------------
Repurchase Agreement--20.3%
   31,159   Joint Repurchase Agreement Account,
              5.72%, 10/01/96 (Note 4)
              (cost $31,159,000)                      31,159,000
------------------------------------------------------------
Total Investments--99.6%
            (cost $141,921,651; Note 3)              152,915,923
            Other assets in excess of
              liabilities--0.4%                          672,374
                                                   -------------
            Net Assets--100%                       $ 153,588,297
                                                   -------------
                                                   -------------

---------------
(a) Non-income producing security.
ADR--American Depository Receipt.
-------------------------------------------------------------------------------
See Notes to Financial Statements.

                                           THE PRUDENTIAL INSTITUTIONAL FUND
Statement of Assets and Liabilities        ACTIVE BALANCED FUND
--------------------------------------------------------------------------------

Assets                                                                                                      September 30, 1996
Investments, at value (cost $141,921,651)..............................................................         $152,915,923
Cash...................................................................................................                  709
Receivable for investments sold........................................................................            4,101,702
Interest and dividends receivable......................................................................              786,652
Receivable for Fund shares sold........................................................................              200,595
Deferred expenses and other assets.....................................................................               20,549
                                                                                                             ------------------
    Total assets.......................................................................................          158,026,130
                                                                                                             ------------------
Liabilities
Payable for investments purchased......................................................................            4,175,455
Payable for Fund shares reacquired.....................................................................               98,648
Management fee payable.................................................................................               83,648
Accrued expenses.......................................................................................               63,447
Administration fee payable.............................................................................               16,635
                                                                                                             ------------------
    Total liabilities..................................................................................            4,437,833
                                                                                                             ------------------
Net Assets.............................................................................................         $153,588,297
                                                                                                             ------------------
                                                                                                             ------------------
Net assets were comprised of:
   Shares of beneficial interest, at par...............................................................         $     11,806
   Paid-in capital in excess of par....................................................................          130,668,621
                                                                                                             ------------------
                                                                                                                 130,680,427
   Undistributed net investment income.................................................................            3,302,693
   Accumulated net realized gain on investments........................................................            8,610,905
   Net unrealized appreciation on investments..........................................................           10,994,272
                                                                                                             ------------------
Net assets, September 30, 1996.........................................................................         $153,588,297
                                                                                                             ------------------
                                                                                                             ------------------
Shares of beneficial interest issued and outstanding...................................................           11,806,338
                                                                                                             ------------------
                                                                                                             ------------------
Net asset value per share..............................................................................               $13.01
                                                                                                             ------------------
                                                                                                             ------------------

-------------------------------------------------------------------------------
                                              See Notes to Financial Statements.

THE PRUDENTIAL INSTITUTIONAL FUND
ACTIVE BALANCED FUND
Statement of Operations
------------------------------------------------------------

                                                Year Ended
Net Investment Income                       September 30, 1996
Income
   Interest..............................      $  4,497,838
   Dividends (net of foreign withholding
      taxes of $2,577)...................         1,314,110
                                            ------------------
    Total income.........................         5,811,948
                                            ------------------
Expenses
   Management fee........................           994,182
   Administration fee....................           188,579
   Custodian's fees and expenses.........            80,000
   Registration fees.....................            40,000
   Reports to shareholders...............            34,000
   Transfer agent's fees and expenses....            32,350
   Legal fees and expenses...............            15,000
   Amortization of organization
      expenses...........................            13,249
   Audit fee and expenses................            12,500
   Trustees' fees........................            12,000
   Miscellaneous.........................             6,057
                                            ------------------
    Total expenses.......................         1,427,917
Less: Expense subsidy (Note 2)...........            (7,656)
                                            ------------------
   Net expenses..........................         1,420,261
                                            ------------------
Net investment income....................         4,391,687
                                            ------------------
Realized and Unrealized Gain on
Investment Transactions
Net realized gain on investment
   transactions..........................         9,129,045
Net change in unrealized appreciation on
   investments...........................        (1,120,181)
                                            ------------------
Net gain on investments..................         8,008,864
                                            ------------------
Net Increase in Net Assets
Resulting from Operations................      $ 12,400,551
                                            ------------------
                                            ------------------


THE PRUDENTIAL INSTITUTIONAL FUND
ACTIVE BALANCED FUND
Statement of Changes in Net Assets
------------------------------------------------------------

Increase                              Year Ended September 30,
in Net Assets                           1996            1995
Operations
   Net investment income..........  $  4,391,687    $  3,695,777
   Net realized gain on
      investment..................     9,129,045       1,585,229
   Net change in unrealized
      appreciation on
      investments.................    (1,120,181)     12,809,504
                                    ------------    ------------
   Net increase in net assets
      resulting from operations...    12,400,551      18,090,510
                                    ------------    ------------
Dividends and distributions
   Dividends to shareholders from
      net investment income.......    (3,972,955)     (2,260,245)
                                    ------------    ------------
   Distributions to shareholders
      from net realized gains.....    (1,932,789)       (272,788)
                                    ------------    ------------
Fund share transactions
   Net proceeds from shares
      sold........................    36,454,403      54,908,716
   Net asset value of shares
      issued to shareholders in
      reinvestment of dividends
      and distributions...........     5,905,744       2,533,033
   Cost of shares redeemed........   (28,618,544)    (20,823,769)
                                    ------------    ------------
   Net increase in net assets from
      Fund share transactions.....    13,741,603      36,617,980
                                    ------------    ------------
Net increase......................    20,236,410      52,175,457
Net Assets
Beginning of year.................   133,351,887      81,176,430
                                    ------------    ------------
End of year.......................  $153,588,297    $133,351,887
                                    ------------    ------------
                                    ------------    ------------

-------------------------------------------------------------------------------
See Notes to Financial Statements.

                                             THE PRUDENTIAL INSTITUTIONAL FUND
Notes to Financial Statements                ACTIVE BALANCED FUND
--------------------------------------------------------------------------------
The Prudential Institutional Fund, (the ``Company'') is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The Company was established as a Delaware business trust on May 11, 1992 and currently consists of two separate funds: Stock Index Fund and Active Balanced Fund (the ``Fund''). Prior to September 21, 1996 the Company consisted of seven separate funds, five of which were subsequently reorganized and combined with existing funds in the Prudential Mutual Funds family of funds (see
Note 6.)
The Company had no operations until July 7, 1992 when 10,000 shares of beneficial interest of the Company were sold for $100,000 to Prudential Institutional Fund Management, Inc. (``PIFM''). Investment operations of the Fund commenced on January 4, 1993. The Fund's investment objective is to achieve total returns approaching equity returns, while accepting less risk than an all-equity portfolio, through an actively-managed portfolio of equity securities, fixed income securities and money market instruments.
------------------------------------------------------------
Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund.
Securities Valuation: Securities, including options, warrants, futures contracts and options thereon, for which the primary market is on a national securities exchange, commodities exchange or board of trade and NASDAQ national market equity securities are valued at the last sale price on such exchange or board of trade on the date of valuation or, if there was no sale on such day, at the average of readily closing bid and asked prices quoted on such day.
Securities, that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, shall be valued at the average of the most recently quoted bid and asked prices provided by a principal market maker or dealer.
U.S. government securities for which market quotations are available shall be valued at a price provided by an independent broker/dealer or pricing service. Securities for which reliable market quotations are not available or for which the pricing agent or principal market maker does not provide a valuation or provides a valuation that, in the judgement of the subadviser, does not represent fair value, shall by valued at fair value as determined under procedures established by the Trustees.
In connection with transactions in repurchase agreements, it is the Fund's policy that its custodian or designated subcustodians, as the case may be under triparty repurchase agreements, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults, and the value of the collateral declines or, if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.
Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.
Dividends and Distributions: Dividends and distributions of the Fund are declared in cash and automatically reinvested in additional shares of the Fund. The Fund will declare and distribute its net investment income and net capital gains, if any, at least annually. Dividends and distributions are recorded on the ex-dividend date.
Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.
Taxes: It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders. Therefore, no federal income tax provision is required.
Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates. Deferred Organizational Expenses: Approximately $450,000 of costs were incurred in connection with the organization and initial registration of the Company and have been deferred and are being amortized ratably over the date each of the Funds' commenced investment operations.
--------------------------------------------------------------------------------

                                             THE PRUDENTIAL INSTITUTIONAL FUND
Notes to Financial Statements                ACTIVE BALANCED FUND
--------------------------------------------------------------------------------
Note 2. Agreements
The Fund has a management agreement with PIFM through October 30, 1996. Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services.
PIFM has a subadvisory agreement with Jennison Associates Capital Corp. (``Jennison'') through October 30, 1996. Jennison furnishes investment advisory services in connection with the management of the Fund. PIFM will pay for the costs and expenses attributable to the subadvisory agreements and the salaries and expenses of all personnel of the Fund except for fees and expenses of unaffiliated Trustees. The Fund will bear all other costs and expenses.
The management fee paid PIFM is computed daily and payable monthly at an annual rate of .70 of 1% of the average daily net assets of the Fund.
Effective October 31, 1996 the Fund will enter into a management agreement with Prudential Mutual Fund Management LLC (``PMF''). Pursuant to this agreement PMF will have responsibility for all investment advisory services. PMF will enter into a subadvisory agreement with Jennison. Jennison, subject to the supervision of PMF, will manage the assets of the Fund in accordance with its investment objectives and policies and in a manner consistent with the previous arrangement. PMF pays for the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund will bear all other costs and expenses.
Effective October 31, 1996 the management fee paid PMF will be computed daily and payable monthly at an annual rate of .65 of 1% of the average daily net assets of the Fund. Pursuant to the subadvisory agreement, Jennison is compensated by PMF for its services at an annual rate of .30 of 1% of the Fund's average daily net assets up to and including $300 million and .25 of 1% of the Fund's average daily net assets in excess of $300 million.
PIFM voluntarily agreed to subsidize a portion of the operating expenses of the Fund until October 30, 1996. Such expenses may be recovered by PIFM through October 30, 1996 so long as the total expense ratio does not exceed the predetermined level set forth in the Fund's prospectus of 1.00% per annum. For the year ended September 30, 1996, PIFM subsidized $7,656 of the expenses of the Fund (.005% of the average net assets of the Fund/$0.0006 per share).
The Fund has an administration agreement with PMF through October 30, 1996. The administration fee paid PMF is computed daily and payable monthly, at an annual rate of .17% of the Company's average daily net assets up to $250 million and
 .15% of the Company's average daily net assets in excess of $250 million. PMF will furnish to the Fund such services as the Fund may require in connection with the administration of the Fund's business affairs. PMF will also provide certain transfer agent services through its wholly-owned subsidiary, Prudential Mutual Fund Services, Inc. (``PMFS''). For such services, PMFS will be paid .03% of the Company's average daily net assets up to $250 million and .02% of the Company's average daily net assets in excess of $250 million from the administration fee paid to PMF. PMFS will enter into a separate transfer agency agreement directly with the Fund.
Effective October 31, 1996 Prudential Securities Incorporated (``PSI'') will become the distributor of the Fund's Class A, Class B and Class C shares. PSI will also incur the expenses of distributing the Fund's Class Z shares under the distribution agreement, none of which is reimbursed by or paid for by the Fund. Pursuant to plans of distribution (the ``Class A, B and C plans''), the Fund compensates PSI for distribution-related activities at an annual rate of up to
 .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Class A, Class B and Class C plans will be .25%, 1% and 1%, respectively, of the average daily net assets of the Fund.
PIFM, Jennison, PMF and PSI are indirect wholly-owned subsidiaries of The Prudential Insurance Company of America.
------------------------------------------------------------
Note 3. Portfolio Securities
Purchases and sales of portfolio securities, excluding short-term investments, for the year ended September 30, 1996 aggregated $65,518,520 and $59,659,372, respectively.
The cost basis of investments for federal income tax purposes is $142,086,519 As of September 30, 1996, net unrealized appreciation for federal income tax purposes was $10,829,404 (gross unrealized appreciation--$11,585,277, gross unrealized depreciation--$755,872).
--------------------------------------------------------------------------------

                                             THE PRUDENTIAL INSTITUTIONAL FUND
Notes to Financial Statements                ACTIVE BALANCED FUND
--------------------------------------------------------------------------------
Note 4. Joint Repurchase Agreement Account
The Fund, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. At September 30, 1996, the Fund had a 3.12% undivided interest in the repurchase agreements in the joint account. As of such date, each repurchase agreement in the joint account and the collateral therefore was as follows:
Bear, Stearns & Co., Inc., 5.72%, in the principal amount of $333,000,000, repurchase price $333,052,910, due 10/1/96. The value of the collateral including accrued interest was $339,757,925.
J.P. Morgan Securities, Inc., 5.70%, in the principal amount of $109,000,000, repurchase price $109,017,258, due 10/1/96. The value of the collateral including accrued interest was $111,181,257.
Goldman, Sachs & Co., Inc., 5.70%, in the principal amount of $333,000,000, repurchase price $333,052,725, due 10/1/96. The value of the collateral including accrued interest was $339,860,615.
Smith Barney, Inc., 5.75%, in the principal amount of $224,000,000, repurchase price $224,035,778, due 10/1/96. The value of the collateral including accrued interest was $228,481,010.
------------------------------------------------------------
Note 5. Capital
The Fund has authorized an unlimited number of shares of beneficial interest at $.001 par value per share. Transactions in shares of beneficial interest during the fiscal years ended September 30, 1996 and September 30, 1995 were as follows:

                                                Year ended September 30,
                                               ---------------------------
                                                  1996             1995
                                               ----------       ----------
Shares sold..................................   2,893,381        4,883,689
Shares issued in reinvestment of dividends
 and distributions...........................     483,285          242,395
Shares reacquired............................  (2,273,501)      (1,856,069)
                                               ----------       ----------
Net increase.................................   1,103,165        3,270,015
                                               ----------       ----------
                                               ----------       ----------

Of the shares outstanding at September 30, 1996, PIFM and affiliates owned 2,487,564 shares of the Fund.
Note 6. Reorganization
On May 17, 1996, the Trustees of the Company approved an Agreement and a Plan of Reorganization (the ``Plan of Reorganization'') for the Company. The Plan of Reorganization was approved by shareholders on September 6, 1996 and October 30, 1996.
Under the Plan of Reorganization, all of the assets and liabilities of the Growth Stock Fund, Balanced Fund, Income Fund and Money Market Fund (``Series'') were transferred at net asset value for equivalent value Class Z shares of Prudential Jennison Fund, Inc., Prudential Allocation Fund--Balanced Portfolio, Prudential Government Income Fund, Inc. and Prudential MoneyMart Assets, Inc., respectively. These Series then ceased operations.
International Stock Fund joined the Prudential Global Fund as separate series of a newly named Prudential World Fund. Existing shareholders became Class Z shareholders and the International Stock Fund also began offering Classes A, B and C shares.
Stock Index Fund and the Fund remained with The Prudential Institutional Fund (to be renamed the Prudential Dryden Fund) as separate funds. Existing shareholders of the Fund became Class Z shareholders and the Fund will begin offering Classes A, B and C shares. Stock Index Fund will offer a single class of shares. Effective October 31, 1996 these funds will be managed by PMF, PMFS will provide transfer agency services and PSI will act as distributor.
--------------------------------------------------------------------------------

                                            THE PRUDENTIAL INSTITUTIONAL FUND
Financial Highlights                        ACTIVE BALANCED FUND
--------------------------------------------------------------------------------

                                                                                                                January 4,
                                                                                                                  1993(a)
                                                                            Year Ended September 30,              Through
                                                                       -----------------------------------     September 30,
                                                                          1996          1995        1994           1993
                                                                       ----------     --------     -------     -------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period...............................     $  12.46      $  10.92     $ 11.05        $ 10.00
                                                                       ----------     --------     -------        -------

Income from investment operations:
Net investment income(b)...........................................          .29           .33         .24            .21
Net realized and unrealized gain (loss) on investment
   transactions....................................................          .81          1.54        (.12)           .84
                                                                       ----------     --------     -------        -------
   Total from investment operations................................         1.10          1.87         .12           1.05
                                                                       ----------     --------     -------        -------
Less distributions:
Dividends from net investment income...............................         (.37)         (.29)       (.14)            --
Distributions from net realized gains..............................         (.18)         (.04)       (.11)            --
                                                                       ----------     --------     -------        -------
   Total distributions.............................................         (.55)         (.33)       (.25)            --
                                                                       ----------     --------     -------        -------
Net asset value, end of period.....................................     $  13.01      $  12.46     $ 10.92        $ 11.05
                                                                       ----------     --------     -------        -------
                                                                       ----------     --------     -------        -------
TOTAL RETURN(d)....................................................         9.11%        17.66%       1.07%         10.50%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)....................................     $153,588      $133,352     $81,176        $38,786
Average net assets (000)...........................................     $142,026      $104,821     $58,992        $12,815
Ratios to average net assets:(b)
   Expenses........................................................         1.00%         1.00%       1.00%          1.00%(c)
   Net investment income...........................................         3.09%         3.53%       3.06%          2.68%(c)
Portfolio turnover rate............................................           51%           30%         40%            47%
Average commission rate paid per share.............................     $  .0654           N/A         N/A            N/A

---------------
(a) Commencement of investment operations.
(b) Net of expense subsidy.
(c) Annualized.
(d) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for periods of less than a full year are not annualized. Total return includes the effect of expense subsidies.
N/A--Data not required for these periods.
--------------------------------------------------------------------------------
See Notes to Financial Statements.

                                             THE PRUDENTIAL INSTITUTIONAL FUND
Report to Independent Accountants            ACTIVE BALANCED FUND
--------------------------------------------------------------------------------
The Shareholders and Board of Trustees
The Prudential Institutional Fund--Active Balanced Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of The Prudential Institutional Fund--Active Balanced Fund as of September 30, 1996, the related statements of operations for the year then ended and of changes in net assets for each of the two years in the period then ended, and the financial highlights for the three years in the period then ended and for the period January 4, 1993 (commencement of investment operations) to September 30, 1993. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of September 30, 1996 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of The Prudential Institutional Fund--Active Balanced Fund as of September 30, 1996, the results of its operations, the changes in its net assets and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP
New York, New York
November 13, 1996

Portfolio of Investments as of              THE PRUDENTIAL INSTITUTIONAL FUND
September 30, 1996                          STOCK INDEX FUND
------------------------------------------------------------
------------------------------------------------------------

Shares      Description                     Value (Note 1)
------------------------------------------------------------
LONG-TERM INVESTMENTS--94.0%
COMMON STOCKS AND EQUIVALENTS--94.0%
------------------------------------------------------------
Aerospace/Defense--2.1%
   9,400   Allied-Signal, Inc.                      $     619,225
  11,500   Boeing Co.                                   1,086,750
   2,100   General Dynamics Corp.                         144,638
   6,630   Lockheed Martin Corp.                          597,529
   7,300   McDonnell Douglas Corp.                        383,250
   1,900   Northrop Grumman Corp.                         152,475
   7,900   Raytheon Co.                                   439,437
   7,200   Rockwell International Corp.                   405,900
                                                    -------------
                                                        3,829,204
------------------------------------------------------------
Airlines--0.3%
   2,950   AMR Corp.(a)                                   234,894
   2,600   Delta Airlines, Inc.                           187,200
   4,700   Southwest Airlines Co.                         107,512
   2,300   USAir Group, Inc.(a)                            37,950
                                                    -------------
                                                          567,556
------------------------------------------------------------
Aluminum--0.4%
   7,500   Alcan Aluminum Ltd.                            225,000
   5,800   Aluminum Co. of America                        342,200
   2,150   Reynolds Metals Co.                            109,919
                                                    -------------
                                                          677,119
------------------------------------------------------------
Automobiles & Trucks--2.0%
  24,700   Chrysler Corp.                                 707,038
   1,400   Cummins Engine, Inc.                            55,125
   3,400   Dana Corp.                                     102,850
   2,000   Echlin Inc.                                     62,750
  39,300   Ford Motor Co.                               1,228,125
  25,100   General Motors Corp.                         1,204,800
   4,000   Genuine Parts Co.                              175,000
   1,400   Johnson Controls, Inc.                         105,000
   2,420   Navistar International Corp.(a)                 20,570
   1,900   Safety Kleen Corp.                              31,350
                                                    -------------
                                                        3,692,608
Banking--7.1%
  15,030   Banc One Corp.                           $     616,230
   5,100   Bank of Boston Corp.                           295,163
  12,800   Bank of New York Co., Inc.                     376,000
  12,100   BankAmerica Corp.                              993,712
   2,600   Bankers Trust NY Corp.                         204,425
   6,200   Barnett Banks, Inc.                            209,250
   5,300   Boatmen's Bancshares                           296,138
  14,408   Chase Manhattan Corp.                        1,154,441
  16,100   Citicorp                                     1,459,062
   3,800   Comerica, Inc.                                 195,700
   7,400   CoreStates Financial Corp.                     320,050
   3,400   Fifth Third Bancorp                            197,625
   4,600   First Bank System, Inc.                        307,625
  10,401   First Chicago Corp.                            470,645
   9,400   First Union Corp.                              627,450
   8,587   Fleet Financial Group, Inc.                    382,122
   1,900   Golden West Financial Corp.                    110,913
   4,600   Great Western Financial Corp.                  121,900
   3,800   H.F. Ahmanson & Co.                            106,400
   7,600   KeyCorp                                        334,400
   4,525   Mellon Bank Corp.                              268,106
   6,200   Morgan (J.P.) & Co., Inc.                      551,025
   7,400   National City Corp.                            311,725
   9,900   NationsBank Corp.                              860,062
  12,300   Norwest Corp.                                  502,762
  11,300   PNC Bank Corp.                                 377,138
   1,800   Republic New York Corp.                        124,425
   7,500   Suntrust Banks, Inc.                           307,500
   5,400   U.S. Bancorp                                   213,300
   3,227   Wells Fargo & Co.                              838,933
                                                    -------------
                                                       13,134,227
------------------------------------------------------------
Beverages--3.7%
   1,200   Adolph Coors Co.                                26,325
  16,800   Anheuser Busch Cos., Inc.                      632,100
   2,400   Brown-Forman Corp.                              93,900

--------------------------------------------------------------------------------
See Notes to Financial Statements.

Portfolio of Investments as of              THE PRUDENTIAL INSTITUTIONAL FUND
September 30, 1996                          STOCK INDEX FUND
------------------------------------------------------------
------------------------------------------------------------

Shares      Description                     Value (Note 1)
------------------------------------------------------------
Beverages (cont'd.)
  82,900   Coca-Cola Co.                            $   4,217,537
  52,100   PepsiCo, Inc.                                1,471,825
  12,300   Seagram Co., Ltd.                              459,713
                                                    -------------
                                                        6,901,400
------------------------------------------------------------
Chemicals--2.2%
   3,700   Air Products & Chemicals, Inc.                 215,525
   8,300   Dow Chemical Co.                               666,075
  18,600   du Pont (E.I.) de Nemours & Co.              1,641,450
   2,600   Eastman Chemical Co.                           151,775
   3,600   Hercules, Inc.                                 197,100
  19,400   Monsanto Co.                                   708,100
   2,300   Nalco Chemical Co.                              83,375
   2,200   Rohm & Haas Co.                                144,100
   1,700   Sigma-Aldrich                                   96,900
   4,400   Union Carbide Corp.                            200,750
                                                    -------------
                                                        4,105,150
------------------------------------------------------------
Chemical-Specialty--0.5%
   4,625   Engelhard Corp.                                106,375
   2,100   Great Lakes Chemical Corp.                     119,700
   4,900   Morton International, Inc.                     194,775
   5,100   Praxair, Inc.                                  219,300
   1,500   Raychem Corp.                                  112,500
   3,200   W.R. Grace & Co.                               166,400
                                                    -------------
                                                          919,050
------------------------------------------------------------
Commercial Services--0.3%
   8,150   CUC International, Inc.(a)                     324,981
   2,800   Deluxe Corp.                                   105,700
   1,000   Harland (John H.) Co.                           30,000
   3,300   Moore Corp. Ltd.                                60,638
                                                    -------------
                                                          521,319
------------------------------------------------------------
Computer Software & Services--4.6%
   5,700   3Com Corp. (a)                                 342,356
   1,500   AutoDesk, Inc.                                  38,813
   9,600   Automatic Data Processing, Inc.          $     418,800
   6,200   Bay Networks, Inc.(a)                          168,950
   2,500   Cabletron Systems, Inc.(a)                     170,938
   2,200   Ceridian Corp.(a)                              110,000
  21,500   Cisco Systems, Inc.(a)                       1,334,344
  12,050   Computer Associates International,
             Inc.                                         719,987
   2,450   Computer Sciences Corp.(a)                     188,344
   2,900   Dell Computer Corp. (a)                        225,475
   7,800   EMC Corp.(a)                                   176,475
   1,300   Intergraph Corp.(a)                             14,300
   6,900   Micron Technology Inc.                         210,450
  19,900   Microsoft Corp.(a)                           2,624,312
  12,700   Novell, Inc.(a)                                139,700
  21,875   Oracle Systems Corp.(a)                        931,055
   3,500   Seagate Technology, Inc.(a)                    195,562
   5,800   Silicon Graphics Inc.(a)                       128,325
   6,200   Sun Microsystems Inc.(a)                       385,175
   3,800   Tandem Computers Inc.(a)                        40,850
                                                    -------------
                                                        8,564,211
------------------------------------------------------------
Construction--0.1%
   2,800   Fluor Corp.                                    172,200
   1,300   Foster Wheeler Corp.                            56,875
   1,100   Kaufman & Broad Home Corp.                      14,300
     900   Pulte Corp.                                     23,063
                                                    -------------
                                                          266,438
------------------------------------------------------------
Consumer Goods--0.6%
     900   Centex Corp.                                    29,363
   1,200   Fleetwood Enterprises, Inc.                     36,900
   5,800   Lowes Companies, Inc.                          237,075
   5,200   Masco Corp.                                    156,000
   3,500   Maytag Corp.                                    68,250
   1,800   Owens-Corning Fiberglas Corp.(a)                66,375
   2,700   Pioneer Hi-Bred International, Inc.            163,350
   3,000   Stanley Works                                   84,375
   2,000   Tupperware Corp.                                98,000
   2,500   Whirlpool Corp.                                126,562
                                                    -------------
                                                        1,066,250

--------------------------------------------------------------------------------
                                              See Notes to Financial Statements.

Portfolio of Investments as of              THE PRUDENTIAL INSTITUTIONAL FUND
September 30, 1996                          STOCK INDEX FUND
------------------------------------------------------------
------------------------------------------------------------

Shares      Description                     Value (Note 1)
------------------------------------------------------------
Containers--0.1%
   1,200   Ball Corp.                               $      29,400
   1,700   Bemis, Inc.                                     57,588
   4,200   Crown Cork & Seal, Inc.(a)                     193,725
                                                    -------------
                                                          280,713
------------------------------------------------------------
Cosmetics & Soaps--2.3%
     900   Alberto Culver Co.                              39,038
   4,400   Avon Products, Inc.                            218,350
   1,700   Clorox Co.                                     162,988
   4,800   Colgate-Palmolive Co.                          417,000
  14,700   Gillette Co.                                 1,060,237
   3,650   International Flavors & Fragrances
             Inc.                                         159,231
  22,800   Procter & Gamble Co.                         2,223,000
                                                    -------------
                                                        4,279,844
------------------------------------------------------------
Diversified Gas--0.2%
   3,600   Coastal Corp.                                  148,500
     700   Eastern Enterprises, Inc.                       26,425
   2,400   Enserch Corp.                                   50,100
   1,700   NICOR Inc.                                      57,375
     900   Oneok Inc.                                      24,750
                                                    -------------
                                                          307,150
------------------------------------------------------------
Drugs & Medical Supplies--9.1%
  26,000   Abbott Laboratories                          1,280,500
   2,900   ALZA Corp.(a)                                   77,937
  21,100   American Home Products Corp.                 1,345,125
   8,800   Amgen, Inc.(a)                                 555,500
   1,900   Bard (C.R.), Inc.                               59,138
   1,800   Bausch & Lomb, Inc.                             66,150
   9,000   Baxter International, Inc.                     420,750
   4,200   Becton Dickinson & Co.                         185,850
   3,800   Biomet, Inc.(a)                                 62,225
   5,900   Boston Scientific Corp.(a)                     339,250
  16,650   Bristol-Myers Squibb Co.                     1,604,644
   3,357   Fresenius Medical Care AG (ADR)(a)
             (Germany)                                     78,050
  44,300   Johnson & Johnson Co.                        2,270,375
  18,200   Lilly (Eli) & Co.                            1,173,900
   8,000   Medtronic, Inc.                          $     513,000
  40,600   Merck & Co., Inc.                            2,857,225
  21,400   Pfizer, Inc.                                 1,693,275
  16,955   Pharmacia & Upjohn, Inc.                       699,394
  12,300   Schering-Plough Corp.                          756,450
   2,600   St. Jude Medical, Inc.(a)                      104,975
   2,000   United States Surgical Corp.                    85,000
   9,000   Warner Lambert Co.                             594,000
                                                    -------------
                                                       16,822,713
------------------------------------------------------------
Electronics--4.2%
   4,700   Advanced Micro Devices, Inc.(a)                 69,325
   4,400   Amdahl Corp.(a)                                 41,525
   7,284   AMP Inc.                                       282,255
   4,000   Apple Computer, Inc.                            88,750
   1,100   Data General Corp.(a)                           15,400
   5,200   Digital Equipment Corp.(a)                     185,900
   1,600   EG&G, Inc.                                      28,600
   7,400   Emerson Electric Co.                           666,925
   4,500   General Instrument Corp.(a)                    111,375
   1,300   Harris Corp.                                    84,663
  34,000   Hewlett-Packard Co.                          1,657,500
  27,400   Intel Corp.                                  2,614,987
   4,300   LSI Logic Corp.(a)                              99,975
  19,700   Motorola, Inc.                               1,017,012
   4,700   National Semiconductors Corp.(a)                94,588
   1,400   Perkin Elmer Corp.                              81,025
   2,000   Tandy Corp.                                     80,750
   1,000   Tektronix, Inc.                                 40,875
   6,300   Texas Instruments Inc.                         347,287
   1,300   Thomas & Betts Corp.                            53,300
                                                    -------------
                                                        7,662,017
------------------------------------------------------------
Financial Services--2.9%
  15,900   American Express Co.                           735,375
   1,800   Beneficial Corp.                               103,500
   3,300   Block (H&R), Inc.                               98,175
   5,458   Dean Witter Discover & Co.                     300,190
   5,900   Federal Home Loan Mortgage Corp.               577,462
  36,200   Federal National Mortgage Assn.              1,262,475

--------------------------------------------------------------------------------
See Notes to Financial Statements.

Portfolio of Investments as of              THE PRUDENTIAL INSTITUTIONAL FUND
September 30, 1996                          STOCK INDEX FUND
------------------------------------------------------------
------------------------------------------------------------

Shares      Description                     Value (Note 1)
------------------------------------------------------------
Financial Services (cont'd.)
   7,400   First Data Corp.                         $     604,025
   4,500   Green Tree Financial Corp.                     176,625
   3,200   Household International Corp.                  263,200
   7,425   MBNA Corp.                                     258,019
   5,700   Merrill Lynch & Co., Inc.                      374,062
   5,000   Morgan Stanley Group, Inc.                     248,750
   3,500   Salomon, Inc.                                  159,688
   2,250   Transamerica Corp.                             157,219
                                                    -------------
                                                        5,318,765
------------------------------------------------------------
Food & Beverage--2.6%
  18,035   Archer-Daniels-Midland Co.                     347,169
   8,300   Campbell Soup Co.                              647,400
   8,100   ConAgra, Inc.                                  398,925
   4,800   CPC International, Inc.                        359,400
   1,300   Fleming Cos., Inc.                              22,587
   5,250   General Mills, Inc.                            316,969
   2,000   Giant Foods, Inc.                               68,000
  12,200   Heinz (H.J.) Co.                               411,750
   5,200   Hershey Foods Corp.                            261,300
   7,050   Kellogg Co.                                    485,569
   4,500   Quaker Oats Co.                                164,812
   3,500   Ralston Purina Co.                             239,750
  16,100   Sara Lee Corp.                                 575,575
   6,000   Sysco Corp.                                    201,750
   3,900   Wrigley (W.M.) Junior Co.                      234,975
                                                    -------------
                                                        4,735,931
------------------------------------------------------------
Forest Products--1.5%
   1,700   Boise Cascade Corp.                             57,800
   3,100   Champion International Corp.                   142,212
   3,050   Georgia Pacific Corp.                          241,331
  10,017   International Paper Co.                        425,717
   2,900   James River Corp.                               80,113
   9,408   Kimberly Clark Corp.                           829,080
   3,600   Louisiana Pacific Corp.                         81,900
   1,700   Mead Corp.                                      99,663
     900   Potlatch Corp.                                  34,875
   3,600   Stone Container Corp.                           56,250
   1,800   Temple Inland Inc.                              94,950
   2,300   Union Camp Corp.                         $     112,413
   3,400   Westvaco Corp.                                 100,725
   6,500   Weyerhaeuser Co.                               299,812
   1,800   Willamette Industries, Inc.                    117,900
                                                    -------------
                                                        2,774,741
------------------------------------------------------------
Gas Pipelines--0.7%
   5,318   Cinergy Corp.                                  164,193
   1,800   Columbia Gas System, Inc.(a)                   100,800
   3,100   Consolidated Natural Gas Co.                   166,237
   8,400   Enron Corp.                                    342,300
   4,700   Noram Energy Corp.                              69,913
   5,000   PanEnergy Corp.                                173,125
   1,100   Peoples Energy Corp.                            37,400
   3,500   Williams Cos., Inc.                            178,500
                                                    -------------
                                                        1,232,468
------------------------------------------------------------
Hospital Management--1.0%
   3,300   Beverly Enterprises, Inc.(a)                    35,888
  14,852   Columbia Healthcare Corp.                      844,707
   1,100   Community Psychiatric Centers                   10,313
   5,500   Humana, Inc.(a)                                111,375
   2,100   Manor Care, Inc.                                80,588
   7,800   Service Corp. International                    235,950
     900   Shared Medical Systems Corp.                    51,300
   7,200   Tenet Healthcare Corp.(a)                      160,200
   6,100   United Healthcare Corp.                        253,912
                                                    -------------
                                                        1,784,233
------------------------------------------------------------
Housing Construction
   1,200   Armstrong World Industries                      74,850
------------------------------------------------------------
Insurance--3.7%
   4,900   Aetna Life & Casualty Co.                      344,838
   1,400   Alexander & Alexander Services, Inc.            23,275
  14,674   Allstate Corp.                                 722,694
   6,900   American General Corp.                         260,475
  15,612   American International Group, Inc.           1,572,909
   3,600   Aon Corp.                                      195,300
   5,800   Chubb Corp.                                    266,800

--------------------------------------------------------------------------------
                                              See Notes to Financial Statements.

Portfolio of Investments as of              THE PRUDENTIAL INSTITUTIONAL FUND
September 30, 1996                          STOCK INDEX FUND
------------------------------------------------------------
------------------------------------------------------------

Shares      Description                     Value (Note 1)
------------------------------------------------------------
Insurance (cont'd.)
   2,550   CIGNA Corp.                              $     305,681
   2,700   General Re Corp.                               382,725
   3,900   ITT Hartford Group Inc.                        230,100
   2,325   Jefferson-Pilot Corp.                          120,319
   3,400   Lincoln National Corp.                         149,175
   2,400   Marsh & McLennan Cos.                          233,100
   1,900   MGIC Investment Corp.                          128,013
   3,100   Providian Corp.                                133,300
   4,400   SAFECO Corp.                                   154,000
   2,700   St. Paul Cos, Inc.                             149,850
   2,350   Torchmark Corp.                                107,806
  15,947   Travelers, Inc.                                783,372
   2,400   UNUM Corp.                                     153,900
   4,000   USF&G Corp.                                     74,000
   1,150   USLIFE Corp.                                    34,500
   5,500   Wachovia Corp.                                 272,250
                                                    -------------
                                                        6,798,382
------------------------------------------------------------
Leisure--1.2%
   1,800   Bally Entertainment Group(a)                    51,075
   3,100   Brunswick Corp.                                 74,400
  22,492   Disney (Walt) Co.                            1,425,430
   3,500   Harrahs Entertainment Inc.(a)                   65,188
   2,800   Hasbro, Inc.                                   103,950
   3,900   ITT Corp. (New)                                170,137
   1,300   King World Productions, Inc.(a)                 47,938
   9,287   Mattel, Inc.                                   240,301
                                                    -------------
                                                        2,178,419
------------------------------------------------------------
Lodging--0.4%
   4,000   HFS Inc.(a)                                    267,500
   6,400   Hilton Hotels Corp.                            181,600
   4,200   Marriott International, Inc.(a)                231,525
                                                    -------------
                                                          680,625
------------------------------------------------------------
Machinery--1.1%
     900   Briggs & Stratton Corp.                         39,938
   2,400   Case Corp.                                     117,000
   6,400   Caterpillar Inc.                         $     482,400
   1,400   Cincinnati Milacron, Inc.                       26,425
   3,600   Cooper Industries, Inc.                        155,700
   8,700   Deere & Co.                                    365,400
   3,700   Dover Corp.                                    176,675
   2,500   Eaton Corp.                                    150,937
   1,000   Giddings & Lewis, Inc.                          11,875
   1,600   Harnischfeger Industries, Inc.                  60,400
   3,600   Ingersoll Rand Co.                             171,000
   1,302   PACCAR Inc.                                     71,284
   2,550   Parker Hannifin Corp.                          107,100
   1,950   Snap-On Inc.                                    62,644
   1,000   Timken Co.                                      39,250
                                                    -------------
                                                        2,038,028
------------------------------------------------------------
Media--1.7%
   7,750   Comcast Corp.                                  119,156
   5,100   Donnelley (R.R.) & Sons, Co.                   164,475
   3,300   Dow Jones & Co., Inc.                          122,100
   5,600   Dun & Bradstreet Corp.                         333,900
   4,650   Gannett, Inc.                                  327,244
   2,600   Interpublic Group Cos., Inc.                   122,850
   3,300   Knight-Ridder, Inc.                            122,100
   3,300   McGraw Hill, Inc.                              140,663
     900   Meredith Corp.                                  44,438
   3,100   New York Times Co.                             104,625
  13,000   Time Warner, Inc.                              502,125
   3,400   Times Mirror Co.                               151,300
   2,000   Tribune Co.                                    156,000
  15,500   U.S. West Media Group                          261,562
  12,139   Viacom Inc.(a)                                 430,934
                                                    -------------
                                                        3,103,472
------------------------------------------------------------
Mineral Resources--0.8%
   1,300   ASARCO Inc.                                     34,613
  12,000   Barrick Gold Corp. (ADR) (Canada)              301,500
   3,050   Cyprus Amax Minerals Co.                        65,575
   4,700   Echo Bay Mines, Ltd.                            41,419
   6,500   Freeport-McMoRan Copper & Gold Inc.            203,125
   4,900   Homestake Mining Co.                            71,663

--------------------------------------------------------------------------------
See Notes to Financial Statements.

Portfolio of Investments as of              THE PRUDENTIAL INSTITUTIONAL FUND
September 30, 1996                          STOCK INDEX FUND
------------------------------------------------------------
------------------------------------------------------------

Shares      Description                     Value (Note 1)
------------------------------------------------------------
Mineral Resources (cont'd.)
   5,600   INCO, Ltd.                               $     172,200
   3,298   Newmont Mining Corp.                           155,830
   2,200   Phelps-Dodge Corp.                             141,075
   7,900   Placer Dome, Inc.                              186,637
   4,140   Santa Fe Pacific Gold Corp.                     51,750
                                                    -------------
                                                        1,425,387
------------------------------------------------------------
Miscellaneous Basic Industry--4.9%
   6,100   Applied Materials, Inc.(a)                     168,512
   7,000   Browning Ferris Industries, Inc.               175,000
   1,000   Crane Co.                                       44,375
   2,200   Ecolab, Inc.                                    74,250
   1,250   FMC Corp.(a)                                    84,844
  55,000   General Electric Co.                         5,005,000
   1,600   General Signal Corp.                            70,400
   1,700   Grainger (W.W.) Inc.                           119,425
   4,000   Illinois Tool Works, Inc.                      288,500
   3,900   ITT Industries Inc.                             94,088
   3,800   Loews Corp.                                    294,025
   2,500   Mallinckrodt Group Inc.                        104,062
   1,400   Millipore Corp.                                 55,300
     250   NACCO Industries, Inc.                          11,938
   3,733   Pall Corp.                                     105,457
   6,200   PPG Industries, Inc.                           337,125
   2,800   Textron, Inc.                                  238,000
     900   Trinova Corp.                                   28,350
   2,200   TRW Inc.                                       204,600
   5,000   Tyco International Ltd.                        215,625
   4,000   United Technologies Corp.                      480,500
  13,900   Westinghouse Electric Corp.                    258,887
  16,400   WMX Technologies, Inc.                         539,150
                                                    -------------
                                                        8,997,413
------------------------------------------------------------
Miscellaneous Consumer Growth--1.9%
   2,100   Allergan, Inc.                                  80,063
   2,400   American Greetings Corp.                        68,700
   2,900   Black & Decker Corp.                           120,350
   7,800   Corning, Inc.                                  304,200
  11,400   Eastman Kodak Co.                        $     894,900
   1,500   Jostens, Inc.                                   31,313
  13,900   Minnesota Mining & Manufacturing Co.           971,262
   1,500   Polaroid Corp.                                  66,000
   4,900   Rubbermaid, Inc.                               120,050
   5,300   Unilever N.V.                                  835,412
   3,500   Whitman Corp.                                   80,938
                                                    -------------
                                                        3,573,188
------------------------------------------------------------
Office Equipment & Supplies--2.3%
   4,300   Alco Standard Corp.                            214,462
   1,700   Avery Dennison Corp.                            94,350
   9,000   Compaq Computer Corp.(a)                       577,125
   4,200   Honeywell, Inc.                                265,125
  17,800   International Business Machines Corp.        2,216,100
   4,900   Pitney Bowes, Inc.                             257,862
   5,300   Unisys Corp.(a)                                 32,463
  10,750   Xerox Corp.                                    576,469
                                                    -------------
                                                        4,233,956
------------------------------------------------------------
Petroleum--7.6%
   3,100   Amerada Hess Corp.                             163,913
  16,500   Amoco Corp.                                  1,163,250
   2,200   Ashland Oil, Inc.                               87,450
   5,350   Atlantic Richfield Co.                         682,125
   4,200   Burlington Resources Inc.                      186,375
  21,700   Chevron Corp.                                1,358,962
  41,250   Exxon Corp.                                  3,434,062
   1,600   Kerr-McGee Corp.                                97,400
   1,100   Louisiana Land & Exploration Co.                57,888
  13,100   Mobil Corp.                                  1,516,325
  10,700   Occidental Petroleum Corp.                     250,112
   1,500   Pennzoil Co.                                    79,313
   8,700   Phillips Petroleum Co.                         371,925
  17,800   Royal Dutch Petroleum Co. (ADR)
             (Netherlands)                              2,779,025
   2,900   Santa Fe Energy Resources, Inc.(a)              41,325
   2,400   Sun Co., Inc.                                   55,200
   5,700   Tenneco, Inc.                                  285,712
   8,800   Texaco Inc.                                    809,600

--------------------------------------------------------------------------------
                                             See Notes to Financial Statements.

Portfolio of Investments as of              THE PRUDENTIAL INSTITUTIONAL FUND
September 30, 1996                          STOCK INDEX FUND
------------------------------------------------------------
------------------------------------------------------------

Shares      Description                     Value (Note 1)
------------------------------------------------------------
Petroleum (cont'd.)
   8,200   Unocal Corp.                             $     295,200
   9,600   USX Marathon Corp                              207,600
   1,800   Western Atlas, Inc.(a)                         112,050
                                                    -------------
                                                       14,034,812
------------------------------------------------------------
Petroleum Services--0.8%
   4,600   Baker Hughes Inc.                              139,725
   5,900   Dresser Industries, Inc.                       175,525
   3,800   Halliburton Co.                                196,175
     900   Helmerich & Payne, Inc.                         39,263
   1,700   McDermott International, Inc.                   36,975
   3,400   Oryx Energy Co.(a)                              60,350
   2,800   Rowan Cos., Inc.(a)                             52,150
   8,100   Schlumberger, Ltd.                             684,450
   2,800   Sonat Inc.                                     123,900
                                                    -------------
                                                        1,508,513
------------------------------------------------------------
Precious Metals
   7,500   Battle Mountain Gold Co.                        58,125
------------------------------------------------------------
Railroads--1.1%
   5,065   Burlington Northern Santa Fe                   427,359
   2,600   Consolidated Rail Corp.                        188,175
   6,900   CSX Corp.                                      348,450
   4,200   Norfolk Southern Corp.                         383,775
   8,100   Union Pacific Corp.                            593,325
                                                    -------------
                                                        1,941,084
------------------------------------------------------------
Restaurants--0.7%
   4,850   Darden Restaurants Inc.                         41,831
     900   Luby's Cafeterias, Inc.                         21,600
  23,100   McDonald's Corp.                             1,094,362
   1,600   Ryan's Family Steak Houses, Inc.(a)             12,200
   1,100   Shoney's Inc.(a)                                10,038
   4,100   Wendy's International, Inc.                     88,150
                                                    -------------
                                                        1,268,181
Retail--5.0%
   8,300   Albertsons, Inc.                         $     349,637
   4,900   American Stores Co.                            196,000
   3,400   Charming Shoppes, Inc.                          20,400
   3,200   Circuit City Stores, Inc.                      115,600
   7,100   Dayton Hudson Corp.                            234,300
   3,800   Dillard Department Stores, Inc.                122,550
   7,000   Federated Department Stores, Inc.(a)           234,500
   9,600   Gap, Inc.                                      277,200
   1,200   Great Atlantic & Pacific Tea Inc.               31,050
   2,300   Harcourt General, Inc.                         127,075
  15,966   Home Depot, Inc.                               908,066
  16,300   Kmart Corp.                                    167,075
   4,100   Kroger Co.(a)                                  183,475
   8,988   Limited, Inc.                                  171,896
   2,400   Liz Claiborne, Inc.                             89,400
     600   Longs Drug Stores Corp.                         26,100
   8,300   May Department Stores Co.                      403,587
   3,500   Melville Corp.                                 154,438
   1,200   Mercantile Stores, Inc.                         64,800
   5,300   Newell Co.                                     159,000
   4,700   NIKE, Inc.                                     571,050
   2,800   Nordstrom, Inc.                                106,400
   7,500   Penney (J.C.), Inc.                            405,937
   2,100   Pep Boys - Manny, Moe & Jack                    74,813
   6,552   Price Costco, Inc.(a)                          134,316
   2,400   Reebok International, Ltd.                      83,400
   2,800   Rite-Aid Corp.                                 101,500
  13,000   Sears Roebuck & Co.                            581,750
   2,800   Sherwin Williams Co.                           129,850
   1,100   Stride Rite Corp.                                9,900
   2,400   Supervalue, Inc.                                66,000
   2,400   TJX Companies, Inc.                             86,100
   9,100   Toys 'R' Us Inc.(a)                            265,037
  76,200   Wal-Mart Stores, Inc.                        2,009,775
   8,200   Walgreen Co.                                   303,400
   5,000   Winn-Dixie Stores, Inc.                        174,375
   4,300   Woolworth Corp.                                 88,688
                                                    -------------
                                                        9,228,440

--------------------------------------------------------------------------------
See Notes to Financial Statements.

Portfolio of Investments as of              THE PRUDENTIAL INSTITUTIONAL FUND
September 30, 1996                          STOCK INDEX FUND
------------------------------------------------------------
------------------------------------------------------------

Shares      Description                     Value (Note 1)
------------------------------------------------------------
Rubber--0.2%
   2,800   Cooper Tire & Rubber                     $      60,550
   1,800   Goodrich (B.F.) Co.                             81,225
   5,200   Goodyear Tire & Rubber Co.                     239,850
                                                    -------------
                                                          381,625
------------------------------------------------------------
Steel - Producers--0.3%
   5,673   Allegheny Teldyne Inc.                         128,340
   3,800   Armco Inc.(a)                                   17,100
   3,700   Bethlehem Steel Corp.(a)                        37,000
   1,800   Inland Steel Industries, Inc.                   32,175
   2,900   Nucor Corp.                                    147,175
   2,900   USX Corp. - U.S. Steel Group                    82,650
   2,850   Worthington Industries, Inc.                    57,000
                                                    -------------
                                                          501,440
------------------------------------------------------------
Telecommunications--1.4%
   6,200   ALLTEL Corp.                                   172,825
   1,925   Andrew Corp.(a)                                 96,009
   4,000   DSC Communications Corp.(a)                    100,000
  23,100   MCI Communications Corp.                       591,937
   8,600   Northern Telecom Ltd.                          496,650
   2,400   Scientific Atlanta, Inc.                        38,100
  14,400   Sprint Corp.                                   559,800
  21,400   Tele-Communications, Inc.(a)                   319,663
   3,000   Tellabs, Inc.(a)                               211,875
                                                    -------------
                                                        2,586,859
------------------------------------------------------------
Textiles--0.2%
   2,600   Fruit of the Loom, Inc.(a)                      80,600
   1,500   National Service Industries, Inc.               52,500
   1,200   Russell Corp.                                   38,700
     700   Springs Industries, Inc.                        31,150
   2,100   VF Corp.                                       126,263
                                                    -------------
                                                          329,213
------------------------------------------------------------
Tobacco--1.6%
   5,700   American Brands Inc.                           240,825
  27,450   Philip Morris Cos., Inc.                 $   2,463,637
   6,500   UST, Inc.                                      192,563
                                                    -------------
                                                        2,897,025
------------------------------------------------------------
Trucking & Shipping--0.2%
   1,200   Caliber Systems Inc.                            19,350
   1,600   Consolidated Freightways, Inc.                  39,200
   1,900   Federal Express Corp.(a)                       150,575
  10,100   Laidlaw Inc.                                   111,100
   2,600   Ryder System, Inc.                              77,025
     800   Yellow Corp.                                    10,400
                                                    -------------
                                                          407,650
------------------------------------------------------------
Utility Communications--5.7%
  16,500   AirTouch Communications(a)                     455,813
  18,300   Ameritech Corp.                                963,037
  53,600   AT&T Corp.                                   2,800,600
  14,500   Bell Atlantic Corp.                            868,187
  33,100   BellSouth Corp.                              1,224,700
  32,200   GTE Corp.                                    1,239,700
  14,500   NYNEX Corp.                                    630,750
  14,300   Pacific Telesis Group                          480,837
  20,200   SBC Communications Inc.                        972,125
  15,900   U.S. West Communications Group                 473,025
   7,300   Unicom Corp.                                   183,413
  12,900   WorldCom Inc.(a)                               275,738
                                                    -------------
                                                       10,567,925
------------------------------------------------------------
Utilities - Electric--2.7%
   6,300   American Electric Power, Inc.                  255,937
   5,000   Baltimore Gas & Electric Co.                   130,625
   5,100   Carolina Power & Light Co.                     175,950
   6,900   Central & South West Corp.                     179,400
   7,900   Consolidated Edison Co.                        219,225
   6,000   Dominion Resources, Inc.                       226,500
   4,700   DTE Energy Co.                                 131,600
   6,800   Duke Power Co.                                 317,050
  14,800   Edison International                           264,550
   7,600   Entergy Corp.                                  205,200

--------------------------------------------------------------------------------
                                             See Notes to Financial Statements.

Portfolio of Investments as of              THE PRUDENTIAL INSTITUTIONAL FUND
September 30, 1996                          STOCK INDEX FUND
------------------------------------------------------------
------------------------------------------------------------

Shares      Description                     Value (Note 1)
------------------------------------------------------------
Utilities - Electric (cont'd.)
   6,100   FPL Group, Inc.                          $     263,825
   3,900   General Public Utilities Corp.                 119,925
   8,800   Houston Industries, Inc.                       194,700
   4,700   Niagara Mohawk Power Corp.                      37,600
   2,300   Northern States Power Co.                      107,238
   4,900   Ohio Edison Co.                                 94,938
   2,700   Pacific Enterprises                             81,675
  13,800   Pacific Gas & Electric Co.                     300,150
   9,800   Pacificorp                                     202,125
   7,300   PECO Energy Co.                                173,375
   5,200   PP & L Resources Inc.                          113,750
   8,000   Public Service Enterprise Group                214,000
  22,400   Southern Co.                                   506,800
   7,500   Texas Utilities Co.                            297,187
   3,300   Union Electric Co.                             121,687
                                                    -------------
                                                        4,935,012
                                                    -------------
           Total common stocks
             (cost $137,197,051)                      173,192,731
------------------------------------------------------------
Preferred Stock
Insurance
     367   Aetna Life & Casualty Co.
             (cost $23,902)                                26,745
                                                    -------------
           Total stocks
             (cost $137,220,953)                      173,219,476

SHORT-TERM INVESTMENTS--6.0%
------------------------------------------------------------
U.S. Government Securities--0.3%
           United States Treasury Bills,
$  100(b)  5.05%, 12/19/96                          $      98,892
     400   5.11%, 12/19/96                                395,519
                                                    -------------
           Total U.S. Government Securities
             (cost $494,411)                              494,411
------------------------------------------------------------
Repurchase Agreement--5.7%
  10,590   Joint Repurchase Agreement Account,
             5.70%, 10/01/96 (Note 4)
             (cost $10,590,000)                        10,590,000
                                                    -------------
           Total short-term investments
             (cost $11,084,411)                        11,084,411
------------------------------------------------------------
Total Investments--100.0%
           (cost $148,305,364; Note 3)                184,303,887
           Other assets in excess of liabilities           74,629
                                                    -------------
           Net Assets--100%                         $ 184,378,516
                                                    -------------
                                                    -------------

---------------
(a) Non-income producing security.
(b) Pledged as initial margin on futures contracts.
ADR--American Depository Receipt.
-------------------------------------------------------------------------------
See Notes to Financial Statements.

                                           THE PRUDENTIAL INSTITUTIONAL FUND
Statement of Assets and Liabilities        STOCK INDEX FUND
--------------------------------------------------------------------------------

Assets                                                                                                      September 30, 1996
Investments, at value (cost $148,305,364)...............................................................         $184,303,887
Cash....................................................................................................                  141
Receivable for Fund shares sold.........................................................................              987,571
Interest and dividends receivable.......................................................................              333,902
Deferred expenses and other assets......................................................................               52,660
Receivable for investments sold.........................................................................               32,681
                                                                                                              ------------------
   Total assets.........................................................................................          185,710,842
                                                                                                              ------------------
Liabilities
Payable for investments purchased.......................................................................              842,997
Payable for Fund shares reacquired......................................................................              331,310
Accrued expenses........................................................................................              114,637
Management fee payable-net..............................................................................               23,057
Administration fee payable..............................................................................               19,475
Due to broker - variation margin........................................................................                  850
                                                                                                              ------------------
   Total liabilities....................................................................................            1,332,326
                                                                                                              ------------------
Net Assets..............................................................................................         $184,378,516
                                                                                                              ------------------
                                                                                                              ------------------
Net assets were comprised of:
   Shares of beneficial interest, at par................................................................         $     11,480
   Paid-in capital in excess of par.....................................................................          144,874,735
                                                                                                              ------------------
                                                                                                                  144,886,215
   Undistributed net investment income..................................................................            2,125,171
   Accumulated net realized gain on investments.........................................................            1,352,382
   Net unrealized appreciation on investments...........................................................           36,014,748
                                                                                                              ------------------
Net assets, September 30, 1996..........................................................................         $184,378,516
                                                                                                              ------------------
                                                                                                              ------------------
Shares of beneficial interest issued and outstanding....................................................           11,480,178
                                                                                                              ------------------
                                                                                                              ------------------
Net asset value per share...............................................................................               $16.06
                                                                                                              ------------------
                                                                                                              ------------------

--------------------------------------------------------------------------------
                                             See Notes to Financial Statements.

THE PRUDENTIAL INSTITUTIONAL FUND
STOCK INDEX FUND
Statement of Operations
------------------------------------------------------------

                                                   Year Ended
Net Investment Income                          September 30, 1996
Income
   Interest.................................      $    444,547
   Dividends (net of foreign withholding
      taxes of $20,498).....................         3,154,570
                                               ------------------
      Total income..........................         3,599,117
                                               ------------------
Expenses
   Management fee...........................           570,160
   Administration fee.......................           188,037
   Custodian's fees and expenses............           170,000
   Reports to shareholders..................            50,000
   Registration fees........................            42,000
   Transfer agent's fees and expenses.......            33,752
   Legal fees and expenses..................            15,000
   Amortization of organization expenses....            13,421
   Trustees' fees...........................            12,000
   Audit fee and expenses...................            11,500
   Miscellaneous............................             5,624
                                               ------------------
      Total expenses........................         1,111,494
Less: Expense subsidy (Note 2)..............          (256,185)
                                               ------------------
      Net expenses..........................           855,309
                                               ------------------
Net investment income.......................         2,743,808
                                               ------------------
Realized and Unrealized Gain (Loss)
on Investments
Net realized gain on:
   Investment transactions..................           685,464
   Financial futures contracts..............         1,106,100
                                               ------------------
                                                     1,791,564
                                               ------------------
Net change in unrealized appreciation
   (depreciation) on:
   Investments..............................        20,470,266
   Financial futures contracts..............          (177,000)
                                               ------------------
                                                    20,293,266
                                               ------------------
Net gain on investments.....................        22,084,830
                                               ------------------
Net Increase in Net Assets
Resulting from Operations...................      $ 24,828,638
                                               ------------------
                                               ------------------


THE PRUDENTIAL INSTITUTIONAL FUND
STOCK INDEX FUND
Statement of Changes in Net Assets
------------------------------------------------------------

Increase                              Year Ended September 30,
in Net Assets                           1996            1995
Operations
   Net investment income..........  $  2,743,808    $  1,829,951
   Net realized gain on investment
      transactions................     1,791,564       4,044,854
   Net change in unrealized
      appreciation on
      investments.................    20,293,266      13,914,900
                                    ------------    ------------
   Net increase in net assets
      resulting from operations...    24,828,638      19,789,705
                                    ------------    ------------
Dividends and distributions
   Dividends to shareholders from
      net investment income.......    (2,181,628)     (1,015,394)
   Distributions to shareholders
      from net realized gains.....    (4,441,170)       (165,297)
                                    ------------    ------------
   Total dividends and
      distributions...............    (6,622,798)     (1,180,691)
                                    ------------    ------------
Fund share transactions
   Net proceeds from shares
      sold........................   113,692,034      52,960,096
   Net asset value of shares
      issued to shareholders in
      reinvestment of dividends
      and distributions...........     6,622,798       1,180,691
   Cost of shares redeemed........   (56,086,722)    (20,924,559)
                                    ------------    ------------
   Net increase in net assets from
      Fund shares transactions....    64,228,110      33,216,228
                                    ------------    ------------
Net increase......................    82,433,950      51,825,242
Net Assets
Beginning of year.................   101,944,566      50,119,324
                                    ------------    ------------
End of year.......................  $184,378,516    $101,944,566
                                    ------------    ------------
                                    ------------    ------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.

                                           THE PRUDENTIAL INSTITUTIONAL FUND
Notes to Financial Statements              STOCK INDEX FUND
--------------------------------------------------------------------------------
The Prudential Institutional Fund, (the ``Company'') is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The Company was established as a Delaware business trust on May 11, 1992 and currently consists of two separate funds: Stock Index Fund (the ``Fund'') and Active Balanced Fund. Prior to September 21, 1996 the Company consisted of seven separate funds, five of which were subsequently reorganized and combined with existing funds in the Prudential Mutual Funds family of funds (see Note 6).
The Company had no operations until July 7, 1992 when 10,000 shares of beneficial interest of the Company were sold for $100,000 to Prudential Institutional Fund Management, Inc. (``PIFM''). Investment operations of the Fund commenced on November 5, 1992. The Fund's investment objective seeks to provide investment results that correspond to the price and yield performance of Standard & Poor's 500 Composite Stock Price Index.
------------------------------------------------------------
Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund.
Securities Valuation: Securities, including options, warrants, futures contracts and options thereon, for which the primary market is on a national securities exchange, commodities exchange or board of trade and NASDAQ national market equity securities are valued at the last sale price on such exchange or board of trade on the date of valuation or, if there was no sale on such day, at the average of readily closing bid and asked prices quoted on such day.
Securities, that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, shall be valued at the average of the most recently quoted bid and asked prices provided by a principal market maker or dealer.
U.S. Government securities for which market quotations are available shall be valued at a price provided by an independent broker/dealer or pricing service. Securities for which reliable market quotations are not available or for which the pricing agent or principal market maker does not provide a valuation or provides a valuation that, in the judgement of one of the subadvisers, does not represent fair value, shall by valued at fair value as determined under procedures established by the Trustees.
In connection with transactions in repurchase agreements, it is the Fund's policy that its custodian or designated subcustodians, as the case may be under triparty repurchase agreements, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults, and the value of the collateral declines or, if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.
Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.
Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the ``initial margin.'' Subsequent payments, known as ``variation margin,'' are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the statement of operations as net realized gain (loss) on financial futures contracts.
The Fund invests in financial futures contracts in order to hedge their existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value. Under a variety of circumstances, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts and the underlying assets.
Dividends and Distributions: Dividends and distributions of the Fund are declared in cash and automatically reinvested in additional shares of the Fund. The Fund will declare and distribute its net investment income and
--------------------------------------------------------------------------------

                                           THE PRUDENTIAL INSTITUTIONAL FUND
Notes to Financial Statements              STOCK INDEX FUND
--------------------------------------------------------------------------------
net capital gains, if any, at least annually. Dividends and distributions are recorded on the ex-dividend date.
Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.
Taxes: It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders. Therefore, no federal income tax provision is required.
Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates. Deferred Organizational Expenses: Approximately $450,000 of costs were incurred in connection with the organization and initial registration of the Company and have been deferred and are being amortized ratably over the date each of the Funds' commenced investment operations.
------------------------------------------------------------
Note 2. Agreements
The Fund has a management agreement with PIFM through October 30, 1996. Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services.
PIFM has a subadvisory agreement with The Prudential Investment Corporation (``PIC'') through October 30, 1996. PIC furnishes investment advisory services in connection with the management of the Fund. PIFM will pay for the costs and expenses attributable to the subadvisory agreement and the salaries and expenses of all personnel of the Fund except for fees and expenses of unaffiliated Trustees. The Fund will bear all other costs and expenses.
The management fee paid PIFM is computed daily and payable monthly at an annual rate of .40 of 1% of the average daily net assets of the Fund.
Effective October 31, 1996 the Fund will enter a management agreement with Prudential Mutual Fund Management LLC (``PMF''). Pursuant to this agreement PMF will have responsibility for all investment advisory services. PMF will enter into a subadvisory agreement with PIC. PIC, subject to the supervision of PMF, will manage the assets of the Fund in accordance with its investment objectives and policies and in a manner consistent with the previous agreement. PMF will pay for the costs and expenses attributable to the subadvisory agreement and the salaries and expenses of all personnel of the Fund except for fees and expenses of unaffiliated Trustees.
Effective October 31, 1996 the management fee paid PMF will be computed daily and payable monthly at an annual rate of .30 of 1% of the average daily net assets of the Fund.
PIFM voluntarily agreed to subsidize a portion of the operating expenses of the Fund until October 30, 1996. Such expenses may be recovered by PIFM through October 30, 1996 so long as the total expense ratio does not exceed the predetermined level set forth in the Fund's prospectus of .60% per annum. For the year ended September 30, 1996, PIFM subsidized $256,185 of the expenses of the Fund (.18% of the average net assets of the Fund/$.022 per share).
The Fund has an administration agreement with PMF through October 30, 1996. The administration fee paid PMF will be computed daily and payable monthly, at an annual rate of .17% of the Company's average daily net assets up to $250 million and .15% of the Company's average daily net assets in excess of $250 million. PMF will furnish to the Fund such services as the Fund may require in connection with the administration of the Fund's business affairs. PMF will also provide certain transfer agent services through its wholly-owned subsidiary, Prudential Mutual Fund Services, Inc. (``PMFS''). For such services, PMFS will be paid .03% of the Company's daily net assets up to $250 million and .02% of the Company's average daily net assets in excess of $250 million from the administration fee paid to PMF. Upon termination of the administration agreement, PMFS will enter into a separate transfer agency agreement directly with the Fund.
Effective October 31, 1996 Prudential Securities Incorporated (``PSI'') will become the distributor of the Fund's shares. Under the distribution agreement, PSI will incur the expenses of distributing the Fund's shares, none of which is reimbursed by or paid for by the Fund.
PIFM, PIC, PMF and PSI are indirect wholly-owned subsidiaries of the Prudential Insurance Company of America.
------------------------------------------------------------
Note 3. Portfolio Securities
Purchases and sales of portfolio securities, excluding short-term investments, for the year ended September 30, 1996 aggregated $71,134,529 and $2,335,704, respectively.
--------------------------------------------------------------------------------

                                            THE PRUDENTIAL INSTITUTIONAL FUND
Notes to Financial Statements               STOCK INDEX FUND
--------------------------------------------------------------------------------
On September 30, 1996, the Stock Index Fund purchased 16 financial futures contracts on the S&P 500 Index expiring December, 1996. The cost of such contracts was $10,700,475. The value of such contracts on September 30, 1996 was $10,716,700, thereby resulting in an unrealized gain of $16,225.
The cost basis of investments for federal income tax purposes is substantially the same as for financial reporting purposes and, accordingly, as of September 30, 1996, net unrealized appreciation for federal income tax purposes was $35,953,398 (gross unrealized appreciation--$38,097,945 gross unrealized depreciation--$2,144,547).
------------------------------------------------------------
Note 4. Joint Repurchase Agreement Account
The Fund, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. At September 30, 1996, the Fund had a 1.06% undivided interest in the repurchase agreements in the joint account. The undivided interest represented $10,590,000 in principal amount. As of such date, each repurchase agreement in the joint account and the collateral therefor was as follows:
Bear, Stearns & Co., Inc., 5.72%, in the principal amount of $333,000,000, repurchase price $333,052,910, due 10/1/96. The value of the collateral including accrued interest was $339,757,925.
J.P. Morgan Securities, Inc., 5.70%, in the principal amount of $109,000,000, repurchase price $109,017,258, due 10/1/96. The value of the collateral including accrued interest was $111,181,257.
Goldman, Sachs & Co., Inc., 5.70%, in the principal amount of $333,000,000, repurchase price $333,052,725, due 10/1/96. The value of the collateral including accrued interest was $339,860,615.
Smith Barney, Inc., 5.75%, in the principal amount of $224,000,000, repurchase price $224,035,778, due 10/1/96. The value of the collateral including accrued interest was $228,481,010.
------------------------------------------------------------
Note 5. Capital
The Fund has authorized an unlimited number of shares of beneficial interest at $.001 par value per share. Transactions in shares of beneficial interest during the fiscal years ended September 30, 1996 and September 30, 1995 were as follows:

                                                Year ended September 30,
                                               ---------------------------
                                                  1996             1995
                                               ----------       ----------
Shares sold..................................   7,589,233        4,340,797
Shares issued in reinvestment of dividends
 and
 distributions...............................     467,712          107,238
Shares reacquired............................  (3,745,568)      (1,725,892)
                                               ----------       ----------
Net increase.................................   4,311,377        2,722,143
                                               ----------       ----------
                                               ----------       ----------

Of the shares outstanding at September 30, 1996, PIFM and affiliates owned 5,017,951 shares of the Fund.
------------------------------------------------------------
Note 6. Reorganization
On May 17, 1996, the Trustees of the Company approved an Agreement and a Plan of Reorganization (the ``Plan of Reorganization'') for the Company. The Plan of Reorganization was approved by shareholders on September 6, 1996 and October 31, 1996.
Under the Plan of Reorganization, all of the assets and liabilities of the Growth Stock Fund, Balanced Fund, Income Fund and Money Market Fund (``Series'') were transferred at net asset value for equivalent value Class Z shares of Prudential Jennison Fund, Inc., Prudential Allocation Fund--Balanced Portfolio, Prudential Government Income Fund, Inc. and Prudential MoneyMart Assets, Inc., respectively. These Series then ceased operations.
International Stock Fund joined the Prudential Global Fund as separate series of a newly named Prudential World Fund. Existing shareholders became Class Z shareholders and the International Stock Fund also began offering Classes A, B and C shares.
Active Balanced Fund and the Fund remained with The Prudential Institutional Fund (to be renamed the Prudential Dryden Fund) as separate funds. Existing shareholders of the Active Balanced Fund became Class Z shareholders and Active Balanced Fund will begin offering Classes A, B and C shares. The Fund will offer a single class of shares. Effective October 31, 1996 these funds will be managed by PMF, PMFS will provide transfer agency services and PSI will act as distributor.
--------------------------------------------------------------------------------

                                              THE PRUDENTIAL INSTITUTIONAL FUND
Financial Highlights                          STOCK INDEX FUND
--------------------------------------------------------------------------------

                                                                                                November 5,
                                                                                                  1992(a)
                                                             Year Ended September 30,             Through
                                                         ---------------------------------     September 30,
                                                           1996         1995        1994           1993
                                                         --------     --------     -------     -------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..................   $  14.22     $  11.27     $ 11.12       $   10.00
                                                         --------     --------     -------     -------------
Income from investment operations:
Net investment income (b).............................        .25          .23         .26             .23
Net realized and unrealized gain on investment
   transactions.......................................       2.44         2.97         .11             .94
                                                         --------     --------     -------     -------------
  Total from investment operations....................       2.69         3.20         .37            1.17
                                                         --------     --------     -------     -------------
Less distributions:
Dividends from net investment income..................       (.28)        (.22)       (.18)           (.05)
Distributions from net realized gains.................       (.57)        (.03)       (.04)             --
                                                         --------     --------     -------     -------------
  Total distributions.................................       (.85)        (.25)       (.22)           (.05)
                                                         --------     --------     -------     -------------
Net asset value, end of period........................   $  16.06     $  14.22     $ 11.27       $   11.12
                                                         --------     --------     -------     -------------
                                                         --------     --------     -------     -------------
TOTAL RETURN(d).......................................      19.72%       29.02%       3.33%          11.73%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000).......................   $184,379     $101,945     $50,119       $  27,142
Average net assets (000)..............................   $142,540     $ 71,711     $38,098       $  18,807
Ratios to average net assets: (b)
  Expenses............................................        .60%         .60%        .60%            .60%(c)
  Net investment income...............................       1.92%        2.55%       2.34%           2.41%(c)
Portfolio turnover rate...............................          2%          11%          2%              1%
Average commission rate paid per share................   $ 0.0250          N/A         N/A             N/A

---------------

 (a) Commencement of investment operations.
 (b) Net of expense subsidy.
 (c) Annualized.
 (d) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for periods of less than a full year are not annualized. Total return includes the effect of expense subsidies.
N/A--Data not required for these periods.

--------------------------------------------------------------------------------
See Notes to Financial Statements.

                                            THE PRUDENTIAL INSTITUTIONAL FUND
Report of Independent Accountants           STOCK INDEX FUND
--------------------------------------------------------------------------------
The Shareholders and Board of Trustees
The Prudential Institutional Fund--Stock Index Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of The Prudential Institutional Fund--Stock Index Fund as of September 30, 1996, the related statements of operations for the year then ended and of changes in net assets for each of the two years in the period then ended, and the financial highlights for the three years in the period then ended and for the period November 5, 1992 (commencement of investment operations) to September 30, 1993. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of September 30, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of The Prudential Institutional Fund--Stock Index Fund as of September 30, 1996, the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


DELOITTE & TOUCHE LLP
New York, New York
November 13, 1996

--------------------------------------------------------------------------------
                                    APPENDIX
--------------------------------------------------------------------------------

                 S&P RATINGS, MOODY'S AND DUFF & PHELPS RATINGS


S&P RATINGS CORPORATE BOND RATINGS:



      AAA-Bonds rated AAA have the highest rating assigned by S&P Ratings to a debt obligation. Capacity to pay interest and repay principal is extremely strong.


      AA-Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

      A-Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

      BBB-Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

      BB, B, CCC, CC, C-Bonds rated BB, B, CCC, CC, or C are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

MOODY'S CORPORATE BOND RATINGS:

      Aaa-Bonds rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of these issues.

      Aa-Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be a greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

      A-Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

      Baa-Bonds rate Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

      Ba-Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well-safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

      B-Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

      Caa-Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

      Ca-Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other market shortcomings.

      C-Bonds rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

      Moody's applies the numerical modifiers 1, 2 and 3 in the Aa and A rating categories. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DUFF & PHELPS BOND RATINGS:

      AAA-Bonds rated AAA by Duff & Phelps are considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

      AA+, AA, AA-Bonds rated AA, AA or AA- are considered to be of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

      A+, A, A-Bonds rated A+, A or A- have protection factors which are average but adequate; however, risk factors are more variable and greater in periods of economic stress.

      BBB+, BBB, BBB-Bonds rated BBB, BBB or BBB- have below average protection factors but are still considered sufficient for prudent investment. These bonds demonstrate considerable variability in risk during economic cycles.

      BB+, BB, BB-Bonds rated BB+, BB or BB- are below investment grade but are still deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

      B+, B B-Bonds rated B+, B or B- are below investment grade and possess the risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

      CCC-Bonds rated CCC are well below investment grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

      DD-Bonds rated DD are defaulted debt obligations. The issuer failed to meet scheduled principal and/or interest payments.

S&P COMMERCIAL PAPER RATINGS:

      Commercial paper rate A-1 by S&P Ratings indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is strong, but the relative degree of safety is not as high as for issues designated A-1.

MOODY'S COMMERCIAL PAPER RATINGS:

      The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. Issuers rated prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1 but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

DUFF & PHELPS COMMERCIAL PAPER RATINGS:

      Duff & Phelps commercial paper ratings are divided into three categories, ranging from "1" for the highest quality obligations to "3" for the lowest. No ratings are issued for companies whose paper is not deemed investment grade. Issues assigned the Duff 1 rating are considered top grade. This category is further divided into three gradations as follows: Duff 1 plus--highest certainty of timely payment, short-term liquidity, including internal operating factors and/or ready access to alternative sources of funds, is clearly outstanding and safety is just below risk-free U.S. Treasury short-term obligations; Duff 1--very high certainty or timely payment liquidity factor are excellent and supported by strong fundamental protection factors, risk factors are minor; Duff 1 minus-high certainty of timely payment, liquidity factors are strong and supported by good fundamental protection factors, risk factors are very small. Issues rated Duff 2 represent a good certainty of timely payment; liquidity factors and company fundamentals are sound; although ongoing internal funds needs may enlarge total financing requirements, access to capital markets is good; risk factors are small. Duff 3 represents a satisfactory grade; satisfactory liquidity and other protection factors qualify issue as to investment grade; risk factors are larger and subject to more variation; nevertheless timely payment is expected.

                     APPENDIX I--HISTORICAL PERFORMANCE DATA

      The historical performance data contained in this Appendix relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. The information has not been independently verified by the Manager.

      This chart shows the long-term performance of various asset classes and the rate of inflation.

               EACH INVESTMENT PROVIDES A DIFFERENT OPPORTUNITY.

                                    [CHART]

                           VALUE OF $1.00 INVESTED ON
                            1/1/26 THROUGH 12/31/96
             Small Stocks                                  $4,495.99
             Common Stock                                  $1,370.95
             Long-Term Bonds                               $   33.73
             Treasury Bills                                $   13.54
             Inflation                                     $    8.87



Source: Prudential Investment Corporation based on data from Ibbotson Associates' EnCORR Software, Chicago, Illinois. Used with permission. This chart is for illustrative purposes only and is not indicative of the past, present, or future performance of any portfolio.


Generally, stock returns are due to capital appreciation and reinvesting any gains. Bond returns are due mainly to reinvesting interest. Also, stock prices are usually more volatile than bond prices over the long-term.


Small stock returns for 1926-1989 are those of stocks comprising the 5th quintile of the New York Stock Exchange. Thereafter, returns are those of the Dimensional Fund Advisors (DFA) Small Company Fund. Common stock returns are based on the S&P Composite Index, a market-weighted, unmanaged index of 500 stocks (currently) in a variety of industries. It is often used as a broad measure of stock market performance.


Long-term government bond returns measured using a constant one-bond portfolio with a maturity of roughly 20 years. Treasury bill returns are for a one-month bill. Treasuries are guaranteed by the government as to the timely payment of principal and interest; equities are not. Inflation is measured by the consumer price index (CPI).

      Set forth below is historical performance data relating to various sectors of the fixed-income securities markets. The chart shows the historical total returns of U.S. Treasury bonds, U.S. mortgage securities, U.S. corporate bonds, U.S. high yield bonds and world government bonds on an annual basis from 1987 through 1995. The total returns of the indices include accrued interest, plus the price changes (gains or losses) of the underlying securities during the period mentioned. The data is provided to illustrate the varying historical total returns and investors should not consider this performance data as an indication of the future performance of the Funds or of any sector in which the Funds invest.

      All information relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. Such information has not been verified. The figures do not reflect the operating expenses and fees of a mutual fund. See "Fund Expenses" in each Fund's Prospectus. The net effect of the deduction of the operating expenses of a mutual fund on these historical total returns, including the compounded effect over time, could be substantial.


           HISTORICAL TOTAL RETURNS OF DIFFERENT BOND MARKET SECTORS

                               '87        '88         '89        '90         '91        '92        '93          '94          '95
U.S. GOVERNMENT
TREASURY
BONDS(1)                       2.0%       7.0%       14.4%       8.5%       15.3%       7.2%       10.7%       (3.4)%       18.4%
U.S. GOVERNMENT
MORTGAGE
SECURITIES(2)                  4.3%       8.7%       15.4%      10.7%       15.7%       7.0%        6.8%       (1.6)%       16.8%
U.S. INVESTMENT GRADE
CORPORATE
BONDS(3)                       2.6%       9.2%       14.1%       7.1%       18.5%       8.7%       12.2%       (3.9)%       22.3%
U.S.
HIGH YIELD
CORPORATE
BONDS(4)                       5.0%      12.5%        0.8%      (9.6)%      46.2%      15.8%       17.1%       (1.0)%       19.2%
WORLD
GOVERNMENT
BONDS(5)                      35.2%       2.3%       (3.4)%     15.3%       16.2%       4.8%       15.1%        6.0%        19.6%
DIFFERENCE BETWEEN HIGHEST
AND LOWEST RETURN PERCENT     33.2       10.2        18.8       24.9        30.9       11.0        10.3         9.9          5.5

(1) LEHMAN BROTHERS TREASURY BOND INDEX is an unmanaged index made up of over 150 public issues of the U.S. Treasury having maturities of at least one year.

(2) LEHMAN BROTHERS MORTGAGE-BACKED SECURITIES INDEX is an unmanaged index that includes over 600 15- and 30-year fixed-rate mortgage-backed securities of the Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA), and the Federal Home Loan Mortgage Corporation (FHLMC).

(3) LEHMAN BROTHERS CORPORATE BOND INDEX includes over 3,000 public fixed-rate, nonconvertible investment-grade bonds. All bonds are U.S. dollar-denominated issues and include debt issued or guaranteed by foreign sovereign governments, municipalities, governmental agencies or international agencies. All bonds in the index have maturities of at least one year.

(4) LEHMAN BROTHERS HIGH YIELD BOND INDEX is an unmanaged index comprising over 750 public, fixed-rate, nonconvertible bonds that are rated Ba1 or lower by Moody's Investors Service (or rated BB+ or lower by Standard & Poor's or Fitch Investors Service). All bonds in the index have maturities of at least one year.

(5) SALOMON BROTHERS WORLD GOVERNMENT INDEX (NON U.S.) includes over 800 bonds issued by various foreign governments or agencies, excluding those in the U.S., but including those in Japan, Germany, France, the U.K., Canada, Italy, Australia, Belgium, Denmark, the Netherlands, Spain, Sweden, and Austria. All bonds in the index have maturities of at least one year.

This chart illustrates the performance of major world stock markets for the period from 1986 through 1995. It does not represent the performance of any Prudential Mutual Fund.


AVERAGE ANNUAL TOTAL RETURNS OF MAJOR WORLD STOCK MARKETS (1986-1995) (IN U.S. DOLLARS)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Hong Kong        23.8%
Belgium          20.7%
Sweden           19.4%
Netherland       19.3%
Spain            17.9%
Switzerland      17.1%
France           15.3%
U.K.             15.0%
U.S.             14.8%
Japan            12.8%
Austria          10.9%
Germany          10.7%

Source: Morgan Stanley Capital International (MSCI) Used with permission. Morgan Stanley Country indices are unmanaged indices which include those stocks making up the largest two-thirds of each country's total stock market capitalization. Returns reflect the reinvestment of all distributions. This chart is for illustrative purposes only and is not indicative of the past, present or future performance of any specific investment. Investors cannot invest directly in stock indices.

This chart shows the growth of a hypothetical $10,000 investment made in the stocks representing the S&P 500 stock index with and without reinvested dividends.


                                    [CHART]
                                   1969-1995
           Capital Appreciation and Reinvesting Dividends -- $186,208
                      Capital Appreciation Only -- $66,913



Source: Stocks, Bonds, Bills and Inflation 1996 Yearbook, Ibbotson Associates, Chicago (annually updates work by Roger G. Ibbotson and Rex A. Sinquefield). Used with permission. All rights reserved. This chart is used for illustrative purposes only and is not intended to represent the past, present or future performance of any Prudential Mutual Fund. Common stock total return is based on the Standard & Poor's 500 Stock Index, a market-value-weighted index made up of 500 of the largest stocks in the U.S. based upon their stock market value. Investors cannot invest directly in indices.



                  WORLD STOCK MARKET CAPITALIZATION BY REGION
                           WORLD TOTAL: $9.2 TRILLION

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

U.S.             40.8%
Pacific
Basin            28.7%
Europe           28.3%
Canada            2.2%


Source: Morgan Stanley Capital International, December 1995. Used with permission. This chart represents the capitalization of major world stock markets as measured by the Morgan Stanley Capital International (MSCI) World Index. The total market capitalization is based on the value of 1579 companies in 22 countries (representing approximately 60% of the aggregate market value of the stock exchanges). This chart is for illustrative purposes only and does not represent the allocation of any Prudential Mutual Fund.

      This chart below shows the historical volatility of general interest rates as measured by the long U.S. Treasury Bond.

              LONG U.S. TREASURY BOND YIELD IN PERCENT (1926-1995)


                                    (CHART)


----------
Source: Stocks, Bonds, Bills, and Inflation 1996 Yearbook, Ibbotson Associates, Chicago (annually updates work by Roger G. Ibbotson and Rex A. Sinquefield). Used with permission. All rights reserved. The chart illustrates the historical yield of the long-term U.S. Treasury Bond from 1926-1995. Yields represent that of an annually renewed one-bond portfolio with a remaining maturity of approximately 20 years. This chart is for illustrative purposes and should not be construed to represent the yields of any Prudential Mutual Fund.


      The following chart, although not relevant to share ownership in the Funds, may provide useful information about the effects of a hypothetical investment diversified over different asset portfolios. The chart shows the range of annual total returns for major stock and bond indices for the period from December 31, 1975 through December 31, 1995. The horizontal "Best Returns Zone" band shows that a hypothetical blended portfolio constructed of one-third U.S. stocks (S&P 500), one-third foreign stocks (EAFE Index), and one-third U.S. bonds (Lehman Index) would have eliminated the "highest highs" and "lowest lows" of any single asset class.



EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

              THE RANGE OF ANNUAL TOTAL RETURNS FOR MAJOR STOCK &
                      BOND INDICES OVER THE PAST 20 YEARS
                              (12/31/75-12/31/95)*

                                  S&P 500        EAFE           Lehman Aggregate
                                    37.6%        69.9%          32.6%
                                    -7.2%       -23.2%          -2.9%
Best Returns Zone
With a Diversified Blend
1/3 S&P 500 Index
1/3 EAFE Index
1/3 Lehman Aggregate Index


----------
*Source: Prudential Investment Corporation based on data from Lipper Analytical New Application (LANA). Past performance is not indicative of future results. The S&P 500 Index is a weighted, unmanaged index comprised of 500 stocks which provides a broad indication of stock price movements. The Morgan Stanley EAFE Index is an unmanaged index comprised of 20 overseas stock markets in Europe, Australia, New Zealand and the Far East. The Lehman Aggregate Index includes all publicly-issued investment grade debt with maturities over one year, including U.S. government and agency issues, 15 and 30 year fixed-rate government agency mortgage securities, dollar denominated SEC registered corporate and government securities, as well as asset-backed securities. Investors cannot invest directly in stock or bond market indices.

                   APPENDIX II--GENERAL INVESTMENT INFORMATION

      The following terms are used in mutual fund investing.

ASSET ALLOCATION

      Asset allocation is a technique for reducing risk, providing balance. Asset allocation among different types of securities within an overall investment portfolio helps to reduce risk and to potentially provide stable returns, while enabling investors to work toward their financial goal(s). Asset allocation is also a strategy to gain exposure to better performing asset classes while maintaining investment in other asset classes.

DIVERSIFICATION

      Diversification is a time-honored technique for reducing risk, providing "balance" to an overall portfolio and potentially achieving more stable returns. Owning a portfolio of securities mitigates the individual risks (and returns) of any one security. Additionally, diversification among types of securities reduces the risks and (general returns) of any one type of security.

DURATION

      Debt securities have varying levels of sensitivity to interest rates. As interest rates fluctuate, the value of a bond (or a bond portfolio) will increase or decrease. Longer term bonds are generally more sensitive to changes in interest rates. When interest rates fall, bond prices generally rise. Conversely, when interest rates rise, bond prices generally fall.

      Duration is an approximation of the price sensitivity of a bond (or a bond portfolio) to interest rate changes. It measures the weighted average maturity of a bond's (or a bond portfolio's) cash flows, i.e., principal and interest rate payments. Duration is expressed as a measure of time in years--the longer the duration of a bond (or a bond portfolio), the greater the impact of interest rate changes on the bond's (or the bond portfolio's) price. Duration differs from effective maturity in that duration takes into account call provisions, coupon rates and other factors. Duration measures interest rate risk only and not other risks, such as credit risk and, in the case of non-U.S. dollar denominated securities, currency risk. Effective maturity measures the final maturity dates of a bond (or a bond portfolio).

MARKET TIMING

      Market timing--buying securities when prices are low and selling them when prices are relatively higher--may not work for many investors because it is impossible to predict with certainty how the price of a security will fluctuate. However, owning a security for a long period of time may help investors offset short-term price volatility and realize positive returns.

POWER OF COMPOUNDING

      Over time, the compounding of returns can significantly impact investment returns. Compounding is the effect of continuous investment on long-term investment results, by which the proceeds of capital appreciation (and income distributions, if elected) are reinvested to contribute to the overall growth of assets. The long-term investment results of compounding may be greater than that of an equivalent initial investment in which the proceeds of capital appreciation and income distributions are taken in cash.

              APPENDIX III--INFORMATION RELATING TO THE PRUDENTIAL

      Set forth below is information relating to The Prudential Insurance Company of America (Prudential) and its subsidiaries as well as information relating to the Prudential Mutual Funds. See "Management of the Fund--Manager" in the Prospectus. The data will be used in sales materials relating to the Prudential Mutual Funds. Unless otherwise indicated, the information is as of December 31, 1995 and is subject to change thereafter. All information relies on data provided by The Prudential Investment Corporation (PIC) or from other sources believed by the Manager to be reliable. Such information has not been verified by the Fund.

INFORMATION ABOUT PRUDENTIAL

      The Manager and PIC(1) are subsidiaries of Prudential, which is one of the largest diversified financial services institutions in the world and, based on total assets, the largest insurance company in North America as of December 31, 1995. Its primary business is to offer a full range of products and services in three areas: insurance, investments and home ownership for individuals and families; health-care management and other benefit programs for employees of companies and members of groups; and asset management for institutional clients and their associates. Prudential (together with its subsidiaries) employs more than 92,000 persons worldwide, and maintains a sales force of approximately 13,000 agents and 5,600 financial advisors. Prudential is a major issuer of annuities, including variable annuities. Prudential seeks to develop innovative products and services to meet consumer needs in each of its business areas. Prudential uses the Rock of Gibraltar as its symbol. The Prudential rock is a recognized brand name throughout the world.


      Insurance. Prudential has been engaged in the insurance business since 1875. It insures or provides financial services to more than 50 million people worldwide--one of every five people in the United States. Long one of the largest issuers of individual life insurance, the Prudential has 19 million life insurance policies in force today with a face value of $1 trillion. Prudential has the largest capital base ($11.4 billion) of any life insurance company in the United States. Prudential provides auto insurance for more than 1.7 million cars and insures more than 1.4 million homes.

      Money Management. Prudential is one of the largest pension fund managers in the country, providing pension services to 1 in 3 Fortune 500 firms. It manages $36 billion of individual retirement plan assets, such as 401(k) plans. In July 1996, Institutional Investor ranked Prudential the fifth largest institutional money manager of the 300 largest money management organizations in the United States as of December 31, 1995. As of December 31, 1995, Prudential had more than $314 billion in assets under management. Prudential Investments, a business group of Prudential, (of which Prudential Mutual Funds is a key part) manages over $190 billion in assets of institutions and individuals.

      Real Estate. The Prudential Real Estate Affiliates, the fourth largest real estate brokerage network in the United States, has more than 34,000 brokers and agents and more than 1,100 offices in the United States.(2)

      Healthcare. Over two decades ago, Prudential introduced the first federally-funded, for-profit HMO in the country. Today, almost 5 million Americans receive healthcare from a Prudential managed care membership.

      Financial Services. The Prudential Bank, a wholly-owned subsidiary of Prudential, has nearly $3 billion in assets and serves nearly 1.5 million customers across 50 states.


INFORMATION ABOUT THE PRUDENTIAL MUTUAL FUNDS


      Prudential Mutual Fund Management is the fifteenth largest mutual fund company in the country, with over 2.5 million shareholders invested in more than 50 mutual fund portfolios and variable annuities with more than 3.7 million shareholder accounts.


      The Prudential Mutual Funds have over 30 portfolio managers who manage over $55 billion in mutual fund and variable annuity assets. Some of Prudential's portfolio managers have over 20 years of experience managing investment portfolios.

      From time to time, there may be media coverage of portfolio managers and other investment professionals associated with the Manager and the Subadviser in national and regional publications, on television and in other media. Additionally, individual mutual fund portfolios are frequently cited in surveys conducted by national and regional publications and media organizations such as The Wall Street Journal, The New York Times, Barron's and USA Today.

----------

(1) Prudential Investments, a business group of PIC, serves as the Subadviser to substantially all of the Prudential Mutual Funds. Wellington Management Company serves as the subadviser to Global Utility Fund, Inc., Nicholas-Applegate Capital Management as subadviser to Nicholas-Applegate Fund, Inc., Jennison Associates Capital Corp. as the subadviser to Prudential Jennison Series Fund, Inc. and Prudential Active Balanced Fund, a portfolio of Prudential Dryden Fund, Mercator Asset Management LP, as the subadviser to International Stock Series, a portfolio of Prudential World Fund, Inc., and BlackRock Financial Management, Inc. as subadviser to The BlackRock Government Income Trust. There are multiple subadvisers for The Target Portfolio Trust.


(2)   As of December 31, 1994.


                                     III-1

      Equity Funds. Forbes magazine listed Prudential Equity Fund among twenty mutual funds on its Honor Roll in its mutual fund issue of August 28, 1995. Honorees are chosen annually among mutual funds (excluding sector funds) which are open to new investors and have had the same management for at least five years. Forbes considers, among other criteria, the total return of a mutual fund in both bull and bear markets as well as a fund's risk profile. Prudential Equity Fund is managed with a "value" investment style by PIC. In 1995, Prudential Securities introduced Prudential Jennison Growth Fund, a growth-style equity fund managed by Jennison Associates Capital Corp., a premier institutional equity manager and a subsidiary of Prudential.

      High Yield Funds. Investing in high yield bonds is a complex and research intensive pursuit. A separate team of high yield bond analysts monitor the 167 issues held in the Prudential High Yield Fund (currently the largest fund of its kind in the country) along with 100 or so other high yield bonds, which may be considered for purchase(3). Non-investment grade bonds, also known as junk bonds or high yield bonds, are subject to a greater risk of loss of principal and interest including default risk than higher-rated bonds. Prudential high yield portfolio managers and analysts meet face-to-face with almost every bond issuer in the High Yield Fund's portfolio annually, and have additional telephone contact throughout the year.

      Prudential's portfolio managers are supported by a large and sophisticated research organization. Fourteen investment grade bond analysts monitor the financial viability of approximately 1,750 different bond issuers in the investment grade corporate and municipal bond markets--from IBM to small municipalities, such as Rockaway Township, New Jersey. These analysts consider among other things sinking fund provisions and interest coverage ratios.


      Prudential's portfolio managers and analysts receive research services from almost 200 brokers and market service vendors. They also receive nearly 100 trade publications and newspapers--from Pulp and Paper Forecaster to Women's Wear Daily--to keep them informed of the industries they follow.


      Prudential Mutual Funds' traders scan over 100 computer monitors to collect detailed information on which to trade. From natural gas prices in the Rocky Mountains to the results of local municipal elections, a Prudential portfolio manager or trader is able to monitor it if it's important to a Prudential mutual fund.

      Prudential Mutual Funds trade approximately $31 billion in U.S. and foreign government securities a year. PIC seeks information from government policy makers. In 1995, Prudential's portfolio managers met with several senior U.S. and foreign government officials, on issues ranging from economic conditions in foreign countries to the viability of index-linked securities in the United States.

      Prudential Mutual Funds' portfolio managers and analysts met with over 1,200 companies in 1995, often with the Chief Executive Officer (CEO) or Chief Financial Officer (CFO). They also attended over 250 industry conferences.

      Prudential Mutual Fund global equity managers conducted many of their visits overseas, often holding private meetings with a company in a foreign language (our global equity managers speak 7 different languages, including Mandarin Chinese).

      Trading Data(4). On an average day, Prudential Mutual Funds' U.S. and foreign equity trading desks traded $77 million in securities representing over
3.8 million shares with nearly 200 different firms. Prudential Mutual Funds' bond trading desks traded $157 million in government and corporate bonds on an average day. That represents more in daily trading than most bond funds tracked by Lipper even have in assets(5). Prudential Mutual Funds' money market desk traded $3.2 billion in money market securities on an average day, or over $800 billion a year. They made a trade every 3 minutes of every trading day. In 1994, the Prudential Mutual Funds effected more than 40,000 trades in money market securities and held on average $20 billion of money market securities(6).

      Based on complex-wide data, on an average day, over 7,250 shareholders telephoned Prudential Mutual Fund Services, Inc., the Transfer Agent of the Prudential Mutual Funds, on the Prudential Mutual Funds' toll-free number. On an annual basis, that represents approximately 1.8 million telephone calls answered.

----------
(3) As of December 31, 1995. The number of bonds and the size of the Fund are subject to change.

(4) Trading data represents average daily transactions for portfolios of the Prudential Mutual Funds for which PIC serves as the subadviser, portfolios of the Prudential Series Fund and institutional and non-US accounts managed by Prudential Mutual Fund Investment Management, a division of PIC, for the year ended December 31, 1995.

(5) Based on 669 funds in Lipper Analytical Services categories of Short U.S. Treasury, Short U.S. Government, Intermediate U.S. Treasury, Intermediate U.S. Government, Short Investment Grade Debt, Intermediate Investment Grade Debt, General U.S. Treasury, General U.S. Government and Mortgage funds.

(6)   As of December 31, 1994.


                                     III-2

INFORMATION ABOUT PRUDENTIAL SECURITIES

      Prudential Securities is the fifth largest retail brokerage firm in the United States with approximately 5,600 financial advisors. It offers to its clients a wide range of products, including Prudential Mutual Funds and annuities. As of December 31, 1995, assets held by Prudential Securities for its clients approximated $168 billion. During 1994, over 28,000 new customer accounts were opened each month at PSI(7).


      Prudential Securities has a two-year Financial Advisor training program plus advanced education programs, including Prudential Securities "university," which provides advanced education in a wide array of investment areas. Prudential Securities is the only Wall Street firm to have its own in-house Certified Financial Planner (CFP) program. In the December 1995 issue of Registered Rep, an industry publication, Prudential Securities' Financial Advisor training programs received a grade of A- (compared to an industry average of B+).

      In 1995, Prudential Securities' equity research team ranked 8th in Institutional Investor magazine's 1995 "All America Research Team" survey. Five Prudential Securities analysts were ranked as first-team finishers(8).


      In addition to training, Prudential Securities provides its financial advisors with access to firm economists and market analysts. It has also developed proprietary tools for use by financial advisors, including the Financial ArchitectSM, a state-of-the-art asset allocation software program which helps Financial Advisors to evaluate a client's objectives and overall financial plan, and a comprehensive mutual fund information and analysis system that compares different mutual funds.

      For more complete information about any of the Prudential Mutual Funds, including charges and expenses, call your Prudential Securities financial adviser or Pruco/Prudential representative for a free prospectus. Read it carefully before you invest or send money.

----------
(7)  As of December 31, 1994.

(8) On an annual basis, Institutional Investor magazine surveys more than 700 institutional money managers, chief investment officers and research directors, asking them to evaluate analysts in 76 industry sectors. Scores are produced by taking the number of votes awarded to an individual analyst and weighting them based on the size of the voting institution. In total, the magazine sends its survey to approximately 2,000 institutions and a group of European and Asian institutions.


                                     III-3

                                     PART C

                                OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS.

      (A) FINANCIAL STATEMENTS:

      1. Financial Statements included in the Prospectuses constituting Part A of this Registration Statement:

            Financial Highlights.

      2. Financial Statements included in the Statement of Additional Information constituting Part B of this Registration Statement:

            Portfolio of Investments at September 30, 1996.

            Statement of Assets and Liabilities at September 30, 1996.

            Statement of Operations for the year ended September 30, 1996.

            Statements of Changes in Net Assets for the years ended September 30, 1996 and 1995.


            Notes to Financial Statements.


            Financial Highlights.

            Independent Auditors' Report.

      (B) EXHIBITS:


      1.    (a) Certificate of Trust of the Registrant.*
            (b) First Amendment to Certificate of Trust of the Registrant.*
            (c) Second Amendment to Certificate of Trust of the Registrant. Incorporated by reference to Exhibit 1(c) to Post-Effective Amendment No. 7 to the Registration Statement on Form N-1A filed via EDGAR on November 27, 1996 (File No. 33-48066).
            (d) Declaration of Trust of the Registrant.*
            (e) First Amendment to Declaration of Trust of the Registrant.*
            (f) Second Amendment to Declaration of Trust of the Registrant. Incorporated by reference to Exhibit 1(f) to Post-Effective Amendment No. 7 to the Registration Statement on Form N-1A filed via EDGAR on November 27, 1996 (File No. 33-48066).

      2.    By-Laws of the Registrant as revised and restated October 5, 1992.*

      3.    Not Applicable.


      4. Instruments defining rights of shareholders. Incorporated by reference to Exhibits 1 and 2.
      5. (a) Management Agreement for Prudential Active Balanced Fund and Prudential Stock Index Fund with Prudential Mutual Fund Management LLC. Incorporated by reference to Exhibit 5(e) to Post-Effective Amendment No. 7 to the Registration Statement on Form N-1A filed via EDGAR on November 27, 1996 (File No. 33-48066).
            (b) Subadvisory Agreement between Prudential Mutual Fund Management LLC and The Prudential Investment Corporation. Incorporated by reference to Exhibit 5(f)(i) to Post-Effective Amendment No. 7 to the Registration Statement on Form N-1A filed via EDGAR on November 27, 1996 (File No. 33-48066).
            (c) Cash Management Agreement between Prudential Mutual Fund Management LLC and The Prudential Investment Corporation for Prudential Active Balanced Fund. Incorporated by reference to
            Exhibit 5(f)(ii) to Post-Effective Amendment No. 7 to the Registration Statement on Form N-1A filed via EDGAR on November 27, 1996 (File No. 33-48066).
            (d) Subadvisory Agreement between Prudential Mutual Fund Management LLC and Jennison Associates Capital Corp. for Prudential Active Balanced Fund. Incorporated by reference to Exhibit 5(g) to Post-Effective Amendment No. 7 to the Registration Statement on Form N-1A filed via EDGAR on November 27, 1996 (File No. 33-48066).
            (e) Form of Management Agreement for Prudential Small-Cap Index Fund, Prudential Bond Market Index Fund, Prudential Pacific Index Fund and Prudential Europe Index Fund with Prudential Mutual Fund Management LLC.*

            (f) Form of Subadvisory Agreement between Prudental Mutual Fund Management LLC and The Prudential Investment Corporation for Prudential Small-Cap Index Fund, Prudential Bond Market Index Fund, Prudential Pacific Index Fund and Prudential Europe index Fund.*
      6.    Form of Distribution Agreement.*

      7.    Not Applicable.

      8. Custodian Agreement between the Registrant and State Street Bank and Trust Company.*
      9.    Transfer Agency and Service Agreement.*
      10.   (a) Opinion of Arnold & Porter.*
            (b) Opinion of Morris, Nichols, Arsht & Tunnell.*

      11.   Consent of Independent Accountants.*
      12.   Not Applicable.

      13.   Not Applicable.

      14.   Not Applicable.


      15. (a) Distribution and Service Plan for Class A shares. Incorporated by reference to Exhibit 15(a) to Post-Effective Amendment No. 7 to the Registration Statement on Form N-1A filed via EDGAR on November 27, 1996 (File No. 33-48066).
            (b) Distribution and Service Plan for Class B shares. Incorporated by reference to Exhibit 15(b) to Post-Effective Amendment No. 7 to the Registration Statement on Form N-1A filed via EDGAR on November 27, 1996 (File No. 33-48066).
            (c) Distribution and Service Plan for Class C shares. Incorporated by reference to Exhibit 15(c) to Post-Effective Amendment No. 7 to the Registration Statement on Form N-1A filed via EDGAR on November 27, 1996 (File No. 33-48066).


      16. Schedule of Computation of Performance Quotations. Incorporated by reference as Exhibit 16 to Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A filed via EDGAR on January 30, 1995 (File No. 33-48066).
      18.   Rule 18f-3 Plan.*

      27. Financial Data Schedules. Incorporated by reference to Exhibit 27 to Post-Effective Amendment No. 7 to the Registration Statement on Form N-1A filed via EDGAR on November 27, 1996 (File No. 33-48066).


----------
* Filed herewith.

ITEM 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.
         None.

ITEM 26. NUMBER OF HOLDERS OF SECURITIES.


     As of March 21, 1997 there were 2,736 recordholders of Class Z shares of beneficial interest of Prudential Stock Index Fund, and 3 Class A shareholders, 7 Class B shareholders, 2 Class C shareholders and 9 Class Z shareholders of shares of beneficial interest of Prudential Active Balanced Fund, $.001 par value per share, of the Registrant. Certain of these recordholders may be sponsors of qualified retirement programs.

ITEM 27. INDEMNIFICATION.

      As permitted by Section 17(h) and (i) of the Investment Company Act of 1940 (the "1940 Act") and pursuant to Del. Code Ann. title 12 sec. 3817, a Delaware business trust may provide in its governing instrument for the indemnification of its officers and trustees from and against any and all claims and demands whatsoever. Article VII, Section 2 of the Agreement and Declaration of Trust states that (i) the Registrant shall indemnify any present trustee or officer to the fullest extent permitted by law against liability, and all expenses reasonably incurred by him or her in connection with any claim, action, suit or proceeding in which he or she is involved by virtue of his or her service as a trustee, officer or both, and against any amount incurred in settlement thereof and (ii) all persons extending credit to, contracting with or having any claim against the Registrant shall look only to the assets of the appropriate Series (or if no Series has yet been established, only to the assets of the Registrant). Indemnification will not be provided to a person adjudged by a court or other adjudicatory body to be liable to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties (collectively "disabling conduct"). In the event of a settlement, no indemnification may be provided unless there has been a determination, as specified in the Declaration of Trust, that the officer or trustee did not engage in disabling conduct. As permitted by Section 17(i) of the 1940 Act, pursuant to Section 8 of the Distribution Agreement (Exhibit 6 to the Registration Statement), the Distributor of the Registrant may be indemnified against liabilities which it may incur, except liabilities arising from bad faith, gross negligence, willful misfeasance or reckless disregard of duties.

      Insofar as indemnification for liabilities arising under the Securities Act of 1933 (Securities Act) may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1940 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer, or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such trustee, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1940 Act and will be governed by the final adjudication of such issue.

      The Registrant intends to purchase an insurance policy insuring its officers and trustees against liabilities, and certain costs of defending claims against such officers and trustees, to the extent such officers and trustees are not found to have committed conduct constituting willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. The insurance policy also insures the Registrant against the cost of indemnification payments to officers and trustees under certain circumstances.


      Section 9 of the Management Agreements (Exhibits 5(a) and (e) to the Registration Statement) and Section 4 of the Subadvisory Agreements (Exhibits 5(b, d and f) to the Registration Statement) limit the liability of Prudential Mutual Fund Management LLC, The Prudential Investment Corporation ("PIC") and Jennison Associates Capital Corp. ("Jennison"), respectively, to liabilities arising from willful misfeasance, bad faith or gross negligence in the performance of their respective duties or from reckless disregard by them of their respective obligations and duties under the agreements.


      The Registrant hereby undertakes that it will apply the indemnification provisions of its By-Laws, Declaration of Trust and the Distribution Agreement in a manner consistent with Release No. 11330 of the Securities and Exchange Commission under the 1940 Act so long as the interpretation of Section 17(h) and 17(i) of such Act remain in effect and are consistently applied.

ITEM 28. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

      (a) Prudential Mutual Fund Management LLC.

      See Management of the Company in the Prospectus constituting Part A of this Registration Statement and Management of the Company in the Statement of Additional Information constituting Part B of this Registration Statement.

      The business and other connections of the officers of PMF are listed in Schedules A and D of Form ADV of PMF as currently on file with the Securities and Exchange Commission, the text of which is hereby incorporated by reference (File No. 801-31104, originally filed on November 13, 1987).

      The business and other connections of PMF's directors and principal executive officers are set forth below. The address of each person is Gateway Center Three, 100 Mulberry Street, 9th Floor, Newark, NJ 07107-4077.



NAME AND ADDRESS        POSITION WITH PIC                            PRINCIPAL OCCUPATIONS
----------------        -----------------                            ---------------------

Brian M. Storms         Officer-In-Charge,          Officer-In-Charge, President, Chief Executive Officer and
                        President, Chief            Chief Operating Officer, PMF
                        Executive Officer and
                        Chief Operating Officer

Robert F. Gunia         Executive Vice President    Comptroller, Prudential Investments; Executive Vice
                        and Treasurer               President and Treasurer, PMF; Senior Vice President of Prudential
                                                    Securities Incorporated (Prudential Securities)

Thomas A. Early         Executive Vice President,   Executive Vice President, Secretary and General Counsel,
                        Secretary and General       PMF; Vice President and General Counsel, Prudential
                        Counsel                     Retirement Services

Susan C. Cote           Executive Vice President,   Executive Vice President, Chief Financial Officer, PMF;
                        Chief Financial Officer     Managing Director, Prudential Investments and Vice
                                                    President, PIC

Neil A. McGuinness      Executive Vice President    Executive Vice President, PMF

Robert J. Sullivan      Executive Vice President    Executive Vice President, PMF

      (b) The Prudential Investment Corporation (PIC)

      See "How the Fund is Managed" in the Prospectuses constituting Part A of this Registration Statement and "Manager and Subadvisers" in the Statement of Additional Information constituting Part B of this Registration Statement.

      The business and other connections of PIC's directors and principal executive officers are as set forth below. The address of each person is 751 Broad Street, Newark, NJ 07102.


NAME AND ADDRESS        POSITION WITH PIC                            PRINCIPAL OCCUPATIONS
----------------        -----------------                            ---------------------

E. Michael Caulfield    Chairman of the Board,      Chief Executive Officer of Prudential Investments
                        President and Chief
                        Executive Officer and
                        Director

Jonathan M. Greene      Senior Vice President and   President--Investment Management of Prudential
                        Director                    Investments


John R. Strangfeld      Vice President and Director President of Private Asset Management Group of
                                                    Prudential

      (c) Jennison Associates Capital Corp.

      See "How the Fund is Managed" in the Prudential Active Balanced Fund Prospectus constituting Part A of this Registration Statement and "Manager and Subadvisers" in the Statement of Additional Information constituting Part B of this Registration Statement.

      Information as to Jennison's directors and principal executive officers is included in its Form ADV filed with the Securities and Exchange Commission (File No. 801-5608) as most recently amended, the text of which is incorporated herein by reference.

ITEM 29. PRINCIPAL UNDERWRITERS

      (a) Prudential Securities Incorporated

      Prudential Securities Incorporated is distributor for The BlackRock Government Income Trust, Command Government Fund, Command Money Fund, Command Tax-Free Fund, The Global Government Plus Fund, Inc., The Global Return Fund, Inc., Global Utility Fund, Inc., Nicholas-Applegate Fund, Inc. (Nicholas-Applegate Growth Equity Fund), Prudential Allocation Fund, Prudential California Municipal Fund, Prudential Diversified Bond Fund, Inc., Prudential Distressed Securities Fund, Inc., Prudential Dryden Fund, Prudential Emerging Growth Fund, Inc., Prudential Equity Fund, Inc., Prudential Equity Income Fund, Prudential Europe Growth Fund, Inc., Prudential Global Genesis Fund, Inc., Prudential Global Limited Maturity Fund, Inc., Prudential Government Income Fund, Inc., Prudential Government Securities Trust, Prudential High Yield Fund, Inc., Prudential Institutional Liquidity Portfolio, Inc., Prudential Intermediate Global Income Fund, Inc., Prudential Jennison Series Fund, Inc., Prudential MoneyMart Assets, Inc., Prudential Mortgage Income Fund, Inc., Prudential Multi-Sector Fund, Inc., Prudential Municipal Bond Fund, Prudential Municipal Series Fund, Prudential National Municipals Fund, Inc., Prudential Natural Resources Fund, Inc., Prudential Pacific Growth Fund, Inc., Prudential Small Companies Fund, Inc., Prudential Special Money Market Fund, Inc., Prudential Structured Maturity Fund, Inc., Prudential Tax-Free Money Fund, Inc., Prudential Utility Fund, Inc., Prudential World Fund, Inc. and The Target Portfolio Trust. Prudential Securities is also a depositor for the following unit investment trusts:

              The Corporate Investment Trust Fund
              Prudential Equity Trust Shares
              National Equity Trust
              Prudential Unit Trusts
              Government Securities Equity Trust
              National Municipal Trust

      (b) Information concerning directors and officers of Prudential Securities Incorporated is set forth below.

                        POSITIONS AND                              POSITIONS AND
                        OFFICES WITH                               OFFICES WITH
NAME(1)                 UNDERWRITER                                REGISTRANT
-------                 -----------                                ----------
Robert Golden           Executive Vice President and Director      None
Alan D. Hogan           Executive Vice President and Director      None
George A. Murray        Executive Vice President and Director      None
Leland B. Paton         Executive Vice President and Director      None
One New York Plaza
New York, NY

Martin Pfinsgraff       Executive Vice President, Chief            None
                         Financial Officer and Director

Vincent T. Pica, II     Executive Vice President and Director      None
One New York Plaza
New York, NY

Hardwick Simmons        Chief Executive Officer, President         None
                          and Director

Lee B. Spencer, Jr.     Executive Vice President, Secretary        None
                          General Counsel, and Director

(1) The address of each person named is One Seaport Plaza, New York, NY 10292 unless otherwise indicated.

      (c) Registrant has no principal underwriter who is not an affiliated person of the Registrant.

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS

      All accounts, books and other documents required to be maintained by
Section 31(a) of the 1940 Act and the Rules thereunder are maintained at the offices of State Street Bank and Trust Company, One Heritage Drive, North Quincy,

Massachusetts, The Prudential Investment Corporation, Prudential Plaza, 751 Broad Street, Newark, New Jersey; the Registrant, 751 Broad Street, Newark, New Jersey; Prudential Mutual Fund Management LLC, Gateway Center Three, Newark, NJ 07102-4077; and Prudential Mutual Fund Services LLC, Raritan Plaza One, Edison, New Jersey. Documents required by Rules 31a-1(b)(5), (6), (7), (9), (10) and
(11) and 31a-1(f) will be kept at 751 Broad Street, Newark, New Jersey 07102 and 51 JFK Parkway, Short Hills, New Jersey 07078, for Prudential Stock Index Fund, and 466 Lexington Avenue, New York, New York 10017, for Prudential Active Balanced Fund, documents required by Rules 31a-1(b)(4) and (11) and 31a-1(d) at One Seaport Plaza and the remaining accounts, books and other documents required by such other pertinent provisions of Section 31(a) and the rules promulgated thereunder will be kept by State Street Bank and Trust Company and Prudential Mutual Fund Services LLC.


ITEM 31. MANAGEMENT SERVICES

      Other than as set forth under the caption "How the Fund is Managed" in the Prospectuses and under the caption "Manager and Subadvisers" in the Statement of Additional Information, constituting Parts A and B, respectively, of this Registration Statement, Registrant is not a party to any management-related service contract.

ITEM 32. UNDERTAKINGS

       The Registrant undertakes to furnish to each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.


      The Registrant undertakes to file a post-effective amendment, using financial statements which need not be certified, within four to six months from the effective date of Post-Effective Amendment No. 8 to the Registration Statement.

                                   SIGNATURES


      Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Newark, and the State of New Jersey, on the 2nd day of April, 1997.


                                           PRUDENTIAL DRYDEN FUND

                                           By /s/ RICHARD A. REDEKER
                                              -------------------------
                                              RICHARD A. REDEKER, PRESIDENT


      Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 8 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


       SIGNATURE                          TITLE                      DATE
       ---------                          -----                      ----



/s/   EUGENE S. STARK            Treasurer and Principal        April 2, 1997
--------------------------        Financial and Accounting
      EUGENE S. STARK             Officer


/s/   RICHARD A. REDEKER         President and Trustee          April 2, 1997
--------------------------
      RICHARD A. REDEKER


/s/   EDWARD  D. BEACH           Trustee                        April 2, 1997
--------------------------
      EDWARD D. BEACH


/s/   DELAYNE  DEDRICK GOLD      Trustee                        April 2, 1997
--------------------------
      DELAYNE DEDRICK GOLD


/s/   ROBERT F. GUNIA            Trustee                        April 2, 1997
--------------------------
      ROBERT F. GUNIA


/s/   DONALD D. LENNOX           Trustee                        April 2, 1997
--------------------------
      DONALD D. LENNOX


/s/   DOUGLAS H. McCORKINDALE    Trustee                        April 2, 1997
--------------------------
      DOUGLAS H. MCCORKINDALE


/s/   MENDEL A. MELZER           Trustee                        April 2, 1997
--------------------------
      MENDEL A. MELZER


/s/   THOMAS T. MOONEY           Trustee                        April 2, 1997
--------------------------
      THOMAS T. MOONEY


/s/   STEPHEN P. MUNN            Trustee                        April 2, 1997
--------------------------
      STEPHEN P. MUNN


/s/   ROBIN B. SMITH             Trustee                        April 2, 1997
--------------------------
      ROBIN B. SMITH


/s/   LOUIS A. WEIL, III         Trustee                        April 2, 1997
--------------------------
      LOUIS A. WEIL, III


/s/   CLAY T. WHITEHEAD          Trustee                        April 2, 1997
--------------------------
      CLAY T. WHITEHEAD

                                INDEX TO EXHIBITS

SEQUENTIALLY
  NUMBERED
 EXHIBIT NO.                DESCRIPTION                                     PAGE
 -----------                -----------                                     ----
    1.  (a) Certificate of Trust of the Registrant.*

        (b) First Amendment to Certificate of Trust of the
        Registrant.*

        (c) Second Amendment to Certificate of Trust of the
        Registrant. Incorporated by reference to Exhibit 1(c) to Post-Effective Amendment No. 7 to the Registration Statement on Form N-1A filed via EDGAR on November 27, 1996 (File No. 33-48066).

        (d) Declaration of Trust of the Registrant.*

        (e) First Amendment to Declaration of Trust of the
        Registrant.*

        (f) Second Amendment to Declaration of Trust of the
        Registrant. Incorporated by reference to Exhibit 1(f) to Post-Effective Amendment No. 7 to the Registration Statement on Form N-1A filed via EDGAR on November 27, 1996 (File No. 33-48066).

    2. By-Laws of the Registrant as revised and restated October 5, 1992.*

    3.  Not Applicable.

    4. Instruments defining rights of shareholders. Incorporated by reference to Exhibits 1 and 2.

    5. (a) Management Agreement for Prudential Active Balanced Fund and Prudential Stock Index Fund with Prudential Mutual Fund Management LLC. Incorporated by reference to Exhibit 5(e) to Post-Effective Amendment No. 7 to the Registration Statement on Form N-1A filed via EDGAR on November 27, 1996 (File No. 33-48066).

        (b) Subadvisory Agreement between Prudential Mutual Fund Management LLC and The Prudential Investment Corporation. Incorporated by reference to Exhibit 5(f)(i) to Post-Effective Amendment No. 7 to the Registration Statement on Form N-1A filed via EDGAR on November 27, 1996 (File No. 33-48066).

        (c) Cash Management Agreement between Prudential Mutual Fund Management LLC and The Prudential Investment Corporation for Prudential Active Balanced Fund. Incorporated by reference to
        Exhibit 5(f)(ii) to Post-Effective Amendment No. 7 to the Registration Statement on Form N-1A filed via EDGAR on November 27, 1996 (File No. 33-48066).

        (d) Subadvisory Agreement between Prudential Mutual Fund
        Management LLC and Jennison Associates Capital Corp. for
        Prudential Active Balanced Fund. Incorporated by reference to
        Exhibit 5(g) to Post-Effective Amendment No. 7 to the
        Registration Statement on Form N-1A filed via EDGAR on
        November 27, 1996 (File No. 33-48066).

        (e) Form of Management Agreement for Prudential Small-Cap
        Index Fund, Prudential Bond Market Index Fund, Prudential
        Pacific Index Fund and Prudential Europe Index Fund with the Prudential Mutual Fund Management LLC.*

        (f) Form of Subadvisory Agreement between Prudental Mutual Fund Management LLC and The Prudential Investment Corporation for Prudential Small-Cap Index Fund, Prudential Bond Market Index Fund, Prudential Pacific Index Fund and Prudential Europe Index Fund.*

    6.  Form of Distribution Agreement.*

    7.  Not Applicable.

    8. Custodian Agreement between the Registrant and State Street Bank and Trust Company.*

    9.  Transfer Agency and Service Agreement.*

    10. (a) Opinion of Arnold & Porter.*

        (b) Opinion of Morris, Nichols, Arsht & Tunnell.*

    11. Consent of Independent Accountants.*

    12. Not Applicable.

    13. Not Applicable.

    14. Not Applicable.

SEQUENTIALLY
  NUMBERED
 EXHIBIT NO.                DESCRIPTION                                     PAGE
 -----------                -----------                                     ----

    15. (a) Distribution and Service Plan for Class A shares.
        Incorporated by reference to Exhibit 15(a) to Post-Effective Amendment No. 7 to the Registration Statement on Form N-1A filed via EDGAR on November 27, 1996 (File No. 33-48066).

        (b) Distribution and Service Plan for Class B shares.
        Incorporated by reference to Exhibit 15(b) to Post-Effective Amendment No. 7 to the Registration Statement on Form N-1A filed via EDGAR on November 27, 1996 (File No. 33-48066).

        (c) Distribution and Service Plan for Class C shares.
        Incorporated by reference to Exhibit 15(c) to Post-Effective Amendment No. 7 to the Registration Statement on Form N-1A filed via EDGAR on November 27, 1996 (File No. 33-48066).


    16. Schedule of Computation of Performance Quotations.
        Incorporated by reference to Exhibit 16 to Post-Effective
        Amendment No. 4 to the Registration Statement on Form N-1A filed via EDGAR on January 30, 1995 (File No. 33-48066).


    18. Rule 18f-3 Plan.*


    27. Financial Data Schedules. Incorporated by reference to Exhibit 27 to Post-Effective Amendment No. 7 to the Registration
        Statement on Form N-1A filed via EDGAR on November 27, 1996 (File No. 33-48066).


--------
* Filed herewith.